EXHIBIT 10.4

                    THIRD AMENDED AND RESTATED LOAN AGREEMENT


                                     BETWEEN


                            NATIONSBANK, N.A. (SOUTH)


                                       AND


                                 CRYOLIFE, INC.




                           DATED AS OF AUGUST 30, 1996

                                TABLE OF CONTENTS

                                                                            Page

ARTICLE I - DEFINITIONS AND RULES OF CONSTRUCTION.............................1
               SECTION 101.  Specific Definitions.............................1
               SECTION 102.  Accounting Terms.................................8
               SECTION 103.  Titles...........................................8
               SECTION 104.  Number and Gender................................8

ARTICLE II - THE LOANS........................................................8
               SECTION 201.  The Loans........................................8
               SECTION 202.  Collateral and Guaranties........................9
               SECTION 203.  Agreements Regarding Interest and Other
                             Charges..........................................10
               SECTION 204.  Indemnity........................................11
               SECTION 205.  Capital Adequacy.................................11

ARTICLE III - REPRESENTATIONS AND WARRANTIES..................................12
               SECTION 301.  Organization and Existence; Subsidiaries.........12
               SECTION 302.  Financial Statements.............................12
               SECTION 303.  Borrower Authority and Power.....................12
               SECTION 304.  No Defaults......................................12
               SECTION 305.  No Pending Claims................................13
               SECTION 306.  No Outstanding Judgments.........................13
               SECTION 307.  Outstanding Securities...........................13
               SECTION 308.  Tax Returns......................................13
               SECTION 309.  Franchises, Licenses, Permits, Etc...............13
               SECTION 310.  No Governmental Consents Required................13
               SECTION 311.  ERISA Matters....................................14
               SECTION 312.  Regulation U and Other Securities Law Matters....14
               SECTION 313.  Environmental Representations....................14
               SECTION 314.  Reaffirmation....................................14

ARTICLE IV - AFFIRMATIVE COVENANTS............................................15
               SECTION 401.  Inspection and Examination.......................15
               SECTION 402.  Books and Records................................15
               SECTION 403.  Financial Statements and Other Information.......15
               SECTION 404.  Maintenance of Assets............................16
               SECTION 405.  Maintenance of Insurance.........................16
               SECTION 406.  Payment of Taxes.................................16
               SECTION 407.  Environmental Matters............................17
               SECTION 408.  Primary Depository Relationships.................17

ARTICLE V - NEGATIVE COVENANTS................................................17
               SECTION 501.  Type of Business.................................18
               SECTION 502.  Transactions with Affiliates.....................18



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               SECTION 503.  Merger, Consolidation, Acquisitions, Etc.........18
               SECTION 504.  ERISA Matters....................................18
               SECTION 506.  Guaranties.......................................19
               SECTION 507.  Financial Covenants..............................19
               SECTION 508.  Funded Debt......................................20

ARTICLE VI - CONDITIONS TO LENDING............................................20
               SECTION 601.  Representations and Warranties...................20
               SECTION 602.  Performance of Covenants.........................20
               SECTION 603.  No Violation of Negative Covenants...............20
               SECTION 604.  No Material Adverse Changes......................20
               SECTION 605.  Delivery of Loan Documents.......................20
               SECTION 606.  No Default or Event of Default...................21
               SECTION 607.  Incidental Matters...............................21

ARTICLE VII - EVENTS OF DEFAULT...............................................22
               SECTION 701.  Failure to Pay Liabilities.......................22
               SECTION 702.  Representations and Warranties...................22
               SECTION 703.  Negative Covenant Breach.........................22
               SECTION 704.  Other Covenant Breach............................22
               SECTION 705.  Other Agreements with Lender.....................22
               SECTION 706.  Voluntary Bankruptcy.............................22
               SECTION 707.  Involuntary Bankruptcy...........................23
               SECTION 708.  Other Indebtedness...............................23
               SECTION 709.  Material Adverse Change..........................23
               SECTION 710.  Change in Control................................23

ARTICLE VIII - REMEDIES UPON DEFAULT..........................................24
               SECTION 801.  Acceleration and Other Remedies..................24
               SECTION 802.  Application of Proceeds; Collection Costs........24

ARTICLE IX - MISCELLANEOUS....................................................25
               SECTION 901.  Time of Essence..................................25
               SECTION 902.  Entire Agreement.................................25
               SECTION 903.  Several Counterparts.............................25
               SECTION 904.  Survival of Warranties...........................25
               SECTION 905.  Rights Cumulative................................25
               SECTION 906.  No Release; Term of Agreement....................25
               SECTION 907.  Waivers and Modifications........................26
               SECTION 908.  Waiver of Presentment, Etc.......................26
               SECTION 909.  Notices..........................................26
               SECTION 910.  No Assignment by Borrower........................26
               SECTION 911.  Lender's Expenses................................26
               SECTION 912.  Payment of Taxes.................................27
               SECTION 913.  Demand Liabilities...............................27
               SECTION 914.  Set-Offs Against Deposits........................27



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               SECTION 915.  Participant Set-Off..............................27
               SECTION 916.  Confidentiality..................................27
               SECTION 917.  Governing Law; Severability......................28
               SECTION 918.  Successors and Assigns...........................28
               SECTION 919.  Jury Trial Waiver and Consent to Jurisdiction
                             and Venue........................................28



Exhibit A                    -              Promissory Note Form
Exhibit B                    -              Security Agreement Form
Exhibit C-1                  -              Stock Pledge Agreement Form
Exhibit C-2                  -              Stock Power Form
Exhibit D                    -              Subsidiary Guaranty Agreement Form
Exhibit E                    -              Subsidiary Security Agreement Form
Exhibit F                    -              Borrower's Closing Certificate Form
Exhibit G                    -              Guarantor's Closing Certificate Form
Exhibit H                    -              Opinion Letter Form
Exhibit I                    -              Waiver and Consent Form
Exhibit J                    -              Compliance Certificate Form

Schedule 301                 -              Subsidiaries
Schedule 304                 -              Existing Defaults
Schedule 305                 -              Pending Claims
Schedule 505                 -              Permitted Liens
Schedule 508                 -              Permitted Funded Debt





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                                      -iii-

                    THIRD AMENDED AND RESTATED LOAN AGREEMENT


         THIS AGREEMENT made and entered into as of the 30th day of August, 1996, by and between NATIONSBANK, N.A. (SOUTH) ("Lender"), a national banking association which is the successor by merger to Bank South, a Georgia banking corporation formerly known as Bank South, N.A., and CRYOLIFE, INC. ("Borrower"), a Florida corporation.

                              W I T N E S S E T H:

         Pursuant to a Loan Agreement, dated as of July 12, 1989, between Lender and Borrower, as amended and restated by an Amended and Restated Loan Agreement, dated as of February 20, 1992, between Lender and Borrower, and as further amended and restated by a Second Amended and Restated Loan Agreement, dated as of August 4, 1994, between Lender and Borrower (collectively, the "Prior Loan Agreements"), Lender has agreed to make certain loans available to Borrower. Borrower and Lender desire to again amend and restate the Prior Loan Agreements and are entering into this Agreement for such purpose.

         NOW, THEREFORE, for and in consideration of the premises and the mutual agreements, warranties and representations herein made, Lender and Borrower agree to amend and restate the Prior Loan Agreements as follows:


                ARTICLE I - DEFINITIONS AND RULES OF CONSTRUCTION

         SECTION 101. SPECIFIC DEFINITIONS. As used herein, the following terms shall have the following meanings:

         "Affiliate" means any Person directly or indirectly controlling or controlled by or under direct or indirect common control with Borrower. For the purposes of this definition, "control" when used with respect to any specified Person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

         "This Agreement" means this agreement as originally executed or as it may from time to time be amended by one or more written amendments or modification agreements entered into pursuant to the applicable provisions hereof.

         "Borrower" shall have the meaning given that term in the preamble to this Agreement, and such term also shall include Borrower's successors and assigns.

         "Capital Expenditures" shall mean expenditures of over $10,000 each made or



379000.1
liabilities incurred by Borrower for the acquisition of any fixed assets or improvements (and any replacements, substitutions or additions thereto) which have a useful life of more than one (1) year, including the direct or indirect acquisition of such assets by way of increased product or service changes, off-set items or otherwise, and payments made during the relevant fiscal period with respect to Capitalized Lease Obligations, all as determined on a consolidated basis; provided, however, that for purposes of determining compliance with Section 507(b), capital expenditures for leasehold improvements and equipment made by Borrower for its new corporate headquarters building shall be excluded.

         "Capitalized Lease Obligations" shall mean any indebtedness of Borrower represented by obligations under a lease that is required to be capitalized for financial reporting purposes in accordance with generally accepted accounting principles in effect from time to time, and the amount of such indebtedness shall be the capitalized amount of such obligations determined on a consolidated basis in accordance with generally accepted accounting principles consistently applied.

         "Collateral" means and includes all property assigned or pledged to Lender or in which Lender has been granted a security interest or to which Lender has been granted security title under this Agreement or the other Financing Documents and the proceeds thereof.

         "Contractual Obligation" of any Person shall mean any provision of any agreement, instrument, security, or undertaking to which such Person is a party or by which it or any of the property owned by it is bound.

         "Credit Expiration Date" shall mean September 1, 1998, as such date may be extended, accelerated or amended pursuant to this Agreement.

         "Credit   Parties"   shall  mean,   collectively,   Borrower   and  its
Subsidiaries.

         "CryoLife International" shall mean CryoLife International, Inc., a Florida corporation which is a Subsidiary of Borrower, and its successors and assigns.

         "Current Assets" shall mean, at any date, the amount which all of the current assets of Borrower would be shown on a consolidated balance sheet of Borrower at such date prepared in accordance with generally accepted accounting principles consistently applied.

         "Current Liabilities" shall mean, at any date, the amount at which all of the current liabilities of Borrower would be shown on a consolidated balance sheet of Borrower at such date prepared in accordance with generally accepted accounting principles consistently applied.

         "Current Maturities of Funded Debt" shall mean, with respect to any particular period, the sum of all principal payments scheduled to be made during such period in respect of the Funded Debt of Borrower (which for purposes hereof shall include the



379000.1
allocated principal portion of payments due on Capitalized Lease Obligations, and also shall include the current portion of any other Funded Debt).

         "Current Ratio" shall mean, at any date, the ratio of Borrower's Current Assets to its Current Liabilities at such time.

         "Debt Coverage Ratio" shall mean, with respect to any particular fiscal period of Borrower, the ratio of (a) Borrower's EBITDAR for the consecutive 4-quarter period ending therewith to (b) the sum (without duplication) of (i) Borrower's Current Maturities of Funded Debt for the immediately succeeding consecutive 4-quarter period plus (ii) Borrower's Interest Expense for the consecutive 4-quarter period ending therewith plus (iii) Borrower's Rental Expense for the immediately succeeding consecutive 4-quarter period, all as determined on a consolidated basis.

         "Default" shall mean any event which, with the giving of notice or lapse of time (or both), would become an Event of Default.

         "EBIT" shall mean, for any fiscal period of Borrower, an amount equal to the sum of Borrower's Net Income (Loss) for such period plus, to the extent subtracted in determining such Net Income (Loss), (i) Borrower's taxes based on income and (ii) Borrower's Interest Expense, all as determined on a consolidated basis.

         "EBITDAR" shall mean, for any fiscal period of Borrower, an amount equal to Borrower's EBIT for such period plus, to the extent deducted in determining such EBIT, Borrower's depreciation and amortization expenses and Rental Expense, all as determined on a consolidated basis.

         "Environmental Laws" shall mean all federal, state, local and foreign laws relating to pollution or protection of the environment, including laws relating to emissions, discharges, releases or threatened releases of pollutants, contaminants, chemicals, or industrial, toxic or hazardous substances or wastes into the environment (including without limitation ambient air, surface water, ground water, or land), or otherwise relating to the manufacture, processing, distribution, use, treatment, storage, disposal, transport, or handling of pollutants, contaminants, chemicals, or industrial, toxic or hazardous substances or wastes, and any and all regulations, codes, plans, orders, decrees, judgments, injunctions, notices or demand letters issued, entered, promulgated or approved thereunder.

         "ERISA" shall mean the Employee Retirement Income Security Act of 1974, P.L. 93-406, as amended.

         "Event of Default" shall mean any of the events specified in Article VII of this Agreement, provided that any express requirement therein for notice or lapse of time shall have been satisfied.

         "Final Maturity Date" shall mean September 1, 2003, as such date may be



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                                       -3-
extended, accelerated or amended pursuant to this Agreement.

         "Financing Documents" means and includes this Agreement, the Note, the Security Agreement, each Stock Pledge Agreement, each Subsidiary Guaranty, each Subsidiary Security Agreement, and any extensions, renewals, modifications or substitutions thereof or therefor, and all other associated loan and collateral documents including, without limitation, all guaranties, suretyship agreements, security agreements, pledge agreements, security deeds, subordination agreements, exhibits, schedules, attachments, financing statements, notices, consents, waivers, opinions, letters, reports, records, title certificates and applications therefor, assignments, stock powers or transfers, documents, instruments, information and other writings related thereto, or furnished by any Credit Party to Lender in connection therewith or in connection with any of the Collateral, including without limitation any such documents executed and delivered pursuant to Section 202 hereof; provided, however, that this term shall not include the Prior Loan Agreements or the Prior Security Agreements.

         "Funded Debt" shall mean, for any particular Person, all Indebtedness for money borrowed, Indebtedness secured by purchase money liens, Capitalized Lease Obligations, conditional sales contracts and similar title retention debt instruments, all as determined for such Person on a consolidated basis. The calculation of Funded Debt for any particular Person shall include all Funded Debt of such Person plus all Funded Debt of other Persons to the extent guaranteed by such Person, to the extent secured by any assets of such Person, or to the extent supported by a letter of credit issued for the account of such Person.

         "Governmental Authority" means any applicable nation or government, any state, local or other political subdivision thereof, any court, and any other entity exercising executive, legislative, judicial, regulatory, or administrative functions of or pertaining to government.

         "Guaranty" shall mean any contractual obligation, contingent or otherwise, of a Person with respect to any Indebtedness or other obligation or liability of another Person, including without limitation, any such Indebtedness, obligation or liability directly or indirectly guaranteed, endorsed, co-made or discounted or sold with recourse by that Person, or in respect of which that Person is otherwise directly or indirectly liable, including Contractual Obligations (contingent or otherwise) arising through any agreement to purchase, repurchase, or otherwise acquire such Indebtedness, obligation or liability or any security therefor, or any agreement to provide funds for the payment or discharge thereof (whether in the form of loans, advances, stock purchases, capital contributions or otherwise), or to maintain solvency, assets, level of income, or other financial condition, or to make any payment other than for value received.

         "Herein", "hereof", and "hereunder" and other words of similar import refer to this Agreement as a whole and not to any particular article, paragraph, section or other subdivision.




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                                       -4-

         "Indebtedness" of any Person shall mean, without duplication: (i) all obligations of such Person which in accordance with generally accepted accounting principles consistently applied would be shown on a consolidated balance sheet of such Person as a liability (including, without limitation, obligations for borrowed money and for the deferred purchase price of property or services, and obligations evidenced by bonds, debentures, notes or other similar instruments); (ii) all rental obligations under leases required to be capitalized under generally accepted accounting principles consistently applied;
(iii) all Guaranties of such Person (including contingent reimbursement obligations under undrawn letters of credit); and (iv) Indebtedness of others secured by any Lien upon property owned by such Person, whether or not assumed.

         "Intellectual Property Rights" shall mean, with respect to any particular Person, all patents, patent applications, continuation, refile and reissue patent applications, trademarks, service marks, trademark and service mark applications, trade names, copyrights, copyright registrations, copyright applications, trade secrets and other similar proprietary information (including, but not by way of limitation, inventions, technical information, processes, algorithms, procedures, specifications, designs, knowledge, know-how, data and databases) now owned or hereafter acquired by such Person.

         "Interest Expense" shall mean, for any fiscal period of Borrower, the total interest expense of Borrower, as determined on a consolidated basis in accordance with generally accepted accounting principles consistently applied.

         "Lender" shall have the meaning given that term in the preamble to this Agreement, and such term also shall include Lender's successors and assigns.

         "Leverage Ratio" shall mean, at any date, the ratio of Borrower's Total Liabilities to its Net Worth at such time.

         "Liabilities" means all indebtedness, liabilities, and obligations of Borrower of any nature whatsoever which Lender may now or hereafter have, own or hold, and which now or hereafter arise under or on account of this Agreement, the Note or any of the other Financing Documents and any extensions, renewals, modifications or substitutions thereof or therefor.

         "Lien" shall mean any mortgage, pledge, collateral assignment, security interest, security deposit, encumbrance, lien or charge of any kind (including any agreement to give any of the foregoing, any conditional sale or other title retention agreement, any lease in the nature thereof, and the filing of or agreement to give any financing statement under the Uniform Commercial Code of any jurisdiction, but excluding licenses granted in the ordinary course of the grantor's business).

         "Loans" shall mean any and all Loans made by Lender to Borrower pursuant to Section 201 hereof.




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                                       -5-

         "Maximum Availability" shall mean $10,000,000, as such amount may be reduced or amended pursuant to this Agreement.

         "Net Income (Loss)" shall mean, for any fiscal period of Borrower, the net income (or loss) of Borrower on a consolidated basis for such period (taken as a single accounting period) determined in conformity with generally accepted accounting principles consistently applied, but excluding therefrom (to the extent otherwise included therein and without duplication) (i) any gains or losses, together with any related provisions for taxes, realized by Borrower upon any sale of its assets other than in the ordinary course of business, (ii) any other non-recurring gains or losses, and (iii) any income or loss of any other Person acquired prior to the date such other Person becomes a Subsidiary of Borrower or is merged into or consolidated with Borrower or all or substantially all of such other Person's assets are acquired by Borrower.

         "Net Worth" shall mean, as of any particular date, Borrower's total shareholder's equity (including capital stock, additional paid-in capital, and retained earnings after deducting treasury stock) which would appear as such on a consolidated balance sheet of Borrower prepared in accordance with generally accepted accounting principles as then in effect.

         "Note" shall mean the Promissory Note substantially in the form of Exhibit A attached hereto to be executed by Borrower in favor of Lender to evidence the Loans, and all renewals, extensions, modifications or replacements thereof.

         "Person" means any individual, corporation, partnership, joint venture,
association,   joint-stock  company,  trust,   unincorporated   organization  or
government or any agency or political subdivision thereof.

         "Prior Loan Agreements" shall have the meaning given such term in the preamble to this Agreement.

         "Prior Security Agreements" shall mean the Security Agreement (Equipment) and the Security Agreement (Receivables/Inventory), both dated December 31, 1986, executed by Borrower in favor of Lender, as amended, and the Equipment Security Agreement, dated as of August 4, 1994, executed by Borrower in favor of Lender.

         "Purchase Money Indebtedness" shall mean (i) Indebtedness for the payment of all or any part of the purchase price of any fixed assets, (ii) any Indebtedness incurred for the sole purpose of financing or refinancing all or any part of the purchase price of any fixed assets, (iii) Capitalized Lease Obligations, and (iv) any renewals, extensions or refinancings thereof (but not any increases in the principal amounts thereof outstanding at that time).

         "Purchase Money Lien" shall mean a Lien upon fixed assets which secures the Purchase Money Indebtedness relating thereto but only if such Lien shall at all times be confined solely to the fixed assets the purchase price of which was financed or refinanced



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



through the incurrence of the Purchase Money Indebtedness secured by such Lien and only if such Lien secures solely such Purchase Money Indebtedness.

         "Rental Expense" shall mean, for any fiscal period of Borrower, the total rental expense of Borrower for such period, as determined on a consolidated basis in accordance with generally accepted accounting principles consistently applied, and which shall include without limitation rental expense under operating leases.

         "Revolving Loan Period" shall mean the period which runs from the date of this Agreement until the Credit Expiration Date.

         "Security Agreement" shall mean the Amended and Restated Security Agreement, substantially in the form of Exhibit B attached hereto, executed or to be executed by Borrower in favor of Lender pursuant to this Agreement and any modification or replacement thereof or therefor.

         "Stock Pledge Agreement" shall mean any and all Stock Pledge and Security Agreements, substantially in the form of Exhibit C-1 attached hereto, executed or to be executed by Borrower in favor of Lender pursuant to this Agreement and any modification or replacement thereof or therefor.

         "Subsidiary" means, as applied to Borrower, (i) any corporation of which 50% or more of the outstanding stock (other than directors' qualifying shares) having ordinary voting power to elect a majority of its board of directors (or other governing body), regardless of the existence at the time of a right of the holders of any class or classes (however designated) of securities of such corporation to exercise such voting power by reason of the happening of any contingency, or any partnership of which 50% or more of the outstanding partnership interests is, at the time, directly or indirectly owned by Borrower or by one or more Subsidiaries of Borrower, and (ii) any other entity which is directly or indirectly controlled or capable of being controlled by Borrower or by one or more Subsidiaries of Borrower.

         "Subsidiary Guaranty" shall mean any and all Guaranty Agreements, substantially in the form of Exhibit D attached hereto, executed or to be executed by a Subsidiary of Borrower in favor of Lender and any modifications or replacements thereof or therefor.

         "Subsidiary Security Agreement" shall mean any and all Security Agreements, substantially in the form of Exhibit E attached hereto, executed or to be executed by a Subsidiary of Borrower in favor of Lender and any modifications or replacements thereof or therefor.

         "Term Loan Period" shall mean the period which runs from the Credit Expiration Date through the Final Maturity Date.




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



         "Tissue Freezers" shall mean, collectively, the tissue freezers leased or loaned by Borrower to third parties in the ordinary course of Borrower's business.

         "Total Liabilities" shall mean, as of any particular date, the amount which all liabilities of Borrower would be shown on a consolidated balance sheet of Borrower at such date prepared in accordance with generally accepted accounting principles consistently applied.

         "Voting Stock" shall mean the securities of any class or classes of a corporation the holders of which are ordinarily, in the absence of contingencies, entitled to elect a majority of the corporate directors of such corporation (or Persons performing similar functions).

         SECTION 102. ACCOUNTING TERMS. All accounting terms not otherwise defined herein have the meanings assigned to them in accordance with generally accepted accounting principles consistently applied.

         SECTION 103. TITLES. The titles of the Articles and Sections herein appear as a matter of convenience only and shall not affect the interpretation hereof.

         SECTION 104. NUMBER AND GENDER. Words importing the singular number hereunder shall include the plural number and vice versa, and any pronoun used herein shall be deemed to cover all genders.


                             ARTICLE II - THE LOANS

         SECTION 201. THE LOANS. (a) From time to time upon Borrower's request, and subject to the terms and conditions of this Agreement, Lender agrees to advance to Borrower prior to the Credit Expiration Date amounts which do not exceed the Maximum Availability in aggregate outstanding principal amount at any one time. Advances made by Lender to Borrower under this Section 201 are hereinafter collectively called the "Loans". Notwithstanding anything in this Agreement to the contrary, the Lender shall not be obligated hereunder to make any Loans on or after the earlier of (i) the Credit Expiration Date or such later date to which such expiration date may be extended by Lender in its discretion or (ii) the date Lender pursuant to Section 801(a) hereof terminates its obligation to make any further Loans to Borrower hereunder. Subject to the terms and conditions hereof, prior to the Credit Expiration Date, Borrower, at its option, from time to time may borrow, repay and reborrow all or any portion of the Loans, except that Borrower's right to prepay Loans bearing interest based on the Adjusted LIBOR (as such term is defined in the Note) shall be subject to the breakage provisions of the Note and any such prepayment shall be applied as provided in the Note.

         (b) The proceeds of the Loans may be used by Borrower only to finance acquisitions by the Borrower and to finance Borrower's and its Subsidiaries' working capital



379000.1
and other general corporate needs (including without limitation to finance the cost of the leasehold improvements and equipment purchases made or to be made by Borrower for its new corporate headquarters building in Marietta, Georgia).

         (c) The Loans are to be evidenced by the Note. Interest on the Loans will accrue at the rate or rates per annum set forth in the Note, and principal and interest on the Loans will be payable in the manner prescribed in the Note.

         (d) Borrower shall pay to Lender an origination fee for the Loan facility provided by Lender to Borrower under this Section 201, which fee shall be in the amount of $5,000 (and Lender shall credit against such sum the $5,000 commitment letter fee previously paid by Borrower to Lender in connection with such facility) and such fee shall be deemed fully earned by Lender upon the parties' execution and delivery of this Agreement from the Borrower and shall be non-refundable.

         (e) Borrower shall pay to Lender unused facility fees for Borrower's Loan facility hereunder during the Revolving Loan Period computed on the daily average unused portion of the Maximum Availability at a rate per annum of three-eighths of one percent (.375%). Such unused facility fees shall be payable by Borrower to Lender quarterly in arrears, commencing on November 30, 1996, and continuing to be due on the last day of each February, May, August and November thereafter during the Revolving Loan Period as well as on the Credit Expiration Date. Notwithstanding anything in this Section to the contrary, however, the total unused facility fees payable by Borrower to Lender under clauses (x) and
(y) above shall not exceed the sum of $6,250 and $25,000, respectively, during each of the following two periods: the period from the date of this Agreement though August 31, 1997, and the period from September 1, 1997 through the Credit Expiration Date.

         (f) All of the Loans shall constitute one loan by Lender to Borrower. Lender shall maintain a loan account on its books in which shall be recorded all Loans, all payments made by Borrower on the Loans and all other appropriate debits and credits as provided in this Agreement and the Note with respect thereto, including without limitation all charges, expenses and interests. All entries in such account shall be made in accordance with the Lender's customary accounting practices as in effect from time to time. Lender shall render to Borrower a monthly statement setting forth the balance of such account, including principal, interest, expenses and fees, and each such statement shall, absence manifest error or omissions, be presumed correct and binding upon Borrower and shall constitute an account stated unless, within thirty (30) days after receipt of any such statement from Lender, Borrower shall deliver to Lender a written objection thereto specifying the error or errors or omission or omissions, if any, contained in such statement.

         (g) All interest and fees owing by Borrower to Lender hereunder or under the other Financing Documents shall be computed on the basis of a 360-day year and the actual days elapsed




379000.1

         SECTION 202. COLLATERAL AND GUARANTIES. (a) All of the Loans and the other Liabilities shall be secured pursuant to the Security Agreement which shall be duly executed and delivered by Borrower to Lender in connection with this Agreement and pursuant to which Lender shall be granted a first-priority security interest in all of Borrower's present or future accounts, contract rights, chattel paper, general intangibles (excluding its Intellectual Property Rights but including the proceeds thereof), instruments, documents, inventory, equipment, fixtures, leasehold improvements, and other assets and all proceeds thereof (excluding its Intellectual Property Rights but including the proceeds thereof). In addition, all of the Loans and the other Liabilities shall also be secured pursuant to a Stock Pledge Agreement which (together with an irrevocable stock power in the form of Exhibit C-2 attached hereto) shall be duly executed and delivered by Borrower to Lender in connection with this Agreement and pursuant to which Lender shall be granted a first-priority security interest in all of the capital stock of CryoLife International and all proceeds thereof.

         (b) All of the Loans and the other Liabilities shall be fully guaranteed by CryoLife International pursuant to a Subsidiary Guaranty which shall be duly executed and delivered by CryoLife International to Lender in connection with this Agreement. In addition, the obligations of CryoLife International under such Subsidiary Guaranty shall be secured pursuant to a Subsidiary Security Agreement which shall be duly executed and delivered by CryoLife International to Lender in connection with this Agreement, and pursuant to which Lender shall be granted a first-priority security interest in all of CryoLife International's present or future accounts, contract rights, chattel paper, general intangibles (excluding its Intellectual Property Rights but including the proceeds thereof), instruments, documents, inventory, equipment, fixtures, leasehold improvements, and other assets and all proceed thereof.

         (c) Within ten (10) days after Borrower's creation or acquisition of any Subsidiary, Borrower shall pledge all of the capital stock of such Subsidiary to the Lender as additional collateral for the Liabilities, Borrower shall cause such Subsidiary to guaranty the repayment of the Liabilities to Lender, and Borrower shall cause such Subsidiary to grant to the Lender a first-priority perfected security interest in and lien on all of its assets (excluding its Intellectual Property Rights, but including the proceeds thereof) as additional collateral for the Liabilities, all pursuant to such Subsidiary Guaranties, Subsidiary Security Agreements, Stock Pledge Agreements and other collateral documents as are acceptable in all respects to the Lender. Borrower also shall provide Lender with any and all closing certificates, financing statement filings, opinions of counsel and other closing documents of the types described in Section 605 hereof as the Lender may request with respect to such pledge, guaranty and collateral documents.

         (d) Borrower shall execute (or cause to be executed) any and all financing statements, fixture filings, certificate of title applications, collateral assignments, stock powers or transfers, or other documents as Lender may reasonably request from time to time in order to perfect or maintain the perfection and priority of Lender's security interest in the Collateral now or hereafter covered by the Security Agreement, any Stock Pledge Agreement or any Subsidiary Security Agreement or any additional collateral documents executed by



379000.1

Borrower or any Subsidiary pursuant to this Section 202.

         (e) If any of the Collateral will be located on any premises which are leased by Borrower or any of its Subsidiaries from a third party or, if such premises are owned by Borrower or one of its Subsidiaries, on which any creditor (other than Lender) holds a security deed, mortgage, or deed of trust granted by Borrower or one of its Subsidiaries, Borrower shall cause each such third party lessor or creditor to execute in favor of Lender a Waiver and Consent in substantially the form of Exhibit I attached hereto (or in such other form as may be acceptable to Lender).

         SECTION 203. AGREEMENTS REGARDING INTEREST AND OTHER CHARGES. Pursuant to the Official Code of Georgia Annotated Section 7-4-2, Lender and Borrower hereby agree that the only charge imposed or to be imposed by Lender upon Borrower for the use of money in connection with the Loans is and will be the interest required under the Note, which interest will be at the rates which are or will be expressed in simple interest terms in the Note as of the date of such Note. Borrower hereby acknowledges and agrees that Lender has not imposed on it any minimum borrowing requirements, reserve or escrow balances, or compensating balances related in any way to this Agreement. In no event shall the amount of interest due and payable under this Agreement, the Note or any of the other Financing Documents exceed the maximum rate of interest allowed by applicable law (including, without limitation, Official Code of Georgia Annotated Section 7-4-18) and, in the event any such payment is inadvertently made by Borrower or inadvertently received by Lender, such excess sum shall be credited as a payment of principal. It is the express intent hereof that Borrower not pay and Lender not receive, directly or indirectly or in any manner, interest in excess of that which may be lawfully paid under applicable law.

         SECTION 204. INDEMNITY. Borrower agrees to indemnify and hold harmless the Lender from and against any and all claims, liabilities, losses, damages, actions and demands by any party against the Lender arising out of the making, holding or administration of the Loans or the Collateral, allegations of any participation by the Lender in the affairs of any or all of the Credit Parties or allegations that the Lender has any joint liability with any or all of the Credit Parties for any reason, or any claims against the Lender by any shareholder of the Borrower, unless, with respect to the above, the Lender is finally and judicially determined to have acted or failed to act with gross negligence or to have engaged in willful misconduct.

         SECTION 205. CAPITAL ADEQUACY. Without limiting any other provisions of this Agreement, in the event that the Lender determines after the date hereof that the introduction or change after the date of this Agreement of any law, treaty, governmental (or quasi-governmental) rule, regulation, guideline or order regarding capital adequacy, or any change therein or in the interpretation or application thereof after the date of this Agreement, or compliance by the Lender with any request or directive regarding capital adequacy (whether or not having the force of law and whether or not failure to comply therewith would be unlawful) from a central bank or governmental authority or body having jurisdiction which is introduced or changed after the date of this Agreement, does or shall



379000.1
have the effect of reducing the rate of return on the Lender's capital as a consequence of its obligations hereunder to a level below that which the Lender could have achieved but for such law, treaty, rule, regulation, guideline or order or such change or compliance (taking into consideration the Lender's policies with respect to capital adequacy and assuming the full utilization of the Lender's capital immediately before such adoption, change or compliance) by an amount reasonably deemed by the Lender to be material, then the Lender shall promptly after its determination of such occurrence notify the Borrower thereof. The Borrower agrees to pay to the Lender as an additional fee from time to time, within ten (10) days after written notice and demand by the Lender, such amount as the Lender certifies to be the amount that will compensate it for such reduction in connection with its obligations hereunder. A certificate of the Lender claiming compensation under this Section shall be conclusive in the absence of manifest error or fraud and shall set forth the nature of the occurrence giving rise to such compensation, the additional amount or amounts to be paid to it hereunder and the method by which such amounts were determined. In determining such amount, the Lender may use reasonable averaging and attribution methods.

                  ARTICLE III - REPRESENTATIONS AND WARRANTIES

         Borrower represents and warrants to Lender that each of the following is true, correct, complete and accurate in all respects:

         SECTION 301. ORGANIZATION AND EXISTENCE; SUBSIDIARIES. (a) Borrower is a corporation duly organized, validly existing and in good standing under the laws of the State of Florida, and is qualified to do business as a foreign corporation in the State of Georgia. CryoLife International is a corporation duly organized, validly existing and in good standing under the laws of the State of Florida, and is qualified to do business as a foreign corporation in the State of Georgia.

         (b) Borrower has no Subsidiaries as of the date of this Agreement, except for the Subsidiaries identified on Schedule 301 attached hereto, and Borrower agrees that it will not hereafter acquire or form any Subsidiaries without giving Lender at least thirty (30) days' prior written notice thereof and complying with any applicable requirements of Sections 202 and 503 hereof. In the event Borrower so acquires or forms any Subsidiaries, each Subsidiary of Borrower will be a corporation duly organized, validly existing and in good standing with the laws of the state of its incorporation.

         SECTION 302. FINANCIAL STATEMENTS. Each financial statement of any Credit Party which has been delivered to Lender presents fairly the financial condition of such Credit Party as of the date indicated therein and the results of its operations for the period(s) shown therein. There has been no material adverse change in the financial condition or operations of the Credit Parties taken as a whole since the date of said financial statement, nor has any Credit Party mortgaged, pledged or granted a security interest in or encumbered any of its assets since such date.

         SECTION 303. BORROWER AUTHORITY AND POWER. Each Credit Party has full



379000.1
power and authority to make, execute and perform in accordance with the respective terms thereof each of the Financing Documents executed by it. The execution and performance by each Credit Party of each and every of the Financing Documents executed by it have been duly authorized by all requisite action, and each and every one of them constitutes the legal, valid and binding obligation of such Credit Party enforceable in accordance with its respective terms.

         SECTION 304. NO DEFAULTS. Except as set forth on Schedule 304 attached hereto, none of the Credit Parties is in default under any contracts, agreements, licenses, franchises, leases, security agreements, deeds, mortgages, promissory notes, documents, instruments or chattel paper to which it is a party or by which it or any of its properties or assets is bound or affected. Execution, delivery and performance by any Credit Party of each and every of the Financing Documents executed by it do not violate any provision of law or regulations and does not result in a breach of or constitute a default under any agreement, indenture or other instrument to which any Credit Party is a party or by which any Credit Party is bound.

         SECTION 305. NO PENDING CLAIMS. Except as disclosed on Schedule 305 attached hereto, there is no claim, action, suit, arbitration, investigation, condemnation or other proceeding at law or in equity, or by or before any federal, state, local or other governmental agency, or by or before any other agency or arbitrator, nor is there any judgment, order, writ, injunction or decree of any court pending, anticipated or (to Borrower's knowledge) threatened against any Credit Party or against any of its properties or assets which might have a material adverse effect on the Credit Parties taken as a whole or their respective properties or assets, or which might call into question the validity or enforceability of any of the Financing Documents, or which might involve the alleged violation by any Credit Party of any federal, state, local or other law, rule or regulation; provided, however, that no representation is made in this
Section 305 with respect to Environmental Laws.

         SECTION 306. NO OUTSTANDING JUDGMENTS. There are no outstanding or unpaid judgments against any Credit Party.

         SECTION 307. OUTSTANDING SECURITIES. All of Borrower's and each Subsidiary's outstanding capital stock has been validly issued, fully paid and is non-assessable. Borrower is not in violation of any applicable federal, state, local, or other securities laws and regulations with respect to the issuance of any of its capital stock or any other of its securities.

         SECTION 308. TAX RETURNS. Each Credit Party has filed or caused to be filed all required federal, state, local, or other tax returns when due and has paid (except as otherwise permitted by Section 406 hereof) all governmental taxes and other charges imposed upon it or on any of its properties or assets. Borrower does not know of any proposed additional tax assessment against any Credit Party.




379000.1

         SECTION 309. FRANCHISES, LICENSES, PERMITS, ETC. Each Credit Party has all material franchises, licenses, permits, patents, copyrights, trademarks, trade names, and other authority necessary to enable it to conduct its business as presently conducted; provided, however, that no representation is made in this Section 309 with respect to Environmental Laws.

         SECTION 310. NO GOVERNMENTAL CONSENTS REQUIRED. No consent, approval, order, authorization, designation, registration, declaration, or filing (except the filing of financing statements or notations of liens on certificates of title) with or of any federal, state, local, or other governmental authority or public body on the part of any Credit Party is required in connection with any Credit Party's execution, delivery or performance of any of the Financing Documents; or if required, all such prerequisites have been fully satisfied.

         SECTION 311. ERISA MATTERS. None of the Credit Parties has incurred any material accumulated funding deficiency within the meaning of the ERISA, and none of the Credit Parties has incurred any material liability to the Pension Benefit Guaranty Corporation established under ERISA (or any successor thereto under such Act) in connection with any employee benefit plan established or maintained by any of the Credit Parties.

         SECTION 312. REGULATION U AND OTHER SECURITIES LAW MATTERS. None of the transactions contemplated in this Agreement (including, without limitation, the use of the proceeds from the Loans) will violate or result in a violation of
Section 7 of the Securities Exchange Act of 1934, as amended, or any regulations issued pursuant thereto, including, without limitation, Regulations U and X of the Board of Governors of the Federal Reserve System, 12 C.F.R., Chapter II. Borrower does not own or intend to carry or purchase any "margin stock" within the meaning of said Regulation U, including margin stock originally issued by it. None of the proceeds of the Loans will be used to purchase or carry (or refinance any borrowing the proceeds of which were used to purchase or carry) any "security" within the meaning of the Securities Exchange Act of 1934, as amended.

         SECTION 313. ENVIRONMENTAL REPRESENTATIONS. (a) Each Credit Party has obtained all permits, licenses and other authorizations which are required under Environmental Laws, and each Credit Party is in compliance in all material respects with all terms and conditions of the required permits, licenses and authorizations and is also in compliance in all material respects with all other limitations, restrictions, conditions, standards, prohibitions, requirements, obligations, schedules and timetables contained in any applicable Environmental Laws;

         (b) Borrower is not aware of, and has not received notice of, any past, present or future events, conditions, circumstances, activities, practices, incidents, actions or plans which, with respect to any Credit Party, may interfere with or prevent such Credit Party's compliance or continued compliance in any material respect with Environmental Laws, or may give rise to any material common law or legal liability, or otherwise form the



379000.1
basis of any material claim, action, demand, suit, proceeding, hearing, study or investigation against such Credit Party, based on or related to the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling, or the emission, discharge, release or threatened release into the environment, of any pollutant, contaminant, chemical, or industrial, toxic or hazardous substance or waste; and

         (c) There is no civil, criminal or administrative action, suit, demand, claim, hearing, notice or demand letter, notice of violation, investigation or proceeding pending or threatened against any Credit Party relating in any way to Environmental Laws.

         SECTION 314. REAFFIRMATION. Each request for a Loan made by Borrower pursuant to this Agreement shall constitute an automatic representation and warranty by Borrower to Lender that there does not then exist any Default or Event of Default as well as a reaffirmation as of the date of such request of all of the representations and warranties of the Credit Parties contained in this Agreement and the other Financing Documents (except as to those changes otherwise consented to by Lender or contemplated herein).

                       ARTICLE IV - AFFIRMATIVE COVENANTS

         For so long as this Agreement is in effect, and unless Lender expressly consents in writing otherwise or to the contrary (which consent shall not be unreasonably withheld), Borrower hereby expressly covenants and agrees as follows:

         SECTION 401. INSPECTION AND EXAMINATION. Upon reasonable request of Lender, each Credit Party shall permit during regular business hours any person designated by Lender to inspect and examine such Credit Party's financial books and records, its minute books and other business memoranda and writings; provided, however, that so long as no Event of Default has occurred and is then continuing Borrower may condition Lender's (or its designee's) access to any Credit Party's business memoranda and writings (other than its financial books and records) on Lender's (or such designee's) entering into a suitable written confidentiality agreement. Each Credit Party shall make available its officers and employees to Lender to discuss the financial affairs of such Credit Party at such reasonable times and intervals as Lender may request, and each Credit Party shall promptly confirm or furnish in reasonable detail whatever information relative to such Credit Party as Lender's authorized representative, auditor or counsel may reasonably request.

         SECTION 402. BOOKS AND RECORDS. Each Credit Party shall keep its books, records and accounts in accordance with generally accepted accounting principles and practices applied on a basis consistent with preceding years.

         SECTION 403. FINANCIAL STATEMENTS AND OTHER INFORMATION. Borrower shall promptly furnish to Lender: (1) Not later than 120 days after the end of each subsequent fiscal year, consolidated and consolidating financial statements of the Borrower, to include balance sheets and statements of income and stockholders' equity, all in reasonable detail, prepared in accordance with generally accepted accounting principles and



379000.1
certified by an independent accounting firm acceptable to Lender and accompanied by a duly completed Compliance Certificate in the form of Exhibit J attached hereto executed on behalf of Borrower by its chief financial officer; (2) Not later than 30 days after and as of the end of each month (other than the final month of each fiscal year), consolidated financial statements of Borrower, to include balance sheets and statements of income and stockholders' equity, all in reasonable detail, prepared in accordance with generally accepted accounting principles (subject to changes resulting from year-end adjustments), and certified by the chief financial officer of Borrower and accompanied by a duly completed Compliance Certificate in the form of Exhibit J attached hereto executed on behalf of Borrower by its chief financial officer; (3) Promptly upon becoming aware of the existence of any Default or Event of Default, a written notice specifying the nature and period of existence thereof and what action Borrower is taking or proposes to take with respect thereto; (4) Promptly upon becoming aware that the holder of any other evidence of indebtedness or security of any Credit Party has given notice or taken any other action with respect to a claimed default or event of default or event which, with the giving of notice or passage of time, or both, would constitute a default, a written notice specifying the notice given or action taken by such holder and the nature of the claimed default or event and what action Borrower is taking or proposes to take with respect thereto; (5) Promptly upon transmission thereof, copies of all financial statements, proxy statements, notices and reports as Borrower shall send to its public shareholders, if any, and copies of all registration statements and all other reports which Borrower may file from time to time with the Securities and Exchange Commission or any comparable state securities regulatory agency; and (6) From time to time upon request of Lender, such other information relating to the operations, business, and financial condition of any Credit Party as Lender may reasonably request.

         SECTION 404. MAINTENANCE OF ASSETS. Each Credit Party shall maintain and keep all of its property and assets (other than Tissue Freezers) in good repair, working order and condition and shall from time to time make all needful and proper repairs, renewals and replacements thereto subject to reasonable wear and tear.

         SECTION 405. MAINTENANCE OF INSURANCE. Each Credit Party shall maintain with financially sound and reputable insurers acceptable to Lender (i) with reference to its property other than the Collateral, insurance against such risks and in such amounts as is customary in the case of Persons of established reputations engaged in the same or similar business and similarly situated, and
(ii) liability and worker's compensation insurance in such amounts as is customary in the case of Persons of established reputations engaged in the same or similar business and similarly situated (except that the dollar amount of each Credit Party's liability insurance coverage must be acceptable to Lender), and, upon request by Lender, shall furnish Lender copies of the policies under which such insurance is carried. The Credit Parties' obligations concerning insurance of the Collateral are governed by the applicable Financing Documents. The Credit Parties shall not be required to maintain property insurance on Tissue Freezers.

         SECTION 406. PAYMENT OF TAXES. Each Credit Party shall punctually pay and discharge all taxes, assessments and governmental charges or levies imposed upon it or



379000.1
upon its income or upon any of its property, as well as all claims of any kind which, if unpaid, might by law become a Lien upon its property, except taxes, assessments, charges, levies or claims which are in good faith being timely litigated or otherwise properly contested by such Credit Party and which cannot become a Lien upon any of the Collateral with priority over the security interest of Lender or as to which such Credit Party has established reserves satisfactory to Lender. Upon any Credit Party's failure to make prompt payment of any such obligation of such Credit Party not excepted above, Lender may, but is under no obligation to, pay all or any part of the same or effect a settlement or compromise thereof in the name of such Credit Party; and all amounts so paid by Lender as well as the expenses incurred in negotiating or attempting to negotiate a compromise or settlement will automatically become a part of the Liabilities of Borrower under this Agreement and will bear interest from the date of such payment at the lower of (i) the highest rate of interest which Borrower has contracted to pay on any of the Liabilities or (ii) the highest rate permissible under applicable law.

         SECTION 407. ENVIRONMENTAL MATTERS. Borrower shall notify Lender in writing, promptly upon learning thereof, of:

         (i) any notice that any Credit Party is not in compliance in any material respect with all terms and conditions of all permits, licenses and authorizations which are required under Environmental Laws, or that any Credit Party is not in compliance in any material respect with all other limitations, restrictions, conditions, standards, prohibitions, requirements, obligations, schedules and timetables contained in any applicable Environmental Laws;

         (ii) any notice of any past, present or future events, conditions, circumstances, activities, practices, incidents, actions or plans which, with respect to any Credit Party, may interfere with or prevent its compliance or continued compliance in any material respect with Environmental Laws, or may give rise to any material common law or legal liability on its part, or otherwise form the basis of any material claim, action, demand, suit, proceeding, hearing, study or investigation against it, based on or related to the manufacture, processing, distribution, use, treatment, storage, disposal, transport, or handling, or the emission, discharge, release or threatened release into the environment, of any pollutant, contaminant, chemical, or industrial, toxic or hazardous substance or waste; and

         (iii) any notice or claim of any civil, criminal or administrative action, suit, demand, claim, hearing, notice or demand letter, notice of violation, investigation, or proceeding pending or threatened against any Credit Party relating in any way to Environmental Laws.

         SECTION 408. PRIMARY DEPOSITORY RELATIONSHIPS. To the maximum extent permitted by applicable law, the Credit Parties shall maintain their primary depository relationships with Lender.




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




                         ARTICLE V - NEGATIVE COVENANTS

         For so long as this Agreement is in effect, and unless Lender expressly consents in writing otherwise or to the contrary (which consent shall not be unreasonably withheld), Borrower hereby expressly covenants and agrees to the following negative covenants:

         SECTION 501. TYPE OF BUSINESS. Borrower and its Subsidiaries shall not engage in any type of business other than the development, sale, licensing or use of medical products, bio-technology or tissue engineering or any activity reasonably incidental thereto.

         SECTION 502. TRANSACTIONS WITH AFFILIATES. None of the Credit Parties shall engage in any transactions with an Affiliate, except on terms no less favorable to such Credit Party than could be obtained in arms-length transactions with others.

         SECTION 503. MERGER, CONSOLIDATION, ACQUISITIONS, ETC. None of the Credit Parties shall: (i) transfer all or substantially all of its assets to, consolidate with or merge with any other Person; (ii) acquire all or substantially all of the properties or capital stock of any other Person; or
(iii) create or acquire any Subsidiary or enter into any partnership or joint venture; provided, however, that (a) any Subsidiary of Borrower may merge or consolidate with, or convey all or substantially all of its assets to, Borrower or another Subsidiary of Borrower (but Borrower must be the surviving corporation for any such merger or consolidation involving Borrower), (b) Borrower may acquire all or substantially all of the properties or capital stock of another Person (or Borrower may form a Subsidiary to make such acquisition) so long as such transaction does not cause a violation of Section 501 above or 503(iii)(e) below, Borrower complies with any and all requirements of Section 202(c) applicable thereto and no other Default or Event of Default would be caused thereby, (c) Borrower may form a new Subsidiary so long as such transaction does not cause a violation of Section 501 above or Section 503(iii)(e) below and Borrower complies with any and all requirements of Section 202(c) applicable thereto and no other Default or Event of Default would be caused thereby, (d) any Credit Party may enter into a merger or consolidation in connection with any acquisition transaction permitted under clause (b) above so long as such Credit Party is the surviving corporation therefrom and no other Default or Event of Default would be caused thereby, and (e) Borrower may acquire all or substantially all of the properties or capital stock of another Person or create or acquire Subsidiaries or enter into partnerships or joint ventures so long as Borrower's total investment in all such acquisitions, Subsidiaries, partnerships or joint ventures (whether in the form of cash, loans or other property but exclusive of contributions or transfers of Intellectual Property Rights) does not exceed $7,000,000 in the aggregate and no other Default or Event of Default would be caused thereby. Lender agrees that, upon request of Borrower from time to time (but not more frequently than once per fiscal year), Lender may in its sole discretion increase the aforesaid limitation on investment set forth in clause (e) above, which increase shall become effective upon Lender's written notice to Borrower thereof.

         SECTION 504. ERISA MATTERS. None of the Credit Parties shall incur or



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                                      -18-
suffer to exist any material accumulated funding deficiency within the meaning of ERISA or incur any material liability to the Pension Benefit Guaranty Corporation established under ERISA (or any successor thereto under ERISA).

         SECTION 505. LIENS. None of the Credit Parties shall create, incur, assume or suffer to exist any Lien of any kind upon any of its property or assets now owned or hereafter acquired, excluding, however, from the operation of this covenant: (1) liens in connection with worker's compensation; (2) deposits or pledges to secure the performance of bids, tenders, contracts (other than contracts for the payment of money), leases, statutory obligations, surety and appeal bonds, and other obligations of a like nature arising in the normal and ordinary course of business; (3) mechanics', workmen's, materialmen's, and other like liens arising in the normal and ordinary course of business in respect of obligations which are not overdue or which are being contested in good faith by such Credit Party and as to which such Credit Party has established reserves satisfactory to the Lender; (4) tax or other nonconsensual liens, encumbrances or charges which are being litigated or otherwise properly contested in good faith by such Credit Party and as to which such Credit Party has established reserves satisfactory to the Lender; (5) the security interests, security titles and liens conveyed to Lender under any of the Financing Documents; (6) Purchase Money Liens securing Purchase Money Indebtedness to the extent permitted under Section 508; and (7) any other Liens disclosed on
Schedule 505 attached hereto.

         SECTION 506. GUARANTIES. None of the Credit Parties shall in any manner, directly or indirectly, become a guarantor of any obligation of, or an endorser of, or otherwise assume or become liable upon any obligations or other indebtedness of any other Person except (i) pursuant to the Financing Documents or (ii) in connection with the depositing of checks in the normal and ordinary course of business.

         SECTION 507. FINANCIAL COVENANTS. Borrower shall not violate any of the following financial covenants.

         (a) Borrower shall not change its fiscal year without Lender's consent;

         (b) Borrower shall not make Capital Expenditures in any one fiscal year ending on or after December 31, 1996, which exceed $2,000,000 in total amount for such fiscal year;

         (c) Borrower shall not permit its Current Ratio at any time on or after the date of this Agreement to be less than 2.0 to 1.0;

         (d) Borrower shall not permit its Leverage Ratio to exceed 1.0 to 1.0 at any time on or after the date of this Agreement;

         (e) Borrower shall not permit its Net Worth to be less than $18,000,000 at any time during the period from the date of this Agreement through December 31, 1996, and Borrower shall not permit its Net Worth at any time during each fiscal year of Borrower



379000.1
ending thereafter to be less than its minimum required Net Worth hereunder for its immediately preceding fiscal year plus $500,000; and

         (f) Borrower shall not permit its Debt Coverage Ratio for any fiscal quarter or year to be less than 1.3 to 1.0.

         SECTION 508. FUNDED DEBT. None of the Credit Parties shall incur, assume, or suffer to exist any Funded Debt of such Credit Party, except (i) Funded Debt arising under this Agreement or any of the other Financing Documents, (ii) Purchase Money Indebtedness not to exceed $250,000 in total amount for all the Credit Parties incurred in any fiscal year, and (iii) any other Funded Debt described on Schedule 508 attached hereto.


                       ARTICLE VI - CONDITIONS TO LENDING

         All of Lender's obligations under this Agreement, including without limitation any obligation to lend or advance moneys to Borrower, are subject to the fulfillment of each of the following conditions at or before the date hereof as well as at the time each Loan is requested or made hereunder:

         SECTION 601. REPRESENTATIONS AND WARRANTIES. All representations and warranties of the Credit Parties contained in this Agreement and in each and every of the other Financing Documents are true, correct, complete and accurate in all material respects.

         SECTION 602. PERFORMANCE OF COVENANTS. The Credit Parties shall have duly and properly performed in all respects all covenants, agreements, and obligations required by the terms of this Agreement or any of the other Financing Documents to be performed by them.

         SECTION 603. NO VIOLATION OF NEGATIVE COVENANTS. None of the Credit Parties has taken or permitted to be taken any actions which would conflict with any of the provisions of Article V of this Agreement.

         SECTION 604. NO MATERIAL ADVERSE CHANGES. Since the date of this Agreement, no material adverse change shall have occurred in the business, operations, financial condition or assets of the Credit Parties taken as a whole.

         SECTION 605. DELIVERY OF LOAN DOCUMENTS. Borrower has delivered to Lender, or caused to be delivered to the Lender, duly executed counterparts of this Agreement, the Note, and the other Financing Documents required under Sections 202(a) and 202(b), together with the following described additional documents:

         (a) Certificates from the Secretaries of State of Florida and Georgia issued as of the date of this Agreement (or within 45 days thereof) stating that each of the Borrower and CryoLife International is a corporation duly organized (or, in the case of Georgia, is a



379000.1
     foreign corporation qualified to do business) and is in good standing under the laws of such states;

         (b) A copy (certified by the Secretary of State of Florida within 45 days of the date of this Agreement) of each of Borrower's and CryoLife International's certificate of incorporation;

         (c) A Certificate of the Borrower in the form of Exhibit F attached hereto, duly completed and executed;

         (d) A Certificate of CryoLife International in the form of Exhibit G attached hereto;

         (e) An opinion of counsel for Borrower in the form of Exhibit H attached hereto;

         (f) Satisfactory evidence of the recording of such Uniform Commercial Code financing statements and other documents in such filing offices as Lender may deem necessary or appropriate to perfect or maintain the perfection of the Lender's security interests under the Security Agreement and the Subsidiary Security Agreement, as well as written reports of examinations of the public records of such filing office as the Lender may deem necessary or appropriate indicating that there are no other Liens of record covering any of the Collateral covered by the Security Agreement or the Subsidiary Security Agreement (except Liens permitted under Section 505 hereof);

         (g) Any Waivers and Consents required from any landlord or creditor under Section 202 hereof.

         (g) Such other documents, instruments and agreements as may be reasonably required by Lender or Lender's counsel in connection with any loan or advance hereunder.

         SECTION 606. NO DEFAULT OR EVENT OF DEFAULT. No Default or Event of Default shall have occurred.

         SECTION 607. INCIDENTAL MATTERS. All matters incidental to each advance hereunder shall be reasonably satisfactory to Lender.


                         ARTICLE VII - EVENTS OF DEFAULT

         The occurrence of any one or more of the following events will constitute an event of default (herein called an "Event of Default") by Borrower under this Agreement.

         SECTION 701. FAILURE TO PAY LIABILITIES. Failure of Borrower punctually



379000.1
to make payment of any amount payable to Lender, whether principal or interest, on any of the Liabilities within five (5) days of the date the same becomes due and payable, whether at maturity, or at a date fixed for any prepayment or partial prepayment, or by acceleration or otherwise.

         SECTION 702. REPRESENTATIONS AND WARRANTIES. If any statement, representation, or warranty of any Credit Party made in this Agreement or in any of the other Financing Documents at any time furnished by or on behalf of any Credit Party to Lender proves to have been untrue, incorrect, misleading, or incomplete in any material respect as of the date made.

         SECTION 703. NEGATIVE COVENANT BREACH. Failure of any Credit Party punctually and fully to perform, observe, discharge or comply with any of the covenants set forth in Article V of this Agreement.

         SECTION 704. OTHER COVENANT BREACH. Failure of any Credit Party punctually and fully to perform, observe, discharge or comply with any of the covenants set forth in this Agreement (other than Article V), which failure is not cured within thirty (30) days after notice from Lender to Borrower.

         SECTION 705. OTHER AGREEMENTS WITH LENDER. The occurrence of a default, an event of default or an Event of Default under any of the other Financing Documents or under any other agreement to which any Credit Party and Lender are parties or under any other instrument executed by any Credit Party in favor of Lender, including any loan agreements, notes, leases, deeds or other documents.

         SECTION 706. VOLUNTARY BANKRUPTCY. If any Credit Party becomes insolvent as defined in the Georgia Uniform Commercial Code or makes an assignment for the benefit of creditors; or if any action is brought by any Credit Party seeking dissolution of such Credit Party or liquidation of its assets or seeking the appointment of a trustee, interim trustee, receiver, or other custodian for any of its property; or if any Credit Party commences a voluntary case under the Federal Bankruptcy Code; or if any reorganization or arrangement proceeding is instituted by any Credit Party for the settlement, readjustment, composition or extension of any of its debts upon any terms; or if any action or petition is otherwise brought by any Credit Party seeking similar relief or alleging that it is insolvent or unable to pay its debts as they mature.

         SECTION 707. INVOLUNTARY BANKRUPTCY. If any action is brought against any Credit Party seeking dissolution of such Credit Party or liquidation of any of its assets or seeking the appointment of a trustee, interim trustee, receiver or other custodian for any of its property, and such action is consented to or acquiesced in by such Credit Party or is not dismissed within sixty (60) days of the date upon which it was instituted; or if any proceeding under the Federal Bankruptcy Code is instituted against such Credit Party and (i) an order for relief is entered in such proceeding or (ii) such proceeding is consented to or acquiesced in by such Credit Party or is not dismissed within sixty (60) days of the date upon



379000.1
which it was instituted; or if any reorganization or arrangement proceeding is instituted against any Credit Party for the settlement, readjustment, composition, or extension of any of its debts upon any terms, and such proceeding is consented to or acquiesced in by such Credit Party or is not dismissed within sixty (60) days of the date upon which it was instituted; or if any action or petition is otherwise brought against any Credit Party seeking similar relief or alleging that it is insolvent, unable to pay its debts as they mature, or generally not paying its debts as they become due, and such action or petition is consented to or acquiesced in by such Credit Party or is not dismissed within sixty (60) days of the date upon which it was brought.

         SECTION 708. OTHER INDEBTEDNESS. If any Credit Party is in default on indebtedness to another Person having any outstanding balance of $100,000 or more or an event has occurred which, with the giving of notice or passage of time, or both, will cause such Credit Party to be in default on any such indebtedness to another Person.

         SECTION 709. MATERIAL ADVERSE CHANGE. Any material adverse change in the Credit Parties' financial condition or means or ability to pay the Liabilities.

         SECTION 710. CHANGE IN CONTROL. The acquisition after the date of this Agreement by any Person (or by any two or more Persons acting in concert) except Steven G. Anderson of beneficial ownership (within the meaning of Rule 13d-3 of the Securities and Exchange Commission) of either (i) a sufficient number of the Voting Stock of Borrower so that the total number of such shares beneficially owned by such Person (or group of Persons acting in concert) equals or exceeds twenty-five percent (25%) of the outstanding Voting Stock of Borrower or (ii) the power to direct or cause the direction of the management and policies of Borrower (whether through ownership of voting securities, by contract or otherwise).


                      ARTICLE VIII - REMEDIES UPON DEFAULT

         SECTION 801. ACCELERATION AND OTHER REMEDIES. Upon the occurrence of an Event of Default:

         (a) Lender may, at its option and without prior notice to Borrower, terminate its remaining obligations hereunder to make any further Loans to Borrower;

         (b) Any of the Liabilities may (notwithstanding any provisions contained therein or herein to the contrary), at the option of Lender and without presentment, demand, notice or protest of any kind (all of which are expressly waived by Borrower in this Agreement), be declared due and payable, whereupon they immediately will become due and payable;

         (c) Lender may also, at its option, and without notice or demand of any kind, exercise from time to time any and all rights and remedies available to it under this



379000.1

Agreement or under any of the other Financing Documents, as well as exercise from time to time any and all rights and remedies available to a secured party when a debtor is in default under a security agreement as provided in the Uniform Commercial Code of Georgia, or available to Lender under any other applicable law or in equity, including without limitation the right to any deficiency remaining after disposition of the Collateral; and

         (d) Borrower shall pay all of the reasonable costs and expenses actually incurred by Lender in enforcing its rights under this Agreement and the other Financing Documents. In the event any claim under this Agreement or under any of the other Financing Documents is referred to an attorney for collection, or collected by or through an attorney at law, Borrower will be liable to Lender for all reasonable expenses actually incurred by it in seeking to collect the Liabilities or to enforce its rights hereunder, in the other Financing Documents or in the Collateral, including without limitation actual and reasonable attorneys' fees.

         SECTION 802. APPLICATION OF PROCEEDS; COLLECTION COSTS. Any proceeds from disposition of any of the Collateral may be applied by Lender first to the payment of all reasonable expenses and costs actually incurred by Lender in collecting such Liabilities, in enforcing the rights of Lender under each and every of the Financing Documents and in collecting, retaking, holding and preparing the Collateral for and advertising the sale or other disposition of and realizing upon the Collateral, including without limitation the reasonable expenses of liquidating any liens or claims upon the Collateral and reasonable attorneys' fees (but not to exceed actual fees incurred) as well as all other legal expenses and court costs. Any balance of such proceeds may be applied by Lender toward the payment of such of the Liabilities and in such order of application as the Lender may from time to time elect. Lender shall pay the surplus, if any, to Borrower. Borrower shall pay the deficiency, if any, to Lender.

                           ARTICLE IX - MISCELLANEOUS

         SECTION 901. TIME OF ESSENCE. Time is of the essence of this Agreement.

         SECTION 902. ENTIRE AGREEMENT. This Agreement, together with the Note and all of the other Financing Documents, supersedes and replaces the Prior Loan Agreements, the Prior Security Agreements, and all other prior discussions and agreements by and between any of the Credit Parties and Lender with respect to the Loans or the Collateral, and together they constitute the sole and entire agreement between the parties with respect thereto. No promises, covenants, representations, or agreements other than as expressly set forth in the Financing Documents have been made to or with any Credit Party, and Borrower represents and warrants that it is not relying on any promises, covenants, representations or agreements, other than as expressly set forth in such documents in entering into this Agreement.

         SECTION 903. SEVERAL COUNTERPARTS. This Agreement may be executed in any number of counterparts each of which shall be deemed an original, and all of such



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                                      -24-
counterparts together shall constitute one and the same instrument.

         SECTION 904. SURVIVAL OF WARRANTIES. All representations, covenants, and warranties made in this Agreement, or in any of the other Financing Documents are cumulative and in addition to those imposed by law or equity, and are to survive the execution hereof, the making of the Loans, and the delivery hereof and of all the other Financing Documents.

         SECTION 905. RIGHTS CUMULATIVE. All rights and remedies of Lender, whether provided for herein or in any of the other Financing Documents or conferred by law or in equity or by statute or otherwise, are cumulative and not alternative, and may be enforced successively or concurrently. The collection, repossession, sale or retention of any of the Collateral by Lender will not bar an action by Lender for the recovery of any of the Liabilities of Borrower to Lender (Borrower having expressly agreed herein to remain fully liable for any deficiency), nor will Lender's bringing of an action against Borrower to recover moneys owing under any of the Liabilities bar Lender's right to collect or repossess any of the Collateral.

         SECTION 906. NO RELEASE; TERM OF AGREEMENT. No sale, assignment, transfer, renewal, addition, extension, consolidation, subdivision, modification, or substitution of any of the Liabilities, or of any of the Financing Documents, or of any interest thereunder, nor any loss, damage, injury, theft, or destruction of any of the Collateral will release Borrower from its obligations hereunder. The Liabilities may from time to time be paid and Liabilities thereafter incurred, and neither this Agreement nor the security interests and security titles conveyed under the Financing Documents shall lapse or terminate because no Liabilities are outstanding. This Agreement shall remain in full force and effect until such time as (i) no Liabilities are outstanding and (ii) Lender is under no obligation to make any Loans hereunder to Borrower.

         SECTION 907. WAIVERS AND MODIFICATIONS. Lender will not be deemed as a consequence of any act, delay, failure, omission, or forbearance (including without limitation failure to exercise its right of accelerating the maturity of any of the Liabilities or other indulgences granted from time to time by Lender) or for any other reason: (1) to have waived, or to be estopped from exercising, any of its rights or remedies under this Agreement or under any of the other Financing Documents, or (2) to have modified, changed, amended, terminated, rescinded, or superseded any of the terms of this Agreement or of any of the other Financing Documents, unless such waiver, modification, amendment, change, termination, rescission, or supersession is express, in writing and signed by a duly authorized officer of Lender. No single or partial exercise by Lender of any right or remedy will preclude other or further exercise thereof or preclude the exercise of any other right or remedy, and a waiver expressly made in writing on one occasion will be effective only in that specific instance and only for the precise purpose for which given, and will not be construed as a consent to or a waiver of any right or remedy on any future occasion. No notice to or demand on Borrower in any instance will entitle Borrower to any other or future notice or demand in similar or other circumstances.



379000.1

         SECTION 908. WAIVER OF PRESENTMENT, ETC. Borrower hereby expressly waives presentment, demand, dishonor, protest, notice for payment, notice of non-payment, notice of dishonor, notice of default, notice of compromises or surrender and any other demand or notice whatsoever in connection with the Financing Documents.

         SECTION 909. NOTICES. Except as provided otherwise in this Agreement, all notices and other communications under this Agreement are to be in writing and are to be deemed to have been duly given and to be effective upon delivery to the party to whom they are directed. If sent by U.S. mail, first class, certified, return receipt requested, postage prepaid, and addressed to Lender or to Borrower at their respective addresses set forth beneath their respective signatures below, such notices, demands and other communications are to be deemed to have been delivered on the second business day after being so posted. Either Lender or Borrower may by written notice to the other designate a different address for receiving notices under this Agreement; provided, however, that no such change of address will be effective until written notice thereof is actually received by the party to whom such change of address is sent.

         SECTION 910. NO ASSIGNMENT BY BORROWER. Borrower may not, without the consent of Lender, assign any of its rights or duties hereunder or under any of the other Financing Documents.

         SECTION 911. LENDER'S EXPENSES. All statements, reports, certificates, opinions, and other documents or information furnished to Lender under the
Financing  Documents  shall be  supplied  by  Borrower  without  cost to Lender.
Further, Borrower shall reimburse Lender on demand for all reasonable out-of-pocket costs and expenses (including actual and reasonable legal fees) incurred by the Lender or its participants in connection with the preparation, establishment, operation, enforcement, and termination of the Financing Documents or the protection or preservation of any right or claim of the Lender with respect to the Financing Documents; provided, however, that Borrower's obligation to reimburse Lender for its attorney's fees and expenses relating to the initial preparation and establishment of this Agreement and the other Financing Documents shall not exceed $10,000.

         SECTION 912. PAYMENT OF TAXES. Borrower will pay all taxes (if any) in connection with this Agreement, any of the other Financing Documents, any loans made in connection with this Agreement, or the issuance or ownership of any of the Financing Documents and in connection with any modification of said loans, this Agreement, or any of the other Financing Documents (excluding, however, any taxes imposed upon or measured by the net income of the Lender), and will save the Lender harmless without limitation as to time against any and all liabilities with respect to all such taxes. The obligations of Borrower under this section shall survive the payment of the Liabilities and the termination of this Agreement.

         SECTION 913. DEMAND LIABILITIES. If any of the Liabilities are by their terms demand obligations, nothing contained herein shall affect, impair or modify the



379000.1
demand nature of such obligations, and the occurrence of a Default or an Event of Default shall not be a prerequisite for Lender's requiring payment of such obligations.

         SECTION 914. SET-OFFS AGAINST DEPOSITS. Upon the occurrence of an Event of Default hereunder, Lender, without notice or demand of any kind, may hold and set off against such of the Liabilities (whether matured or unmatured) as Lender may elect, any balance or amount to the credit of Borrower in any deposit, agency, reserve, holdback or other account of any nature whatsoever maintained by or on behalf of Borrower with Lender at any of its offices, regardless of whether such accounts are general or special and regardless of whether such accounts are individual or joint.

         SECTION 915. PARTICIPANT SET-OFF. Any Person purchasing an interest in debt obligations under this Agreement held by Lender may exercise all rights of offset with respect to such interest as fully as if such Person were a holder of debt obligations hereunder in the amount of such interest.

         SECTION 916. CONFIDENTIALITY. Each of the parties to this Agreement shall use reasonable, good faith efforts to maintain as confidential, in accordance with such Person's normal practices and policies for protecting its own confidential information, this Agreement and the other Financing Documents and the terms and conditions thereof, and all other information delivered to such party in connection with the transactions contemplated by or otherwise pursuant to this Agreement that is proprietary in nature and that was clearly marked or labeled or otherwise identified as being confidential information; provided, however, that each such Person may disclose information concerning the aforesaid Financing Documents or their terms and conditions or such other confidential information described above (i) as required in its counsel's opinion pursuant to the lawful requirements or requests of any Governmental Authority, (ii) as required in its counsel's opinion by any governmental or administrative rule, judicial process or subpoena, (iii) to their respective attorneys, accountants, advisers or consultants (but only on a confidential basis as provided below), (iv) to the extent necessary in its counsel's opinion to enforce such Person's rights or remedies or perform such Person's obligations under any of the Financing Documents or applicable law, (v) to the extent necessary or appropriate in the opinion of its counsel in connection with any litigation or other proceeding having it or any of its Affiliates as a party thereto, and (vi) Lender may disclose such information to any actual or prospective assignee or participant of Lender. If Lender or any Credit Party discloses any information covered by this subsection to any of its attorneys, accountants, advisers or consultants, such Person shall advise such attorneys, accountants, advisers or consultants of the provisions of this Section but such Person shall not be liable for any misappropriation or misuse of such information by such attorneys, accountants, consultants or advisers other than occasioned by such Person's own gross negligence or willful misconduct. The obligations of the parties under this Section 916 shall survive until one year after the date of any termination of this Agreement. Lender agrees, upon request of Borrower following any termination of this Agreement, to use reasonable efforts to return to Borrower any confidential or proprietary information of Borrower delivered to Lender pursuant to this Agreement and in Lender's possession.




379000.1

         SECTION 917. GOVERNING LAW; SEVERABILITY. This Agreement and all of the other Financing Documents have been made and delivered in the State of Georgia, and the terms, provisions and performance thereof are in all respects, including without limitation all matters of construction, interpretation, validity, enforcement, and performance, to be construed in accordance with and governed by the internal laws of that State, including without limitation the Uniform Commercial Code of Georgia, as amended and in effect on the date of this Agreement. Wherever possible, each provision of this Agreement and of each and every of the other Financing Documents is to be interpreted in such manner as to be effective and valid under applicable law, but if any provision thereof is prohibited or invalid under such law, such provision is to be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Agreement or of any of the other Financing Documents.

         SECTION 918. SUCCESSORS AND ASSIGNS. All rights of Lender under the Financing Documents shall inure to the benefit of its successors and assigns. All obligations of Borrower under the Financing Documents shall bind its successors and permitted assigns.

         SECTION 919. JURY TRIAL WAIVER AND CONSENT TO JURISDICTION AND VENUE. EACH PARTY TO THIS AGREEMENT HEREBY WAIVES ANY RIGHT SUCH PARTY MAY HAVE UNDER ANY APPLICABLE LAW TO A TRIAL BY JURY WITH RESPECT TO ANY SUIT OR LEGAL ACTION WHICH MAY BE COMMENCED BY OR AGAINST SUCH PERSON OR THE OTHER PARTIES CONCERNING THE INTERPRETATION, CONSTRUCTION, VALIDITY, ENFORCEMENT OR PERFORMANCE OF THIS AGREEMENT OR ANY OF THE OTHER FINANCING DOCUMENTS. EACH PARTY TO THIS AGREEMENT FURTHER AGREES AND CONSENTS TO THE JURISDICTION OF ANY FEDERAL COURT SITTING IN FULTON COUNTY, GEORGIA WITH RESPECT TO ANY SUCH SUIT OR LEGAL ACTION, AND EACH PARTY TO THIS AGREEMENT FURTHER AGREES AND CONSENTS TO VENUE OF ANY FEDERAL
COURT SITTING IN FULTON COUNTY, GEORGIA WITH REGARD TO ANY SUCH SUIT OR LEGAL ACTION.






379000.1

         IN WITNESS WHEREOF, Lender has executed this Agreement, and Borrower has executed this Agreement and placed its seal hereon, all as of the day and year first above written.

                                 BORROWER:

                                 CRYOLIFE, INC.


                                 By:/s/ Steven G. Anderson
                                    -------------------------
                                         President

                                      Address:  2211 New Market Parkway
                                                Suite 142
                                                Marietta, Georgia  30067

                                           (CORPORATE SEAL)

                                  LENDER:

                                  NATIONSBANK, N.A. (SOUTH)



                                   By:/s/ Christopher L. Jones
                                      ---------------------------
                                          Senior Vice President

                                      Address:  600 Peachtree Street, N.E.
                                                18th Floor
                                                Atlanta, Georgia  30308
                                      Attn:     Christopher L. Jones
                                                Senior Vice President



379000.1

                                    EXHIBIT A

                                 PROMISSORY NOTE


AUGUST 30, 1996                                                      $10,000,000

     FOR VALUE RECEIVED, the undersigned (hereinafter referred to as "Borrower") promises to pay to the order of NATIONSBANK, N.A. (SOUTH) (hereinafter referred to as "Lender") at Lender's office located at 600 Peachtree Street, N.E., Atlanta, Georgia 30308, or at such other place as the holder hereof may designate, the principal sum of TEN MILLION DOLLARS ($10,000,000), or so much thereof as shall have been advanced hereagainst and shall be outstanding, together with interest on so much of the principal balance of this Note as may be outstanding and unpaid from time to time, calculated on the basis of a 360-day year and actual days elapsed, at the rate or rates per annum provided below.

     The unpaid principal balance of this Note shall bear interest at a rate per annum equal to the Prime Rate (as defined below) plus (i) zero basis points (0%) during the period from the date of this Note through August 31, 2001, and (ii) twenty-five basis points (0.25%) from and after September 1, 2001; provided, however, that Borrower may, by a written notice (or by telephonic notice promptly confirmed in writing) delivered to the Lender not later than 10:00 a.m. (Atlanta time) on the second Business Day prior to any Interest Period (as defined below) designated by the Borrower in such notice, direct that interest accrue on the unpaid principal balance of this Note (or any portion thereof which is in an amount of not less than $100,000 or any greater integral multiple thereof) outstanding from time to time during such Interest Period at a rate per annum equal to the sum of the Adjusted LIBOR (as defined below) for such Interest Period plus the Applicable LIBOR Margin (as defined below); provided, further, however, that upon the occurrence and during the continuation of any Event of Default (as defined below), the Lender may, upon notice to the Borrower, suspend Borrower's right to use the aforesaid Adjusted LIBOR option. Each such designation by the Borrower of an interest rate for this Note based on the Adjusted LIBOR and of an Interest Period applicable thereto shall be irrevocable and shall remain in effect throughout such Interest Period. Upon determining any interest rate based on the Adjusted LIBOR for an Interest Period requested by the Borrower, the Lender shall promptly notify the Borrower by telephone (which shall be promptly confirmed in writing by the Lender) of such determination, and such determination shall, in the absence of manifest error, be final, conclusive and binding for all purposes. Notwithstanding anything in this Note to the contrary, a prepayment of any portion of the principal balance of this Note which is then bearing interest based on the Adjusted LIBOR may be made without penalty by the Borrower only on the last day of the Interest Period applicable thereto and, if any such prepayment is made on a day that is not the last day of the applicable Interest Period, the Borrower shall pay to the Lender, upon the Lender's written request to the Borrower therefor (which request shall set forth the basis for the request of such payment in reasonable detail and, in the absence of manifest error, shall be final, conclusive and binding on the Lender and the Borrower), an amount equal to any and all losses, expenses and liabilities (including, without limitation, any interest paid by the Lender to the extent not recovered by the Lender in connection with its re-employment of the prepaid funds and including any loss of anticipated profits) which the Lender may sustain as a result of such prepayment. The calculation of any and all amounts payable to the Lender with respect to any portion of the principal balance of this Note bearing interest based on the Adjusted LIBOR shall be made as though the Lender had actually funded such portion through the purchase of deposits in the London interbank market; provided, however, that the Lender may fund such portion of this Note in any manner it sees fit and the foregoing assumptions shall be used only for calculation of amounts which may be payable under this Note.

     As used in this Note, the following terms shall have the following meanings: (a) "Adjusted LIBOR" shall mean, for any Interest Period, the rate per annum (rounded upwards to the nearest 1/16th of one percentage point (if necessary)) equal to the quotient obtained by dividing (x) the offered rate for United States dollar deposits for a period comparable to such Interest Period appearing on the Telerate Screen Page 3750 (or as quoted or published by such other recognized independent quote service as may be selected by the Lender from time to time) as of 11:00 a.m. (Atlanta time) on the date that is two (2) Business Days prior to the beginning of such Interest Period (but if at least two such rates appear on such screen or are so quoted at such time, the offered rate for such Interest Period shall be the arithmetic mean of such rates) by (y) a percentage equal to one (1) minus the then average stated maximum amount (stated as a decimal) of all reserve requirements applicable to any member of the Federal Reserve System in respect of Eurocurrency liabilities as defined in Regulation D of the Board of Governors of the Federal Reserve System (or any successor categories for such liabilities under such Regulation D); (b) "Applicable LIBOR Margin" shall mean (i) one hundred seventy-five basis points (1.75%) during the period from the date of this Note through August 31, 2000,
(ii) two hundred basis points (2.0%) during the period from September 1, 2000 through August 31, 2001, and (iii) two hundred twenty-five basis points (2.25%) during the period from and after September 1, 2001; (c) "Business Day" shall mean any day excluding a Saturday, Sunday, any other day on which banks are required or permitted to be closed in the city in which Lender's address shown in this Note is located, and any other day on which trading is not carried on by and between banks in United States dollars in the London interbank market; (d) "Interest Period" shall mean, in the case of the determination of any Adjusted LIBOR, a one, two, three, four, six or twelve month period as selected by the Borrower but (i) in the event any Interest Period would end on a day which is not a Business Day, such Interest Period shall be deemed to end on the immediately succeeding Business Day unless such extension would cause such Interest Period to end on the next calendar month in which case such Interest Period shall be deemed to end on the immediately preceding Business Day, (ii) any Interest Period which begins on a day for which there is no numerically corresponding day in the calendar month in which such Interest Period ends shall expire on the immediately preceding Business Day, and (iii) the Borrower shall not be entitled to select any Interest Period which extends beyond the final maturity date of this Note; (e) "LIBOR Advance" means any portion of the principal balance of this Note which bears interest based on Adjusted LIBOR for a particular Interest Period; (f) "Prime Rate" shall mean the rate of interest announced by Lender from time to time as its "prime rate," "prime lending rate," "base rate" or similar reference rate (any such rate announced by Lender is a reference rate only and does not necessarily represent the best or lowest rate actually charged by it to any customer and the Lender may make loans at rates of interest which are at, above or below such reference rate) and the Prime Rate in effect at the close of business on each business day of Lender shall for the purposes of this Note be the Prime Rate for that day and any immediately succeeding non-business day or days of Lender, and in the event the Prime Rate is discontinued as a standard, the holder hereof shall designate a comparable reference rate as a substitute therefor; and (g) "Prime Rate Advances" means any and all portions of the principal balance of this Note which bear interest based on the Prime Rate.

     This Note shall be payable as follows:

                  (a) Accrued interest on this Note shall be payable as follows:
         (i) during the period from the date of this Note through August 31, 1998, accrued interest shall be payable quarterly in arrears on so much of the principal balance of this Note as then consists of Prime Rate Advances, which payments shall be due commencing on November 30, 1996, and shall continue to be on the last day of each February, May, August and November thereafter up to and through August 31, 1998, and accrued interest shall be payable in arrears on so much of the principal balance of this Note as then consists of LIBOR Advances at the end of each Interest Period applicable thereto (and, in the case of any LIBOR Advance having an Interest Period in excess of three months, accrued interest thereon shall be due on each day which occurs every three months after the initial date of such Interest Period), and (ii) during the period from and after September 1, 1998, accrued interest shall be payable in arrears on each date on which a payment of principal is due on this Note pursuant to paragraph (b) below; and

                  (b) The principal balance of this Note shall be repayable in sixty (60) consecutive monthly installments each in an amount equal to one-sixtieth (1/60th) of the outstanding principal balance of this Note as of the opening of the Lender's business on September 1, 1998, which installments shall be due commencing on October 1, 1998, and shall continue to be due on the same day of each succeeding month thereafter up to and through September 1, 2003, except that in all cases the final installment of principal due hereunder on such final maturity date shall be in an amount equal to the entire remaining unpaid principal balance of this Note.

     This Note is the "Note" referred to in the Third Amended and Restated Loan Agreement of even date between Borrower and Lender (said agreement, as the same may be hereafter amended, supplemented, or restated, being herein called the "Loan Agreement") and this Note evidences any and all Loans now or hereafter made by Lender to Borrower thereunder.

     Borrower shall pay a late charge of five percent (5%) of any installment payment hereunder which is not paid within ten (10) days after such payment is due. During the existence of any Event of Default under this Note, the unpaid principal and accrued interest balance of this Note shall bear interest on each day until paid at the Prime Rate (as defined above) plus, in Lender's discretion, up to an additional (i) two percentage points (2.0%) during the period from the date of this Note through August 31, 2001 or (ii) two and one-quarter percentage points (2.25%) from and after September 1, 2001, but in each such period only to the extent that payment of such interest on such principal or interest is enforceable under applicable law. All payments or prepayments on this Note shall be applied, first, to interest accrued on this Note through the date of such payment or prepayment and then to principal (and any partial principal prepayments on this Note made prior to the date shown above on which the initial principal installment is due hereunder shall be applied to such installments in the inverse order of their maturity).

     Borrower may, upon thirty (30) days' prior written notice to Lender, prepay the principal balance of this Note in whole or in part without premium or penalty but any prepayment of any portion of this Note then bearing interest based on Adjusted LIBOR will be subject to certain additional provisions set forth above and any partial prepayment of this Note shall be applied as also provided above. In addition, in the event Borrower sells, transfers, assigns or otherwise conveys any of its property to another person, Borrower shall make a mandatory principal prepayment on this Note, without premium or penalty, within five (5) business days after the closing of such transaction, which prepayment shall be in an amount equal to one hundred percent (100%) of the proceeds of such transaction (net of the cost of such transaction, including any reasonable sales commissions paid to persons who are not affiliated with the Borrower and also net of any taxes payable by the Borrower on account of such transaction), except that this principal prepayment requirement shall not apply to (i) any sale by Borrower of its inventory in the ordinary course of its business, (ii) any sale or other disposition by Borrower of any of its obsolete or unnecessary equipment so long as the net proceeds of each such disposition are used by Borrower to replace such equipment or purchase other equipment, or (iii) any other sale or disposition of any property by Borrower which the Lender has expressly agreed in writing will be exempt from this prepayment requirement. Notwithstanding the foregoing, however, no prepayment pursuant to this paragraph shall be due in any particular fiscal year of Borrower unless and until the total amount of such net proceeds for all such sales or other conveyances made during such fiscal year exceeds $500,000.

     Upon the occurrence of an Event of Default under (and as such term is defined in) the Loan Agreement, Lender, at its option, without demand or notice of any kind, may declare this Note immediately due and payable. In case this
Note is collected by or through an attorney-at-law, all costs of such collection incurred by the Lender, including reasonable attorney's fees, shall be paid by Borrower (but not to exceed actual fees and expenses incurred).

     Time is of the essence of this Note. Demand, presentment, notice, notice of demand, notice for payment, protest and notice of dishonor are hereby waived by each and every maker, guarantor, surety and other person or entity primarily or secondarily liable on this Note. Lender shall not be deemed to waive any of its rights under this Note unless such waiver be in writing and signed by Lender. No delay or omission by Lender in exercising any of its rights under this Note shall operate as a waiver of such rights and a waiver in writing on one occasion shall not be construed as a consent to or a waiver of any right or remedy on any future occasion.

     This Note shall be governed by and construed and enforced in accordance with the laws of the State of Georgia (without giving effect to its conflicts of law rules). Whenever possible, each provision of this Note shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Note shall be prohibited by or invalid under applicable law, such provision shall be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Note.

     Words importing the singular number hereunder shall include the plural number and vice versa, and any pronoun used herein shall be deemed to cover all genders. "Person" as used herein means any individual, corporation, partnership, joint venture, association, joint stock company, trust, unincorporated association or government or any agency or political subdivision thereof. The word "Lender" as used herein shall include transferees, successors and assigns of Lender, and all rights of Lender hereunder shall inure to the benefit of its transferees, successors and assigns. All obligations of Borrower hereunder shall bind such Person's successors and assigns.

     SIGNED, SEALED AND DELIVERED by the undersigned Borrower as of the day and year first above set forth.

                               CRYOLIFE, INC.



                               By:__________________________
                                  Title:____________________

                                        (CORPORATE SEAL)

                                    EXHIBIT B

                     AMENDED AND RESTATED SECURITY AGREEMENT


     THIS AGREEMENT is made and entered into as of August 30, 1996, between NATIONSBANK, N.A. (SOUTH), a national banking association which is the successor by merger to Bank South, a Georgia banking corporation formerly known as Bank South, N.A., having its main office at 600 Peachtree Street, N.E., Atlanta, Georgia 30308 ("Secured Party"), and CRYOLIFE, INC., a Florida corporation having its chief executive office and principal place of business at 2211 North Market Parkway, Suite 142, Marietta, Cobb County, Georgia 30067 ("Debtor").

                               STATEMENT OF FACTS

     Secured Party holds certain liens on certain of Debtor's equipment pursuant to an Equipment Security Agreement, dated as of August 4, 1994, executed by Debtor in favor of Secured Party (the "Prior Security Agreement"), which liens secured certain of the loans made by Secured Party to Debtor under the Second Amended and Restated Loan Agreement, also dated as of August 4, 1994, between Secured Party and Debtor (the "Prior Loan Agreement").

     Secured Party and Debtor have agreed to amend and restate the Prior Loan Agreement by entering into a Third Amended and Restated Loan Agreement, dated as of the date hereof, between Secured Party and the Debtor (said agreement, as the same may be amended, supplemented or restated, is herein called the "Third Restated Loan Agreement"). It is a condition precedent to Secured Party's obligation to make loans to Debtor under the Third Restated Loan Agreement that the Prior Security Agreement be amended and restated as provided in this Agreement, and that parties are entering into this Agreement for such purpose.

     In consideration of any and all loans or other extensions of credit which may be now or hereafter made from time to time by Secured Party to Debtor under the Third Restated Loan Agreement, as well as for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, Debtor and Secured Party do hereby agree to amend and restate the Prior Security Agreement as follows:

                               STATEMENT OF FACTS

     1. SECURITY INTEREST. (a) Debtor hereby grants to Secured Party a present and continuing security interest in and lien on all of the Collateral described in Sections l(b) and l(c) below to secure the payment and performance of all of the Obligations described in Section 2 below.

     (b) The term "Collateral" as used herein shall mean and include all now existing or hereafter arising rights, titles and interests of Debtor in, to or under the following types or items of property of Debtor, whether now owned or hereafter existing or hereafter created, acquired or arising and wheresoever located, and all cash and non-cash proceeds thereof:

         (i) ALL ACCOUNTS RECEIVABLE, ETC. - All accounts, contract rights, chattel paper, instruments, documents and general intangibles of Debtor, including without limitation all causes of action, corporate or other records, deposit accounts, patents, trademarks, service marks, trade names, copyrights, good will, customer lists, tax refund claims, computer programs, and software, and all claims under guaranties, letters of credit, security interests or other security held by or granted to Debtor to secure payment of any of its accounts, contract rights, chattel paper, instruments or general intangibles, and all rights to indemnification and all other intangible property of any kind and nature of Debtor (collectively, the "Accounts Receivable");

         (ii) ALL INVENTORY, ETC. - All of Debtor's inventory, including without limitation all goods intended for sale or lease by Debtor or for display or demonstration, all work in process, all raw materials, all finished goods, and all other materials and supplies of every nature and description used or intended for use in connection with the manufacture, printing, packing, shipping, advertising, selling, leasing or furnishing of such goods or otherwise used or consumed in Debtor's business and all documents evidencing and all warranty rights and other general intangibles relating to any of the foregoing (collectively, the "Inventory"); provided, however, that the inventory shall not include any human tissue; and

         (iii) ALL EQUIPMENT, ETC. - All machinery, apparatus, equipment, furniture, fixtures, leasehold improvements, motor vehicles and other tangible personal property (other than Inventory as defined above) of Debtor of every kind and description used in Debtor's operations or business or owned by Debtor or in which Debtor has an interest, and all parts, accessories and accessions thereto and substitutions and replacements therefor, and all documents evidencing and all warranty rights and other general intangibles of Debtor relating to any of the foregoing (collectively, the "Equipment").

         Notwithstanding anything herein to the contrary, the Collateral shall not include any of Debtor's Intellectual Property Rights (as defined in the Third Restated Loan Agreement) but the Collateral shall include the proceeds thereof.

         (c) Unless otherwise defined herein, all terms contained in this Agreement shall have the meanings provided for by the Uniform Commercial Code as in effect in the State of Georgia to the extent the same are used or defined therein. In addition, the term "proceeds" as used herein includes whatever is receivable or received when any Collateral or any proceeds thereof is sold, collected, exchanged or otherwise disposed of, whether such disposition is voluntary or involuntary, and also includes without limitation all rights to payment (including returned premiums) with respect to any insurance relating to such Collateral. In addition, all references herein to a particular type or item of Collateral shall be deemed to include all now existing or hereafter acquired books and records of Debtor relating to such Collateral (including, without limitation, all computer materials and records). The Collateral also includes in all cases all monies and other property of Debtor of any other kind which may be now or hereafter in the possession of or under the control of Secured Party and all deposit or other accounts of Debtor with Secured Party and all balances or other property now or hereafter held or on deposit therein.

         2. OBLIGATIONS SECURED. This Agreement and the security interest and lien granted hereunder to Secured Party secures all obligations which may be now or hereafter owing by Debtor to Secured Party under this Agreement as well as any and all indebtedness, obligations or other liabilities which may be now or hereafter owing by the Debtor to Secured Party under or on account of the Third Restated Loan Agreement or any of the other Financing Documents as defined therein, and including without limitation any interest which, but for the filing by or against Debtor of a petition in bankruptcy, would accrue on any of the foregoing indebtedness, obligations or liabilities. All of the foregoing indebtedness, obligations or other liabilities are herein collectively called the "Obligations".

         3.  REPRESENTATIONS  AND  WARRANTIES.   Debtor  hereby  represents  and
warrants to Secured Party that:

         (a) Debtor has full power and authority, and has completed all proceedings and obtained all approvals and consents necessary, to execute, deliver and perform this Agreement and the transactions contemplated hereby.

         (b) Such execution, delivery, and performance will not violate, or cause a default under or result in a lien (other than Secured Party's security interest and lien hereunder) upon any property of Debtor pursuant to, any applicable law, rule or regulation or any agreement, indenture, judgment, order, decree, or instrument binding upon or affecting Debtor or any of the Collateral.

         (c) This Agreement constitutes the legal, valid, and binding obligation of Debtor, enforceable against Debtor in accordance with its terms (except as such enforceability may be limited by bankruptcy, insolvency, or other similar laws affecting the enforcement of creditor's rights or by general equitable principles), and this Agreement grants to Secured Party a valid and enforceable security interest in or other lien on the Collateral.

         (d) Debtor's chief executive office and principal place of business are located at Debtor's address shown above.

         (e) Debtor has good and marketable title to the Collateral (or, in the case of any after-acquired Collateral, Debtor will have good and marketable title to the Collateral at the time Debtor acquires rights in such Collateral).

         (f) Except for the security interest and lien granted hereunder in favor of Secured Party, no person has (or, in the case of any after-acquired Collateral, at the time Debtor acquires rights therein, will have) any right, title, claim, or other interest (whether in the nature of a security interest, other lien or charge, or otherwise) in, against or to any Collateral or any interest therein.

         (g) All information heretofore, herein or hereafter supplied to Secured Party by or on behalf of Debtor with respect to any of the Collateral is or will be true and correct in all material respects at the time so supplied.

         (h) Debtor has delivered to Secured Party all instruments, documents, chattel paper, and other items of Collateral in which Secured Party's security interest or lien hereunder must be perfected by possession and the certificate of title with respect to each motor vehicle, if any, included in the Collateral, together with such additional writings, including, without limitation, duly executed blank and undated assignments and stock powers, with respect thereto as Secured Party shall request.

         All of the foregoing representations and warranties shall survive the execution, delivery and acceptance of this Agreement by Secured Party and Debtor and the closing of the transactions contemplated hereby.

         4. COVENANTS AND AGREEMENTS OF DEBTOR. Debtor hereby covenants and agrees with Lender as follows:

         (a) Debtor shall do all acts that may be necessary to maintain, preserve, and protect the Collateral.

         (b) Debtor shall not use or permit any Collateral to be used in violation of any applicable law, rule or regulation, or any provision of this Agreement or any other agreement with Secured Party related thereto, or any policy of insurance covering such Collateral.

         (c) Debtor shall pay promptly when due all taxes, assessments, charges, encumbrances and liens now or hereafter imposed upon or affecting any Collateral or Secured Party's security interest or other lien hereunder (including all property, excise, intangible, use, sales, stamp and other such taxes), except to the extent expressly permitted in the Third Restated Loan Agreement.

         (d) Debtor shall appear in and defend any action or proceeding that may adversely affect its title to or Secured Party's interests in the Collateral.

         (e) Except to the extent permitted in the Third Restated Loan Agreement, Debtor shall not sell, encumber, lease, rent or otherwise dispose of or transfer any Collateral or any right or interest therein and Debtor shall keep the Collateral free of all levies, security interests or other liens, charges or encumbrances.

         (f) Debtor shall comply in all material respects with all laws, rules and regulations (including those governing environmental matters) relating to the possession, operation, storage, maintenance, disposal, and control of the Collateral.

         (g) Debtor agrees that such care as Secured Party gives to the safekeeping of its own property of like kind shall constitute reasonable care of such Collateral when it may be in Secured Party's possession.

         (h) If and to the extent requested by Secured Party, Debtor shall account fully for and promptly deliver to Secured Party, in the form received, all documents, chattel paper, instruments, and agreements constituting Collateral hereunder and all proceeds of the Collateral received, all endorsed to Secured Party or in blank.

         (i) Debtor shall keep accurate, and complete records of the Collateral and shall provide Secured Party with such records and such other reports and information relating to the Collateral as Secured Party may request from time to time.

         (j) Debtor shall keep, procure, execute, and deliver from time to time any and all, indorsements, notifications, registrations, assignments, financing statements, fixture filings, certificate of title applications, and other writings deemed necessary or appropriate by Secured Party to perfect, maintain, and protect its security interest in or other lien on the Collateral hereunder and the priority thereof, and Debtor shall take such other actions as Secured Party may request to protect the value of the Collateral and of Secured Party's security interest in the Collateral, including, without limitation, obtaining such landlord waivers, mortgagee waivers and other assurances from third parties regarding Secured Party's access to and right to foreclose on or sell the Collateral and right to realize the practical benefits of such foreclosure or sale as Secured Party may request. Unless prohibited by applicable law, Debtor hereby authorizes Secured Party to execute and file any financing statement or fixture filing on Debtor's behalf, and the parties further agree that any carbon, photographic, or other reproduction of this Agreement shall be sufficient as a financing statement and may be filed in any appropriate office in lieu thereof.

         (k) Debtor shall reimburse Secured Party upon demand for all costs and expenses, including, without limitation, actual and reasonable attorney's fees and disbursements, Secured Party may now or hereafter incur while exercising or enforcing any right, power, or remedy provided to Secured Party by this Security Agreement or by law, all of which costs and expenses shall constitute part of the Obligations secured hereunder.

         (l) Debtor shall give Secured Party not less than thirty (30) days prior written notice of any change in Debtor's chief executive office or principal place of business or Debtor's legal name or trade name(s) or style(s) from that set forth in this Agreement.

         (m) Debtor shall keep its records concerning the Collateral at Debtor's address set forth above or at Debtor's other location(s) (if any) set forth on
Schedule 1 attached to this Agreement and shall not remove such records from such location(s) without the prior written consent of Secured Party.

         (n) Debtor shall keep all Collateral consisting of goods (other than Inventory in transit and mobile goods) at the address for Debtor set forth above or at Debtor's other locations (if any) set forth on Schedule 1 attached to this Agreement, and Debtor shall not, without the prior written approval of Secured Party, remove any Collateral therefrom except for sales of Inventory in the ordinary course of business and the disposition of obsolete or worn-out Equipment in accordance with this Agreement and except for the storage of goods at locations other than those shown above or on Schedule 1 attached hereto if
(i) Debtor gives Secured Party written notice of the new storage location at least thirty (30) days prior to storing such Collateral at such location, (ii) Secured Party's security interest in such Collateral hereunder is and continues to be duly perfected, (iii) all documents and other receipts in respect of any Collateral maintained at such premises are promptly delivered to Secured Party, and (iv) the owner (and, if requested by Secured Party, any mortgagee) of such premises agrees in writing with Secured Party not to assert any lien in respect of such Collateral and to permit Secured Party to have the right to enter upon and use such premises in order to inspect, store, process, assemble or remove the Collateral therefrom after the occurrence of an Event of Default.

         (o) Debtor shall furnish Secured Party with such information regarding the Collateral (and any account debtors thereunder) as Secured Party from time to time may request.

         (p) Debtor shall keep the Collateral in good condition and repair and shall not cause or permit any waste of any of the Collateral.

         (q) Debtor shall insure the Collateral, with Secured Party named as loss payee under all property coverages and as an additional insured under all liability coverages, in form and amount, with insurers, and against risks and liabilities which are satisfactory to Secured Party in all respects, and Debtor hereby assigns all such policies and all proceeds thereof (including returned premiums) to Secured Party, to secure the Obligations, agrees to deliver them to Secured Party at its request, and agrees that Secured Party may make any claim thereunder, cancel the insurance on default by Debtor, collect and receive payment and indorse any instrument in payment of loss or return premium or other refund or return, and apply such amounts received, at Secured Party's election, to replacement of the Collateral or to the Obligations. Debtor shall not use or permit the use of any of the Collateral in any manner which will render inapplicable or invalid any insurance coverage therefor. Debtor shall deliver the originals of all property insurance policies covering the Collateral to Secured Party together with loss payable endorsements thereon in form and substance satisfactory to Secured Party and in the name of Secured Party as loss payee thereunder. Each policy of insurance or each such endorsement shall contain a clause requiring the insurer to give not less than thirty (30) days prior written notice to Secured Party in the event of cancellation of the policy for nonpayment of premium and a clause to the effect that the interests of Secured Party thereunder shall not be impaired or invalidated by any act or neglect of Debtor nor by the occupation of the premises covered thereby for purposes more hazardous than are permitted by said policy.

         (r) Debtor agrees that all risk of loss of the Collateral shall at all times be and remain upon Debtor irrespective of whether such Collateral is then in Debtor's or Secured Party's possession.

         (s) Debtor agrees that any of the Collateral consisting of Equipment shall be and remain personal property and shall not, by reason of its attachment or other connection to any real property, either become or be deemed to be a fixture or appurtenance to such real property and shall at all times be deemed severable therefrom.

         (t) Debtor shall permit Secured Party (or any person designated by Secured Party) from time to time to inspect the Collateral and to inspect, audit and make copies of or extracts from all books and records maintained by or on behalf of Debtor pertaining to the Collateral (including computer records), all at such times and places as Secured Party may request from time to time.

         5. POWER OF ATTORNEY. Debtor hereby agrees that from time to time, without presentment, notice or demand, and without affecting or impairing in any way the rights of Secured Party with respect to the Collateral, the obligations of Debtor hereunder or the other Obligations, Secured Party may, but shall not be obligated to and shall incur no liability to Debtor or any third party for failing to, take any action which Debtor is obligated by this Agreement to take but which the Debtor fails to take, and Debtor also hereby appoints (which appointment is coupled with an interest and shall be irrevocable so long as this Agreement is in effect) Secured Party as its attorney-in-fact with full power and authority at any time to take any of the following actions during the existence of any Event of Default hereunder in either Debtor's or Secured Party's name (but Secured Party shall have no obligation to and shall incur no liability to Debtor or any third party for failing to exercise any such power or authority): (a) to collect by legal proceedings or otherwise and indorse, receive and receipt for all dividends, interest, payments, proceeds, and other sums and property now or hereafter payable on or on account of any of the Collateral; (b) to enter into any extension, reorganization, deposit, merger, consolidation, or other agreement pertaining to, or deposit, surrender, accept, hold or apply other property in exchange for, any of the Collateral; (c) to insure, process, and preserve any of the Collateral or to take any other action which Debtor is obligated by this Agreement to take; (d) to transfer any of the Collateral to its own or its nominee's name; (e) to make any compromise or settlement, and take any action it deems advisable, with respect to any of the Collateral; (f) to prepare, file and sign Debtor's name to any proof of claim in bankruptcy (or any similar document) against any account debtor on any of the Collateral; (g) to receive, open and dispose of Debtor's mail pertaining to any of the Collateral consisting of Accounts Receivables and notify postal authorities to deliver such mail to such address as Secured Party may designate;
(h) to indorse Debtor's name upon any checks or other proceeds of any Collateral and deposit same to any account of Secured Party; (i) to indorse Debtor's name on any other document, instrument or other agreement relating to any of the Collateral; (j) to send verifications of Accounts Receivable to account debtors thereunder; (k) to use the information recorded on or contained in any data processing equipment, other computer hardware or any software relating to any Collateral; (l) to make, adjust or enforce claims under any insurance policy relating to any Collateral; (m) to do all other acts and things necessary, in Secured Party's judgment, to fulfill Debtor's obligations under this Agreement; and (n) to pay any and all taxes, assessments, charges, encumbrances or liens now or hereafter imposed upon or affecting any of the Collateral. The foregoing power of attorney may be exercised by Secured Party in its discretion, in its name or Debtor's name, and without prior notice to or demand upon Debtor. Debtor agrees to reimburse Secured Party on demand for any sums advanced or expenses incurred by Secured Party in exercising any of the foregoing rights and powers together with interest accruing thereon daily at the highest rate Debtor has contracted to pay on any of the Obligations. Debtor's reimbursement obligations under this Section shall constitute part of the Obligations secured hereunder.

         6. EVENTS OF DEFAULT. An event of default under this Agreement shall be deemed to exist upon the occurrence of any of the following event (each such event being herein called an "Event of Default"):

         (a) If any representation, or warranty of Debtor made in this Agreement proves to have been untrue, incorrect, misleading or incomplete in any material respect as of the date made or deemed made;

         (b) Failure of Debtor to perform, observe, discharge or comply with any of the covenants set forth in Section 4 (other than subsection (e), (k) or (l) thereof) of this Agreement, which failure is not cured within thirty (30) days of the giving by Secured Party to Debtor of written notice of same;

         (c) Failure of Debtor punctually and fully to perform, observe, discharge or comply with any of the other covenants set forth in this Agreement;

         (d) The occurrence of any other Event of Default under (and as such term is defined in) the Third Restated Loan Agreement.

         7. SECURED PARTY'S REMEDIES. Upon the occurrence and during the continuation of any one or more of the foregoing Events of Default, Secured Party may, at its option, and without notice to or demand on Debtor and in addition to all rights and remedies available to Secured Party under the Third Restated Loan Agreement or any of the other Financing Documents, or at law, in equity, or otherwise, do any one or more of the following:

         (a) Secured Party may declare any or all of the Obligations to be immediately due and payable and foreclose or otherwise enforce Secured Party's security interest in or other lien hereunder on any or all of the Collateral in any manner permitted by law or provided for in this Agreement.

         (b) Secured Party may recover from Debtor all costs and expenses, including, without limitation, actual and reasonable attorney's fees, incurred or paid by Secured Party in exercising or enforcing any right, power, or remedy with respect to any or all of the Collateral provided to it by this Agreement or by applicable law. Notwithstanding anything herein to the contrary, the Debtor's liability under this Agreement for the Secured Party's attorney's fees shall not exceed the attorney's fees actually incurred by the Secured Party.

         (c) Secured Party may require Debtor to assemble any or all of the Collateral and make it available to Secured Party at such place or places as may be designated by Secured Party.

         (d) Secured Party may enter onto any property where any Collateral is located and take possession thereof with or without judicial process.

         (e) Prior to Lender's disposition of any Collateral, Secured Party may store, process, complete, repair or recondition it or otherwise prepare it for disposition in any manner and to the extent Secured Party deems appropriate (but Secured Party shall not be obligated to do so).

         (f) Secured Party may transfer any of the Collateral into its name, notify any account debtor under or other person obligated on any Collateral to make payments thereunder directly to Secured Party, and otherwise collect or enforce payment of any of the Collateral (but Secured Party shall have no obligation to do any of the foregoing).

         (g) Secured Party may sell or otherwise dispose of any of the Collateral at one or more public or private sales at Debtor's or Secured Party's place of business or any other place or places, including without limitation at any brokers board or security exchange, in lots or in bulk, for cash or on credit, all as Secured Party, in its discretion, may deem advisable. Debtor agrees that seven (7) days' prior written notice from Secured Party to Debtor of any public sale of any Collateral or the date after which any private sale of any Collateral will be held shall constitute reasonable notice thereof and such sale may be held at such locations as Secured Party may designate in each said notice. Secured Party shall have the right to conduct any such sale on Debtor's premises, without any charge therefor, and any such sales may be adjourned from time to time in accordance with applicable law. Secured Party may purchase all or any part of the Collateral at any public sale or, if permitted by law, any private sale and, in lieu of actual payment of such purchase price, Secured Party may set-off the amount of such price against the Obligations.

         (h) Secured Party is hereby granted by Debtor a license or other right to use during the term of this Agreement, without charge, any or all of Debtor's labels, patents, software, copyrights, trade secrets, trade names, trademarks and advertising materials, or any other property of any similar nature, as it pertains to any of the Collateral, in advertising for sale and selling any Collateral or in completing Debtor's performance under or collecting any sums owing in respect of any Collateral, and Debtor's rights under all licenses and all franchise agreements relating to any of the Collateral shall inure to Secured Party's benefit to the extent of Secured Party's rights, titles and interests in or to the Collateral under this Agreement.

         (i) Secured Party also may, without prior notice or demand of any kind, hold and set-off against such of the Obligations (whether matured or unmatured) as Secured Party may elect any balance of amount to the credit of Debtor in any deposit, agency, reserve, holdback or other account of any nature whatsoever which may be now or hereafter maintained by or on behalf of Debtor with Secured Party in any of its offices, regardless of whether any such account is general or special and regardless of whether any such account is individual or joint.

         8. APPLICATION OF PROCEEDS. (a) All monies and other proceeds received by Secured Party upon any collection, sale or other disposition of any Collateral, together with all other monies and other proceeds received by Secured Party hereunder, shall be applied as follows:

                           First,  to the  payment of the  reasonable  costs and
                  expenses of such sale, collection or other disposition which may have been incurred by Secured Party, including without limitation actual and reasonable attorney's fees as provided in Section 7(b) above and all other reasonable expenses, liabilities and advances made or incurred by Secured Party in connection therewith;

                           Second,  to the payment of all other Obligations then
                  due in such order as Secured Party may elect; and

                           Third,  after payment in full of all Obligations then
                  due, any surplus then remaining from such proceeds shall be paid to Debtor; and

         (b) Debtor shall remain liable to Secured Party for any deficiency owing on the Obligations after the application of the proceeds of the Collateral as provided above.

         9. INDEMNITY. Debtor hereby agrees to indemnity Secured Party and hold Secured Party harmless from and against any claim, liability, loss, damage, expense, suit, action or proceeding which may now or hereafter be suffered or incurred by Secured Party as a result of Debtor's failure to observe, perform or discharge Debtor's duties or obligations hereunder or Secured Party's holding or administering this Agreement or any Collateral unless with respect to any of the above Secured Party is finally determined to have acted with gross negligence or to have engaged in willful misconduct. Without limiting the generality of the foregoing, this indemnity shall extend to any claims asserted against Secured Party by any person under any environmental, occupational safety and hazard, or other similar laws, rules or regulations by reason of Debtor's or any other person's failure to comply with any such laws, rules or regulations. The indemnity obligations of Debtor under this Section shall constitute a part of the Obligations secured hereunder and shall survive the termination of this Agreement.

         10. MISCELLANEOUS. (a) Any waiver, forbearance or failure or delay by Secured Party in exercising any of its rights, powers, or remedies hereunder shall not preclude the further exercise thereof, and every right, power, or remedy of Secured Party hereunder shall continue in full force and effect until such right, power or remedy is specifically waived in a writing executed by Secured Party. Debtor waives any right to require Secured Party to proceed against any person or to exhaust any Collateral or to pursue any remedy in Secured Party's power.

         (b) This Agreement may be executed in any number of several counterparts, each of which when so executed shall be deemed to be an original and all of which counterparts taken together shall constitute one and the same instrument.

         (c) This Agreement contains the entire agreement between Secured Party and Debtor with respect to the Collateral and supersedes and replaces the Prior Security Agreement as well as any and all other prior agreements, commitments, understandings, negotiations or correspondence between them with respect thereto. If any provision of this Agreement shall be held invalid or prohibited under applicable law, this Agreement shall be invalid or ineffective only to the extent of such invalidity or prohibition, without invalidating the remainder of this Agreement.

         (d) The rights, powers, and remedies of Secured Party under this Agreement shall be in addition to all other rights, powers, or remedies given to Secured Party by applicable law or by any other agreement, all of which rights, powers and remedies shall be cumulative and may be exercise successively or concurrently without impairing Secured Party's security interest in or other lien on any of the Collateral.

         (e) All singular terms used herein shall include the plural and vice versa. All pronouns used herein shall be deemed to cover all genders. All headings used herein are for convenience of reference only and shall not constitute a substantive part of this Agreement.

         (f) This Agreement may not be amended or modified except by a writing signed by each of the parties hereto.

         (g) Except as may be otherwise expressly provided herein, all notices, requests and demands to or upon any party hereto shall be given in accordance with the notice provisions of the Third Restated Loan Agreement.

         (h) All rights of Secured Party under this Agreement shall inure to the benefit of its successors and assigns, and all obligations of Debtor hereunder shall bind its successors, and assigns.

         (i) This Agreement and all security interests and other liens granted or conveyed hereunder shall remain in full force and effect and shall be irrevocable until such time as (x) no Obligations are outstanding and (y) the Third Restated Loan Agreement is no longer in effect. Debtor hereby waives any right Debtor may have upon payment in full of the Obligations to require Secured Party to terminate its security interest in the Collateral or any financing statement relating thereto until this Agreement is terminated in accordance with the foregoing terms.

         (j) This Agreement shall be construed in accordance with and governed by the laws of the State of Georgia without giving effect to its choice of law rules.

         (k) Time is of the essence of this Agreement.

         IN WITNESS WHEREOF, Debtor and Secured Party have executed and delivered this Agreement, and Debtor has affixed its seal hereto, as of the day and year first above set forth.

                                     DEBTOR:

                                     CRYOLIFE, INC.



                                     By:______________________________
                                     Title:___________________________

                                               (CORPORATE SEAL)



                                     SECURED PARTY:

                                     NATIONSBANK, N.A. (SOUTH)



                                     By:______________________________
                                     Title:___________________________

                                  SCHEDULE 1 TO
                               SECURITY AGREEMENT
                              DATED AUGUST 30, 1996
                       BETWEEN CRYOLIFE, INC., AS DEBTOR,
                 AND NATIONSBANK, N.A. (SOUTH), AS SECURED PARTY


Additional Locations for Debtor:

                                      None.








                                 ---------------------------------
                                 DEBTOR'S INITIALS:


                                 ---------------------------------
                                 SECURED PARTY'S INITIALS:


                                 ---------------------------------

                                   EXHIBIT C-1

                       STOCK PLEDGE AND SECURITY AGREEMENT


         THIS STOCK PLEDGE AND SECURITY AGREEMENT (this "Agreement"), dated as of August 30, 1996, made by CRYOLIFE, INC., a Florida corporation (the "Pledgor"), to NATIONSBANK, N.A. (SOUTH), a national banking association (the "Pledgee").

                              W I T N E S S E T H:

         WHEREAS, the Pledgor and the Pledgee are parties to a Third Amended and Restated Loan Agreement, dated as of August 30, 1996 (as the same may hereafter be amended, restated, supplemented or otherwise modified from time to time, the "Loan Agreement"; the terms defined therein and not otherwise defined herein being used herein as therein defined), pursuant to which the Pledgee has committed to loan certain amounts to the Pledgor;

         WHEREAS, the Pledgor owns the outstanding shares of capital stock of the corporation identified on Schedule 1 attached hereto (the "Subsidiary");

         WHEREAS, it is a condition precedent to the Pledgee's obligations to make the Loans under the Loan Agreement that the Pledgor execute and deliver to the Pledgee this Agreement;

         WHEREAS, the Pledgor desires to execute this Agreement to satisfy the conditions described in the preceding paragraph;

         NOW, THEREFORE, in consideration of the benefits accruing to the Pledgor, the receipt and sufficiency of which are hereby acknowledged, and in order to induce the Pledgee to make Loans to the Pledgor under the Loan Agreement, the Pledgor hereby makes the following representations and warranties to the Pledgee and hereby covenants and agrees with the Pledgee as follows:

         1. SECURITY FOR OBLIGATIONS ETC. This Agreement is for the benefit of the Pledgee to secure the prompt payment in full when due, whether at stated maturity, by acceleration or otherwise, of (i) the Note and all other Liabilities (whether for principal, interest, fees, expenses or otherwise) and
(ii) all costs and expenses incurred by the Pledgee in connection with the exercise of its rights and remedies hereunder (including reasonable attorneys' fees actually incurred) (all such obligations collectively being the "Secured Obligations").

         2. PLEDGED STOCK. As used herein, the term "Pledged Stock" shall mean all of the shares of capital stock of the Subsidiary set forth on Schedule 1 and all other shares of such stock which may be now or hereafter owned by the Pledgor. The Pledgor represents and warrants that on the date hereof (a) the Pledged Stock consists of the number and type of shares of the capital stock of the Subsidiary as described on Schedule 1 attached hereto; (b) the Pledgor is the holder of record and sole beneficial owner of such Pledged Stock; and (c) the Pledged Stock constitutes the percentage of the issued and outstanding capital stock of the Subsidiary as set forth on Schedule 1.

         3. PLEDGE OF SECURITIES, ETC.

            3.1 PLEDGE. To secure the Secured Obligations and for the purposes set forth in Section 1, the Pledgor hereby pledges to the Pledgee the Pledged Stock, together with (i) the certificates representing such Pledged Stock accompanied by stock powers duly executed in blank by the Pledgor, and (ii) all dividends (whether in cash, stock, warrants, options, or other securities), cash, instruments or other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any and all of the Pledged Stock; and hereby assigns, transfers, hypothecates and sets over to the Pledgee all of the Pledgor's right, title and interest in and to the Pledged Stock (and in and to the certificates or instruments evidencing the items described in clauses (i) and (ii) above) to be held by the Pledgee, upon the terms and conditions set forth in this Agreement. The Pledgor agrees to deliver to the Pledgee all certificates and instruments evidencing the items described in clause (ii) above promptly upon the Pledgor's receipt thereof.

            3.2 DEFINITION OF PLEDGED SECURITIES AND COLLATERAL. The Pledged Stock and all items described in clause (ii) of Section 3.1 are hereinafter called the "Pledged Securities," and the Pledged Securities, together with all other securities and moneys received and at the time held by the Pledgee hereunder and any proceeds of any of the foregoing, are hereinafter called the "Collateral."

         4. APPOINTMENT OF SUB-AGENTS; ENDORSEMENTS, ETC. The Pledgee shall have the right to appoint one or more agents for the purpose of retaining physical possession of the Collateral, which may be held (if applicable and in the discretion of the Pledgee) in the name of the Pledgor, endorsed or assigned in blank or in favor of the Pledgee or any nominee or nominees of the Pledgee or an agent appointed by the Pledgee.

         5. VOTING, ETC. Unless and until an Event of Default (such term to mean an Event of Default as defined herein) shall have occurred and be continuing or would be caused thereby, the Pledgor shall be entitled to vote any and all Pledged Stock and to give consents, waivers or ratifications in respect thereof; provided that no vote shall be cast or any consent, waiver or ratification given or any action taken which would violate or be inconsistent with any of the terms of this Agreement, the Loan Agreement, or any instrument or agreement relating to the Secured Obligations. All such rights of the Pledgor to vote and to give consents, waivers and ratifications shall cease in case an Event of Default shall occur and be continuing, and Section 7 hereof shall become applicable.

         6. DIVIDENDS AND OTHER DISTRIBUTIONS. Unless an Event of Default shall have occurred and be continuing or would be caused thereby, all cash dividends payable in respect of the Pledged Securities shall be paid to the Pledgor, but only to the extent (if any) permitted by the Loan Agreement. The Pledgee shall also be entitled to receive directly, and to retain as part of the Collateral:

            (a) all other or additional stock or securities or property (other than cash) paid or distributed by way of dividend in respect of the Pledged Securities;

            (b) all other or additional stock or other securities or property (including cash) paid or distributed in respect of the Pledged Securities by way of stock-split, spin-off, split-up, reclassification, combination of shares or similar rearrangement; and

            (c) all other or additional stock or other securities or property which may be paid in respect of the Pledged Securities by reason of any consolidation, merger, exchange of stock, conveyance of assets, liquidation or similar corporate reorganization.

         6.1 ADDITIONAL SHARES. The Pledgor agrees and covenants that it will cause the Subsidiary not to issue any stock or other securities in addition to or in substitution for the Pledged Securities except to the Pledgor, and any such additional or substitute stock as securities shall be delivered directly to the Pledgee by the Subsidiary and shall constitute part of the Collateral pledged hereunder.

         7. EVENTS OF DEFAULT.

         7.1 DEFINITION OF EVENTS OF DEFAULT. The following specified events shall constitute Events of Default under this Agreement:

            (a) the existence or occurrence of any Event of Default under the Loan Agreement;

            (b) any representation, warranty or statement made or deemed to be made by the Pledgor or any of its officers under or in connection with this Agreement shall have been false or misleading in any material respect when made or deemed to be made;

            (c) the Pledgor shall fail to observe or perform any covenant or agreement set forth in Section 5, 6 (including Section 6.1) or 15 hereof; and

            (d) the Pledgor shall fail to observe or perform any covenant or agreement set forth in this Agreement, other than those referred to in paragraph (c) above, which failure shall continue for thirty (30) days after the Pledgee gives the Pledgor notice of same.

         7.2 REMEDIES. In case an Event of Default shall have occurred and be continuing, the Pledgee shall be entitled to exercise all of the rights, powers and remedies (whether vested in it by this Agreement, any other Financing Document or by law and including, without limitation, all rights and remedies of a secured party of a debtor in default under the Uniform Commercial Code (the "Code") in effect in the State of Georgia at that time) for the protection and enforcement of its rights in respect of the Collateral, and the Pledgee shall be entitled, without limitation, to exercise the following rights, which the Pledgor hereby agrees to be commercially reasonable:

            (i) to receive all amounts payable in respect of the Collateral otherwise payable under Section 6 to the Pledgor and to enforce the payment of the Pledged Securities and to exercise all of the rights, powers, and remedies of the Pledgor thereunder;

            (ii) to transfer all or any part of the Collateral into the Pledgee's name or the name of its nominee or nominees;

            (iii) to vote all or any part of the Collateral (whether or not transferred into the name of the Pledgee) and give all consents, waivers and ratifications in respect of the Collateral and otherwise act with respect thereto as though it were the outright owner thereof;

            (iv) at any time or from time to time to sell, assign and deliver, or grant options to purchase, all or any part of the Collateral in one or more parcels, or any interest therein, at any public or private sale at any exchange, broker's board or at any of the Pledgee's offices or elsewhere, without demand of performance, advertisement or notice of intention to sell or of the time or place of sale or adjournment thereof or to redeem or otherwise (all of which are hereby expressly and irrevocably waived by the Pledgor), for cash, on credit or for other property, for immediate or future delivery without any assumption of credit risk, and for such price or prices and on such terms as the Pledgee in its sole discretion may determine; the Pledgor agrees that to the extent that notice of sale shall be required by law that at least ten (10) days notice to the Pledgor of the time and place of any public sale or the time after which any private sale is to be made shall constitute reasonable notification; the Pledgee shall not be obligated to make any sale of Collateral regardless of notice of sale having been given; the Pledgee may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and any such sale may, without further notice, be made at the time and place to which it was so adjourned; the Pledgor hereby waives and releases to the fullest extent permitted by law any right or equity of redemption with respect to the Collateral, whether before or after sale hereunder, and all rights, if any, of marshalling the Collateral and any other security for the Secured Obligations or otherwise; at any such sale, unless prohibited by applicable law, the Pledgee may bid for and purchase all or any part of the Collateral so sold free from any such right or equity of redemption; and the Pledgee shall not be liable for failure to collect or realize upon any or all of the Collateral or for any delay in so doing nor shall any of them be under any obligation to take any action whatsoever with regard thereto;

            (v)  to  settle,  adjust,   compromise  and  arrange  all  accounts,
         controversies, questions, claims and demands whatsoever in relation to all or any part of the Collateral;

            (vi) to execute all such contracts, agreements, deeds, documents and instruments; to bring, defend and abandon all such actions, suits and proceedings; and to take all actions in relation to all or any part of the Collateral as the Pledgee in its sole discretion may determine;

            (vii) to appoint managers, agents, officers and servants for any of the purposes mentioned in the foregoing provisions of this Section 7 and to dismiss the same, all as the Pledgee in its sole discretion may determine; and

            (viii) generally, to take all such other action as the Pledgee in its sole discretion may determine as incidental or conducive to any of the matters or powers mentioned in the foregoing provisions of this
         Section 7 and which the Pledgee may or can do lawfully and to use the name of the Pledgor for the purposes aforesaid and in any proceedings arising therefrom.

         8. REMEDIES, ETC., CUMULATIVE. Each right, power and remedy of the Pledgee provided for in this Agreement or any other Financing Document or now or hereafter existing at law or in equity or by statute shall be cumulative and concurrent and shall be in addition to every other such right, power or remedy. The exercise or beginning of the exercise by the Pledgee of any one or more of the rights, powers or remedies provided for in this Agreement or any other Financing Document or now or hereafter existing at law or in equity or by statute or otherwise shall not preclude the simultaneous or later exercise by the Pledgee of all such other rights, powers or remedies, and no failure or delay on the part of the Pledgee to exercise any such right, power or remedy shall operate as a waiver thereof.

         9. APPLICATION OF PROCEEDS. All moneys collected by the Pledgee upon any sale or other disposition of the Collateral, together with all other moneys received by the Pledgee hereunder, shall be applied as follows:

                  First, to the payment of the costs and expenses of such sale, collection or other realization, including, without limitation, reasonable attorneys' fees actually incurred and all other expenses, liabilities and advances actually made or actually incurred by the Pledgee in connection therewith;

                  Second,  to the payment of the Secured  Obligations  then due;
         and

                  Third, after payment in full of all Secured Obligations then due, to the Pledgor, or its successors or assigns, or to whomsoever may be lawfully entitled to receive the same or as a court of competent jurisdiction may direct any surplus then remaining from such proceeds.

         10. PURCHASERS OF COLLATERAL. Upon any sale of any of the Collateral hereunder (whether by virtue of the power of sale herein granted, pursuant to judicial process or otherwise), the receipt of the Pledgee or the officer making the sale shall be a sufficient discharge to the purchaser or purchasers of the Collateral so sold, and such purchaser or purchasers shall not be obligated to see to the application of any part of the purchase money paid over to the Pledgee or such officer or be answerable in any way for the misapplication or nonapplication thereof.

         11. PAYMENT OF EXPENSES; INDEMNITY. The Pledgor shall: (i) whether or not the transactions hereby contemplated are consummated, pay all reasonable out-of-pocket costs and expenses of the Pledgee actually incurred in connection with the administration (both before and after the execution hereof and including advice of counsel as to the rights and duties of the Pledgee with respect thereto) of the Pledgee incurred in connection with the preservation of rights under, and enforcement of, and, after an Event of Default, the renegotiation or restructuring of this Agreement and any amendment, waiver or consent relating thereto (including, without limitation, the reasonable fees and disbursements of counsel for the Pledgee, not to exceed actual fees and disbursements); (ii) pay and hold the Pledgee harmless from and against any and all present and future stamp or documentary taxes or any other excise or property taxes, charges or similar levies which arise from any payment made hereunder or from the execution, delivery or registration of, or otherwise with respect to this Agreement and save the Pledgee harmless from and against any and all liabilities with respect to or resulting from any delay or omission to pay any such taxes, charges or levies; and (iii) indemnify the Pledgee, its officers, directors, employees, representatives and agents from and hold each of them harmless against any and all costs, losses, liabilities, claims, damages or expenses actually incurred by any of them (whether or not any of them is designated a party thereto) arising out of or by reason of any investigation, litigation or other proceeding related to this Agreement or any transaction contemplated hereby, including, without limitation, the reasonable fees and disbursements of counsel, not to exceed actual fees and disbursements, incurred in connection with any such investigation, litigation or other proceeding. Notwithstanding anything in this Agreement to the contrary, the Pledgor shall not be responsible to the Pledgee or any officer, director, employee, representative or agent of the foregoing (an "Indemnified Party") for any losses, damages, liabilities or expenses which result from such Indemnified Party's gross negligence or willful misconduct. If and to the extent that the obligations of the Pledgor under this Section 11 are unenforceable for any reason, the Pledgor hereby agrees to make the maximum contribution to the payment and satisfaction of such obligations which is permissible under applicable law. The Pledgor's obligations under this Section 11 shall survive any termination of this Agreement.

         12. FURTHER ASSURANCES. The Pledgor agrees that it will join with the Pledgee in executing and, at its own expense, file and refile under the Code such financing statements, continuation statements and other documents in such offices as the Pledgee may deem necessary or appropriate and wherever required or permitted by law in order to perfect and preserve the Pledgee's security interest in the Collateral and hereby authorizes the Pledgee to file financing statements and amendments thereto relative to all or any part of the Collateral without the signature of the Pledgor where permitted by law, and agrees to do such further acts and things and to promptly execute and deliver to the Pledgee such additional conveyances, assignments, agreements and instruments as the Pledgee may reasonably require or deem advisable to carry into effect the purposes of this Agreement or to further assure and confirm unto the Pledgee its rights, powers and remedies hereunder.

         13. THE PLEDGEE AS AGENT.

         (a) The Pledgee will hold in accordance with this Agreement and the Loan Agreement all items of the Collateral at any time received under this Agreement. It is expressly understood and agreed that the obligations of the Pledgee as holder of the Collateral and interests therein and with respect to the disposition thereof, and otherwise under this Agreement, are only those expressly set forth in this Agreement and the Loan Agreement.

         (b) The Pledgee shall be deemed to have exercised reasonable care in the custody and preservation of the Collateral in its possession if the Collateral is accorded treatment substantially equal to that which the Pledgee accords its own property, it being understood that the Pledgee shall not have responsibility for (i) ascertaining or taking action with respect to calls, conversions, exchanges, maturities, tenders or other matters relative to any Collateral, whether or not the Pledgee has or is deemed to have knowledge of such matters, or (ii) taking any necessary steps to preserve rights against any parties with respect to any Collateral.

         14. REPRESENTATIONS AND WARRANTIES. The Pledgor hereby represents and warrants that (i) it is the legal record and beneficial owner of, and has good and marketable title to, the Pledged Stock described in Section 2 hereof, subject to no pledge, lien, mortgage, hypothecation, security interest, charge, option or other encumbrance whatsoever, except the liens and security interests created by this Agreement or expressly permitted by this Agreement or the Loan Agreement; (ii) it has full power, authority and legal right to pledge all the Pledged Stock pursuant to this Agreement; (iii) no consent of any other party (including, without limitation, any stockholder or creditor of the Pledgor or the Subsidiary) and no order, consent, license, permit, approval, validation or authorization of, exemption by, notice to or registration, recording, filing or declaration with, any governmental or public body or authority is required to be obtained by the Pledgor in connection with the execution, delivery or performance of this Agreement or consummation of the transactions contemplated hereby, including, without limitation, the exercise by the Pledgee of the voting or other rights provided for in this Agreement or the remedies in respect of the Collateral pursuant to this Agreement, except as may be required in connection with the disposition of the Pledged Securities by laws affecting the offering and sale of securities generally (or except as may already have been obtained);
(iv) all shares of Pledged Stock have been duly and validly issued, are fully paid and nonassessable; and (v) the security interest in the Pledged Securities created and perfected by the pledge and delivery of the Pledged Securities pursuant to this Agreement is not subject to any prior lien or encumbrance or any agreement purporting to grant to any third party a lien or encumbrance on the property or assets of the Pledgor which would include the Pledged Securities.

         15. COVENANTS OF THE PLEDGOR. The Pledgor covenants and agrees that (i) the Pledgor will defend the Pledgee's right, title and security interest in and to the Pledged Securities and the proceeds thereof against the claims and demands of all persons whomsoever; (ii) the Pledgor will have like title to and right to pledge any other property at any time hereafter pledged to the Pledgee as Collateral hereunder and will likewise defend the right thereto and security interest therein of the Pledgee; and (iii) the Pledgor will not, with respect to any Collateral, enter into any shareholder agreements, voting agreements, voting trusts, trust deeds, irrevocable proxies or any other similar agreements or instruments.

         16. PLEDGOR'S OBLIGATIONS ABSOLUTE, ETC. The obligations of the Pledgor under this Agreement shall be absolute and unconditional in accordance with its terms and shall remain in full force and effect without regard to, and shall not be released, suspended, discharged, terminated or otherwise affected by, any circumstance or occurrence whatsoever, including, without limitation: (a) any change in the time, place or manner of payment of, or in any other term of, all or any of the Secured Obligations, any waiver, indulgence, renewal, extension, amendment or modification of or addition, consent or supplement to or deletion from or any other action or inaction under or in respect of the Loan Agreement, the Note, any other Financing Document, or any of the other documents, instruments or agreements relating to the Secured Obligations or any other instrument or agreement referred to therein or any assignment or transfer of any thereof; (b) any lack of validity or enforceability of the Loan Agreement, any other Financing Document, or any other documents, instruments or agreement referred to therein or any assignment or transfer of any thereof; (c) any furnishing of any additional security to the Pledgee, or its assignees or any acceptance thereof or any release of any security by the Pledgee or its assignees; (d) any limitation on any party's liability or obligations under any such instrument or agreement or any invalidity or unenforceability, in whole or in part, of any such instrument or agreement or any term thereof; (e) any bankruptcy, insolvency, reorganization, composition, adjustment, dissolution, liquidation or other like proceeding relating to the Pledgor or any of its Subsidiaries, or any action taken with respect to this Agreement by any trustee or receiver, or by any court, in any such proceeding, whether or not the Pledgor shall have notice or knowledge of any of the foregoing; or (f) any exchange, release or nonperfection of any other collateral, or any release, or amendment or waiver of or consent to departure from any guaranty or security, for all or any of the Secured Obligations.

         17. NOTICES, ETC. All notices and other communications hereunder shall be given in the manner specified in Section 909 of the Loan Agreement.

         18. POWER OF ATTORNEY. The Pledgor hereby absolutely and irrevocably constitutes and appoints the Pledgee the Pledgor's true and lawful agent and attorney-in-fact, with full power of substitution, in the name of the Pledgor:
(a) to execute and do all such assurances, acts and things which the Pledgor ought to do but has failed to do under the covenants and provisions contained in this Agreement; (b) to take any and all such action as the Pledgee may, in its sole discretion, determine as necessary or advisable for the purpose of maintaining, preserving or protecting the security constituted by this Agreement or any of the rights, remedies, powers or privileges of the Pledgee under this Agreement; and (c) generally, in the name of the Pledgor exercise all or any of the powers, authorities, and discretions conferred on or reserved to the Pledgee by or pursuant to this Agreement, and (without prejudice to the generality of any of the foregoing) to seal and deliver or otherwise perfect any instrument or document of conveyance, agreement, or act as the Pledgee may deem proper in or for the purpose of exercising any of such powers, authorities or discretions. The Pledgor hereby ratifies and confirms, and hereby agrees to ratify and confirm, whatever lawful acts the Pledgee shall do or purport to do in the exercise of the power of attorney granted to the Pledgee pursuant to this
Section 18, which power of attorney, being given for security, is irrevocable.

         19. TERMINATION, RELEASE. Upon the termination of the Loan Agreement and the full payment and performance of all of the Secured Obligations, this Agreement shall terminate, and the Pledgee, at the request and expense of the Pledgor, will execute and deliver to the Pledgor a proper instrument or instruments acknowledging the satisfaction and termination of this Agreement, and will duly assign, transfer and deliver to the Pledgor (without recourse and without any representation or warranty) such of the Collateral as may be in the possession of the Pledgee and as has not theretofore been sold or otherwise applied or released pursuant to this Agreement, together with any moneys at the time held by the Pledgee hereunder.

         20. MISCELLANEOUS. The Pledgor agrees with the Pledgee that each of the obligations and liabilities of the Pledgor to the Pledgee under this Agreement may be enforced against the Pledgor without the necessity of joining the Subsidiary, any other holders of pledges of or security interests in any of the Collateral, or any other person as a party. This Agreement shall create a continuing security interest in the Collateral and shall be binding upon the Pledgor and its successors and assigns and shall inure to the benefit of and be enforceable by the Pledgee, and its successors and assigns. This Agreement may be changed, waived, discharged or terminated only in accordance with the provisions of the Loan Agreement. Unless otherwise defined herein or in the Loan Agreement, terms defined in Article 9 of the Code in the State of Georgia are used herein as therein defined. The headings in this Agreement are for purposes of reference only and shall not limit or define the meaning hereof. This Agreement may be executed in any number of counterparts, each of which shall be an original, but all of which shall constitute one instrument. In the event that any provision of this Agreement shall prove to be invalid or unenforceable, such provision shall be deemed to be severable from the other provisions of this Agreement which shall remain binding on all parties hereto.

         21. GOVERNING LAW. This Agreement and the rights and obligations of the parties hereunder shall be construed in accordance with and be governed by the internal laws of the State of Georgia.

         IN WITNESS WHEREOF, the Pledgor and the Pledgee have caused this Agreement to be executed by their duly elected officers duly authorized and Pledgor has caused its corporate seal to be hereunto affixed, all as of the date first above written.

                            CRYOLIFE, INC.


                            By:_____________________________
                               Title:_______________________

                                (CORPORATE SEAL)


                            NATIONSBANK, N.A. (SOUTH)


                            By:_____________________________
                               Title:_______________________

                                   SCHEDULE 1

                                       TO

                       STOCK PLEDGE AND SECURITY AGREEMENT
                           DATED AS OF AUGUST 30, 1996
                                      FROM
                                 CRYOLIFE, INC.
                                       TO
                            NATIONSBANK, N.A. (SOUTH)

                                  PLEDGED STOCK


                                   Number and Type             Percentage of
Name of Corporation                  of Shares                  Total Shares

CryoLife International, Inc.            1000                        100%

                                   EXHIBIT C-2

                             IRREVOCABLE STOCK POWER


         FOR VALUE RECEIVED, the undersigned, CRYOLIFE, INC., a Florida corporation (hereinafter collectively referred to as the "Assignor"), has fully and irrevocably granted, assigned and transferred and hereby does fully and
irrevocably         grant,         assign        and         transfer         to
______________________________________________________________________________
and the successors, transferees, assigns and personal representatives thereof (hereinafter collectively referred to as the "Assignee") the following property:

               _________ shares of Common Stock of , a corporation,  represented
         by     certificate     number(s)      _________________________________
         __________________________________________________.

         Assignor hereby irrevocably appoints Assignee to be Assignor's true and lawful attorney-in-fact, with full power of substitution, and empowers Assignee, for and in the name and stead of Assignor, to sell, transfer, hypothecate, liquidate or otherwise dispose of all of or any portion of the above-described securities, from time to time, and, for that purpose, to make, sign, execute and deliver any documents or perform any other act necessary for such sale, transfer, hypothecation, liquidation or other disposition. Assignor acknowledges that this appointment is coupled with an interest and shall not be revocable by Assignor's death, dissolution or any other reason. Assignor hereby ratifies and approves all acts that Assignee or any substitute therefor shall do by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has executed and sealed this power as of this ____ day of _________________________, ________.


                              CRYOLIFE, INC.



                              By:______________________________
                                 President

                                                (CORPORATE SEAL)

                                    EXHIBIT D

                               GUARANTY AGREEMENT


         In order to induce NATIONSBANK, N.A. (SOUTH), a national banking association (hereinafter referred to as "Lender"), to extend credit or other financial accommodations or grant forbearances to CRYOLIFE, INC., a Florida corporation (hereinafter referred to as "Borrower"), and for other good and valuable consideration, the receipt and adequacy of all of the foregoing as legally sufficient consideration being hereby acknowledged, the undersigned , a _________________ corporation (hereinafter referred to as "Guarantor"), hereby agrees in favor of Lender as follows:

         1. GUARANTY OF OBLIGATIONS. Subject to the terms and conditions hereof, Guarantor hereby irrevocably guarantees to Lender the prompt payment when due, whether at stated maturity, by acceleration or otherwise, of all of the Obligations (as hereinafter defined) which may be now existing or may hereafter arise and whether for principal, interest, fees or other charges and including any and all expenses (including without limitation reasonable attorney's fees and expenses) incurred by Lender in collecting or otherwise enforcing performance of any of the Obligations. Any and all payments made by Guarantor hereunder shall be made free and clear of and without deduction for any set-off, counterclaim, or withholdings so that, in each case, Lender shall receive the full amount that it would otherwise be entitled to receive with respect to the Obligations. Guarantor acknowledges and agrees that this Guaranty Agreement (this "Guaranty") is a guaranty of payment and not of collection and that the liability of Guarantor under this Guaranty shall be immediate and primary and shall not be contingent upon the exercise or enforcement by Lender of any remedies Lender may have against Borrower or any other person or the enforcement of any lien or realization upon any collateral Lender may at any time possess for any of the Obligations.

         2.       OBLIGATIONS AND CREDIT DOCUMENTS DEFINED.

         (a) The term "Obligations" as used herein shall mean any and all indebtedness, liabilities or obligations of Borrower to Lender which may now or hereafter arise from or in any way relate to the Third Amended and Restated Loan Agreement, dated as of August 30, 1996, between Borrower and Lender, or the Note referred to therein, or any other agreement, instrument or other document executed by Borrower with or in favor of Lender under or in connection therewith, or any extensions, renewals, refinancings, restructurings, modifications or replacements, in whole or in part, of or for any of the foregoing.

         (b) The term "Obligations" as used herein also expressly includes, without limitation, any interest which would accrue on the applicable Obligations described above but for the filing by or against Borrower of a proceeding under any bankruptcy, insolvency, receivership or moratorium law.

         (c) The term "Credit Documents" as used herein shall mean and include any and all present or future loan agreements, letter of credit agreements, lease agreements, security agreements, pledge agreements, collateral assignments, security deeds, mortgages, other security instruments, promissory notes, guaranties, subordination agreements, and any and all other agreements, instruments or documents which may now exist or may hereafter be executed by Borrower as evidence of or as collateral for any or all of the Obligations or pursuant to which any or all of the Obligations may be now or hereafter created or secured or which now or hereafter relate in any other way to the Obligations.

         3. GUARANTY ABSOLUTE. Except to the extend expressly provided herein, this Guaranty shall in all respects be an absolute, unconditional and irrevocable guaranty of payment of the Obligations and Guarantor guarantees that the Obligations will be paid strictly in accordance with the terms of the Credit Documents under which they arise, regardless of any law, regulation or order now or hereafter in effect in any jurisdiction affecting any of such terms or the rights of Lender with respect thereto. The liability of Guarantor under this Guaranty shall remain in full force and effect without regard to, and shall not be released, suspended, discharged, terminated, modified or otherwise affected by any circumstance or occurrence whatsoever, including without limitation any of the following (whether or not Guarantor consents thereto or has notice thereof): (i) any change in or waiver of the time, place or manner of payment, or any other term, of any of the Obligations or Credit Documents, any waiver of or any renewal, extension, increase, amendment or modification of or addition, consent or supplement to or deletion from, or any other action or inaction under or in respect of, any of the Obligations or Credit Documents or any other document, instrument or agreement referred to therein or any assignment or transfer of any of the Obligations or Credit Documents; (ii) any lack of validity, legality or enforceability of any of the Obligations or Credit Documents or any other document, instrument, or agreement referred to therein or of any assignment or transfer of any of the foregoing; (iii) any furnishing to Lender of any additional collateral for any of the Obligations or any sale, exchange, release or surrender of, or realization on, any collateral for any of the Obligations; (iv) any settlement, release or compromise of any of the Obligations or Credit Documents, any collateral therefor, or any liability of any other party (including without limitation any other guarantor) with respect to any of the Obligations or Credit Documents, or any subordination of payment of any of the Obligations to the payment of any other indebtedness, liability or obligation of Borrower; (v) any bankruptcy, insolvency, reorganization, composition, adjustment, merger, consolidation, dissolution, liquidation or other like proceeding or occurrence relating to Borrower or any other change in the ownership, composition or nature of Borrower; (vi) any non-perfection, subordination, release or voidability of any security interest, security title, pledge, collateral assignment or other lien of Lender on any collateral for any of the Obligations or this Guaranty; (vii) any application of sums paid by Borrower or any other person with respect to any of the Obligations, except to the extent actually applied against the Obligations, regardless of what other liabilities of Borrower remain unpaid; (viii) the failure of Lender to assert any claim or demand or to enforce any right or remedy against Borrower or any other person (including any other guarantor of any of the Obligations) under the provisions of any of the Credit Documents or otherwise, or any failure of Lender to exercise any right or remedy against any other guarantor of or any collateral for any of the Obligations; (ix) any other act or failure to act by Lender which may adversely affect Guarantor; or (x) any other circumstance which might otherwise constitute a defense against, or a legal or equitable discharge of, Guarantor's liability under this Guaranty.

         4. GUARANTY CONTINUING; REINSTATEMENT. This Guaranty shall in all respects be a continuing and irrevocable guaranty of payment (and not merely of collection) and shall remain in full force and effect until all of the Obligations shall have been indefeasibly paid in full and Lender shall be under no obligation to make any additional loans or extend any additional credit or financial accommodations to Borrower which would constitute Obligations once made or extended. If claim is ever made upon Lender for repayment or recovery of any amount received by Lender in payment or on account of any of the Obligations, and if Lender repays all or part of said amount by reason of (i) any judgment, decree or order of any court or administrative body having jurisdiction over Lender or any of its property or (ii) any settlement or compromise of any such claim effected by Lender with any such claimant (including without limitation Borrower or a trustee, conservator or receiver for Borrower), then and in such event Guarantor agrees that any such judgment, decree, order, settlement or compromise shall be binding upon Guarantor, notwithstanding any revocation or cancellation of this Guaranty or of any of the Credit Documents, and Guarantor shall be and remain liable to Lender hereunder for the amount so repaid or recovered to the same extent as if such amount had never originally been paid to Lender and Guarantor's obligations and liabilities to Lender under this Guaranty shall be reinstated to such extent and this Guaranty and any collateral for this Guaranty shall remain in full force and effect (or shall be reinstated) to such extent. Guarantor hereby expressly waives the benefit of any applicable statute of limitations and agrees that it shall be liable under this Guaranty whenever Lender seeks to enforce such liability against Guarantor or its property.

     5. WAIVERS AND CONSENTS. Guarantor hereby waives: (i) notice of acceptance of this Guaranty by Lender; (ii) notice of the creation, existence, acquisition, extension, or renewal of any of the Obligations; (iii) notice of the amount of the Obligations outstanding from time to time, subject, however, to Guarantor's right to make inquiry of Lender at reasonable intervals to ascertain the amount of Obligations then outstanding; (iv) notice of any default or event of default under any of the Credit Documents or with respect to any of the Obligations or notice of any other adverse change in Borrower's financial condition or means or ability to pay any of the Obligations or perform its obligations under any of the Credit Documents or notice of any other fact which might increase
Guarantor's risk hereunder; (v) notice of presentment, demand, protest, and notice of dishonor or nonpayment as to any instrument; (vi) notice of any acceleration or other demand for payment of any of the Obligations; and (vii) all other notices and demands to which Guarantor might otherwise be entitled with respect to any of the Obligations or the Credit Documents or with respect to Lender's enforcement of its rights and remedies thereunder. Guarantor further waives any right Guarantor may have, by statute (such as O.C.G.A. Section 10-7-24) or otherwise, to require Lender to seek recourse first against Borrower or any other person, or to realize upon any collateral for any of the Obligations, as a condition precedent to enforcing Guarantor's liability and obligations under this Guaranty, and Guarantor further waives any defense arising by reason of any incapacity or other disability of Borrower or by reason of any other defense which Borrower may have on any of the Obligations or under any of the Credit Documents. Guarantor consents and agrees that, without notice to or consent by Guarantor and without affecting or impairing the liability of Guarantor under this Guaranty, Lender may compromise or settle, extend the period of duration or the time for the payment, discharge or performance of any of the Obligations or Credit Documents, or may refuse to enforce or may release all or any parties to any or all of the Obligations (including without limitation any other guarantor thereof) or any collateral therefor, or may grant other indulgences to Borrower or such other parties in respect thereof, or may waive, amend or supplement in any manner the provisions of any of the Credit Documents or any other document, instrument or agreement relating to or securing any of the Obligations (other than this Guaranty), or may release, surrender, exchange, modify, or compromise any and all collateral securing any of the Obligations or in which Lender may at any time have a lien, or may refuse to enforce its rights or may make any compromise or settlement or agreement therefor, in respect of any and all of such collateral, or with any party to any of the Obligations or Credit Documents, or with any other person, or may release or substitute any one or more of the other endorsers or guarantors of the Obligations whether parties to this Guaranty or not, or may exchange, enforce, waive or release any collateral for any guaranty of any of the Obligations. Guarantor further consents and agrees that Lender shall be under no obligation to marshal any assets in favor of Guarantor or against or in payment of any of the Obligations.

         6. SUBROGATION AND OTHER RIGHTS. Guarantor agrees that no payment, performance or enforcement of Guarantor's liabilities and obligations under this Guaranty shall cause Guarantor, by subrogation or otherwise, to acquire any of Lender's rights against Borrower or any property of Borrower (or any interest in such rights) unless and until Lender has received full and indefeasible payment of all of the Obligations.

         7. CROSS-COLLATERALIZATION. Guarantor's obligations and liabilities to Lender under this Guaranty shall be secured by any and all security interests, security titles, pledges, collateral assignments or other liens which Lender may now or hereafter have or acquire in, to or on any real or personal property assets of Guarantor, whether such assets now exist or are hereafter acquired, except to the extent that Guarantor's obligations and liabilities hereunder are expressly excluded from the coverage of any such lien under the express terms of the mortgage, security deed, security agreement, pledge agreement, collateral assignment or other document which granted or grants such lien.

         8. GUARANTOR DUE DILIGENCE AND BENEFIT. Guarantor is fully aware of the financial condition, assets and prospects of Borrower, and Guarantor is executing and delivering this Guaranty based solely upon Guarantor's own independent investigation thereof and in no part upon any representation, warranty or statement of Lender with respect to Borrower's financial condition, assets or prospects. Guarantor is in a position to and hereby assumes full responsibility for obtaining any and all information concerning Borrower's financial condition, assets and prospects as Guarantor may now or hereafter deem material to Guarantor's decision to enter into and become liable under this Guaranty and Guarantor is not relying upon, nor does Guarantor expect Lender to furnish Guarantor with any information which may be now or hereafter in Lender's possession concerning Borrower's financial condition, assets or prospects. Guarantor hereby knowingly accepts the full range of risks encompassed within a contract of guaranty, which risks Guarantor understands may include, without limitation, the possibility that Borrower may incur additional indebtedness to Lender for which Guarantor may be liable hereunder after Borrower's financial condition or means or ability to pay its lawful debts when they fall due has deteriorated. Guarantor further acknowledges and agrees that any credit or other financial accommodations now or hereafter extended by Lender to Borrower and any and all forbearances with respect to Borrower or its assets which Lender may now or hereafter grant are and will be of direct interest, benefit and advantage to Guarantor.

         9. LENDER'S ACCOUNTS AND RECORDS; APPLICATION OF PAYMENTS. Guarantor agrees that, in the absence of manifest error, any and all books and records relating to the Obligations which are prepared and maintained by Lender shall constitute prima facie evidence of the existence and amount of the Obligations. In the event that Lender sends to Borrower any periodic or other statements of account with respect to any or all of the Obligations, each such statement rendered by Lender shall, in the absence of manifest error, be deemed final, binding and conclusive upon Guarantor unless Lender is notified by Borrower in writing to the contrary within thirty (30) days after the date such statement was sent by Lender to Borrower (and each such notice shall only be deemed an objection to those items specifically objected to therein). Guarantor irrevocably waives the right to direct the application of any and all payments and collections at any time hereafter received by Lender from or on behalf of Borrower, Guarantor or otherwise with respect to any of the Obligations and Guarantor does hereby irrevocably agree that Lender shall have the continuing exclusive right to apply and re-apply any and all such payments and collections received at any time hereafter by Lender against the Obligations in such manner and order as Lender may deem advisable, notwithstanding any contrary entry by Lender upon any of its books and records.

         10. AUTOMATIC ACCELERATION OF GUARANTY. In the event that any proceeding is instituted by or against Borrower under the United States Bankruptcy Code or any other bankruptcy, receivership, insolvency, or moratorium law (and, in the case of any such involuntary proceeding which is not consented to or acquiesced in by Borrower or Guarantor, the continuation of such proceeding without the same being dismissed or stayed for thirty (30) days), as between Guarantor and Lender, all of the Obligations shall be deemed immediately due and payable, without notice or demand of any kind by Lender, and Guarantor agrees immediately to pay the Obligations in full, irrespective of whether any or all of the Obligations can then be accelerated against Borrower and irrespective of any right which Borrower then may have under any bankruptcy, receivership, insolvency or moratorium law to cure defaults and reinstate the maturities of the Obligations.

         11. GUARANTOR INFORMATION. Guarantor agrees that, so long as this Guaranty remains in effect, Guarantor shall furnish to Lender from time to time, at such intervals and by such dates as may be required by Lender, financial statements for Guarantor in form and substance satisfactory to Lender together with such other information relating to Guarantor's financial condition, assets or prospects as Lender may request, and Guarantor shall permit Lender or its representatives to visit and inspect Guarantor's properties and Guarantor's books and records during reasonable business hours and to discuss Guarantor's financial condition, assets, and prospects with Lender.

         12. SET-OFF AGAINST DEPOSITS. If an event of default shall occur under any of the Credit Documents, Lender, without notice or demand of any kind upon Guarantor, may hold and set-off against such of the Obligations (whether then matured or unmatured) as Lender may elect any balance or amount in any deposit or other account of any nature whatsoever now or hereafter maintained by or on behalf of Guarantor with Lender, regardless of whether such account is general or special and regardless of whether such account is individual or joint.

         13. NOTICES TO GUARANTOR. All notices, demands and other communications hereunder by Lender to Guarantor shall be deemed to have been validly served, given or delivered by Lender when hand-delivered against receipt, or one business day after being entrusted to a reputable national overnight delivery service, or two business days after being deposited in the United States mail, postage prepaid, or, in the case of a telegraphic or telecopy notice, when transmitted, and in each case directed or addressed to Guarantor at Guarantor's address or telecopy number set forth beneath Guarantor's signature below. Guarantor may designate a different address or telecopy number for Guarantor's receipt of notices or other communications hereunder but no such change shall be effective unless and until Lender actually receives written notice thereof from Guarantor.

         14. COLLECTION COSTS. Guarantor shall be liable to Lender for, and shall pay to Lender on demand, all costs (including without limitation reasonable attorney's fees and expenses) actually incurred by Lender in enforcing performance of or collecting any payments due under this Guaranty.

         15. ASSIGNMENT AND TRANSFER. This Guaranty shall be binding upon Guarantor and Guarantor's heirs, legal representatives, successors and assigns and shall inure to the benefit of and be enforceable by Lender and its successors, transferees and assigns. Without limiting the generality of the preceding sentence, Lender may assign or grant participations in all or any part of the Obligations, whereupon such assignee or participant shall become entitled to all of the rights in respect thereof granted to Lender herein.

         16. GOVERNING LAW. This Guaranty shall be governed by the internal laws of the State of Georgia (without giving effect to its conflicts of law rules).

         17. SUBORDINATION OF BORROWER'S OBLIGATIONS TO GUARANTOR. As an independent covenant, Guarantor hereby expressly covenants and agrees for the benefit of Lender that all present or future indebtedness, obligations and liabilities of Borrower to Guarantor of whatsoever description (collectively, the "Junior Claims") shall be subordinate and junior in right of payment to all Obligations of Borrower to Lender (collectively, the "Senior Claims"). If an event of default under any Credit Document shall occur, then, unless and until such event of default shall have been cured or shall have ceased to exist, no direct or indirect payment (in cash, property, securities by set-off or otherwise) shall be made by Borrower to Guarantor on account of or in any manner in respect of any Junior Claim except such payments and distributions the proceeds of which shall be applied to the Senior Claims. In the event of a Proceeding (as hereinafter defined), all Senior Claims shall first be paid in full before any direct or indirect payment or distribution (in cash, property, securities by set-off or otherwise) shall be made to Guarantor on account of or in any manner in respect of any Junior Claim except such payments and distributions the proceeds of which shall be applied to the Senior Claims. For the purposes of the previous sentence, a "Proceeding" shall occur if Borrower shall make an assignment for the benefit of creditors, file a petition in bankruptcy, have entered against or in favor of it an order for relief under the Bankruptcy Code or similar law of any other jurisdiction, generally fail to pay its debts as they come due (either as to number or amount), admit in writing its inability to pay its debts generally as they mature, make a voluntary assignment for the benefit of creditors, commence any proceeding relating to it under any reorganization, arrangement, readjustment of debt, dissolution or liquidation law or statute of any jurisdiction, whether now or hereafter in effect, or by any act, indicate its consent to, approval of or acquiescence in any such proceeding or in the appointment of any receiver of, or trustee or custodian (as defined in the Bankruptcy Code) for itself, or any substantial part of its property, or a trustee or a receiver shall be appointed for Borrower or for a substantial part of the property of Borrower and such appointment remains in effect for more than sixty (60) days or Borrower shall indicate its consent thereto, approval therefor or acquiescence therein, or a petition under any bankruptcy, reorganization, arrangement, readjustment of debt, dissolution or liquidation law or statute of any jurisdiction (whether now or hereafter in effect) shall be filed against Borrower and such petition shall not be dismissed within sixty (60) days after such filing, an order for relief shall be entered in such proceeding, or Borrower shall indicate its consent thereto, approval therefor or acquiescence therein. In the event any direct or indirect payment or distribution is made to Guarantor in contravention of this Section, such payment or distribution shall be deemed received in trust for the benefit of Lender and shall be immediately paid over to Lender for application against the Obligations. Guarantor agrees to execute such additional documents as Lender may reasonably request to evidence the subordination provided for in this Section.

         18. MISCELLANEOUS. (a) This Guaranty (together with any collateral documents executed by Guarantor to secure its obligations and liabilities hereunder) constitutes the sole and entire agreement between Guarantor and Lender with respect to the subject matter hereof and supersedes and replaces any and all prior agreements, understandings, negotiations or correspondence between them with respect thereto, including without limitation any and all prior guaranty agreements executed by Guarantor in favor of Lender with respect to any or all of the Obligations.

         (b) This Guaranty is intended to be an instrument under seal. Time is of the essence of this Guaranty.

         (c) Words importing the singular number hereunder shall include the plural number and vice versa and any pronouns used herein shall be deemed to cover all genders. The term "person" as used herein means any individual, corporation, partnership, joint venture, limited liability company, association, joint-stock company, trust or other entity, or any government or any agency or political subdivision thereof.

         (d) Wherever possible, any provision in this Guaranty which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective only to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any one jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

         (e) No amendment or waiver of any provision of this Guaranty, nor consent to any departure by Guarantor therefrom, shall be effective or binding upon Lender unless Lender shall first have given written consent thereto. Any such amendment, waiver or consent which is so granted by Lender shall apply only to the specific occasion which is the subject of such amendment, waiver or consent and shall not apply to the occurrence of the same or any similar event on any future occasion. No failure on the part of Lender to exercise, and no delay by Lender in exercising, any right hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any right hereunder preclude any other or further exercise thereof or the exercise of any other right by Lender. No notice to or demand on Guarantor in any case by Lender hereunder shall entitle Guarantor to any further notice or demand in any similar or other circumstances or constitute a waiver of the rights of Lender to take any other or future action in any circumstances without notice or demand. The remedies provided to Lender in this Guaranty are cumulative and not exclusive of any other remedies provided by law.

         (f) This Guaranty, each of the Credit Documents and all other documents relating thereto, including without limitation any consents, waivers and modifications that may be hereafter executed and delivered with respect thereto, may be reproduced by Lender by photographic, photostatic, microfilm, or other similar process and Lender may destroy any original documents so reproduced, and Guarantor hereby stipulates and agrees that, to the extent permitted by applicable law, any such reproduction shall be as admissible in evidence as the original itself in any judicial or administrative proceeding (whether or not the original shall be in existence and whether or not such reproduction was made by Lender in the ordinary course of its business), and any enlargement, facsimile or further reproduction of such reproduction shall likewise be admissible in evidence.

         (g) This Guaranty may be executed in one or more counterparts and each such counterpart shall constitute an original and all such counterparts together shall constitute one and the same instrument.

         (h) All Section headings herein are for convenience of reference only and shall not limit or otherwise affect the meaning or interpretation of the provisions of this Guaranty.

         (i) If this Guaranty is executed by more than one Guarantor, the term "Guarantor" as used herein shall include all such persons collectively and each such person individually and all such persons shall be jointly and severally liable under this Guaranty. If more than one person is named above as Borrower, the term "Borrower" as used herein shall include all such persons collectively and each such person individually.

         (j) To the maximum extent permitted by law, the Guarantor covenants and agrees so long as the Obligations remain outstanding to maintain its primary depository relationships with Lender.

         19. JURY TRIAL WAIVER; CONSENT TO JURISDICTION AND VENUE. GUARANTOR HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT GUARANTOR MAY HAVE UNDER ANY APPLICABLE LAW TO A TRIAL BY JURY WITH RESPECT TO ANY SUIT OR LEGAL ACTION WHICH MAY BE COMMENCED BY OR AGAINST GUARANTOR, LENDER OR BORROWER CONCERNING THE INTERPRETATION, CONSTRUCTION, VALIDITY, ENFORCEMENT OR PERFORMANCE OF THIS GUARANTY OR ANY OF THE CREDIT DOCUMENTS. IN THE EVENT ANY SUCH SUIT OR LEGAL ACTION IS COMMENCED BY LENDER, GUARANTOR HEREBY EXPRESSLY AGREES, CONSENTS AND SUBMITS TO THE PERSONAL JURISDICTION OF ANY STATE OR FEDERAL COURT SITTING IN FULTON COUNTY, GEORGIA, WITH RESPECT TO SUCH SUIT OR LEGAL ACTION, AND GUARANTOR ALSO EXPRESSLY CONSENTS AND SUBMITS TO AND AGREES THAT VENUE IN ANY SUCH SUIT OR LEGAL ACTION IS PROPER IN SAID COURTS AND COUNTY AND GUARANTOR HEREBY EXPRESSLY WAIVES ANY AND ALL PERSONAL RIGHTS UNDER APPLICABLE LAW OR IN EQUITY TO OBJECT TO THE JURISDICTION AND VENUE OF SAID COURTS AND COUNTY. THE JURISDICTION AND VENUE OF THE COURTS AND COUNTY CONSENTED AND SUBMITTED TO AND AGREED UPON IN THIS SECTION ARE NOT EXCLUSIVE BUT ARE CUMULATIVE AND IN ADDITION TO THE JURISDICTION AND VENUE OF ANY OTHER COURT UNDER ANY APPLICABLE LAW OR IN EQUITY.


                  [Remainder of page intentionally left blank]

         IN WITNESS WHEREOF, the undersigned Guarantor has signed, sealed and delivered this Guaranty as of this ____ day of _____________________, _______.






                                  By:_______________________________
                                     Title:_________________________

                                            (CORPORATE SEAL)


                                  GUARANTOR'S NOTICE ADDRESS:



                                  Attn:_____________________________
                                  Telecopy No.:_____________________

199632.3
                                    EXHIBIT E

                          SUBSIDIARY SECURITY AGREEMENT


         THIS AGREEMENT is made and entered into as of __________, _____, between NATIONSBANK, N.A. (SOUTH), a national banking association which is the successor by merger to Bank South, a Georgia banking corporation formerly known as Bank South, N.A., having its main office at 600 Peachtree Street, N.E.,
Atlanta,        Georgia        30308        ("Secured        Party"),        and
______________________________________, a ___________________ corporation having its chief executive office and principal place of business at ("Debtor").

                               STATEMENT OF FACTS

         CryoLife, Inc., a Florida corporation which is the parent company of Debtor (the "Parent"), and Secured Party are parties to a certain Third Amended and Restated Loan Agreement, dated as of August 30, 1996 (said agreement, as the same may be amended, supplemented or restated, is herein called the "Third Restated Loan Agreement"), pursuant to which Secured Party has agreed to make certain loans available to the Parent. It is a condition precedent to Secured Party's obligation to make loans to the Parent under the Third Restated Loan Agreement that the Debtor guarantee repayment of such loans and that the Debtor secure its guarantee obligations as provided herein.

         In consideration of any and all loans or other extensions of credit which may be now or hereafter made from time to time by Secured Party to the Parent under the Third Restated Loan Agreement, as well as for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, Debtor and Secured Party do hereby agree as follows:

                               STATEMENT OF FACTS

         1. SECURITY INTEREST. (a) Debtor hereby grants to Secured Party a present and continuing security interest in and lien on all of the Collateral described in Sections l(b) and l(c) below to secure the payment and performance of all of the Obligations described in Section 2 below.

         (b) The term "Collateral" as used herein shall mean and include all now existing or hereafter arising rights, titles and interests of Debtor in, to or under the following types or items of property of Debtor, whether now owned or hereafter existing or hereafter created, acquired or arising and wheresoever located, and all cash and non-cash proceeds thereof:

         (i) ALL ACCOUNTS RECEIVABLE, ETC. - All accounts, contract rights, chattel paper, instruments, documents and general intangibles of Debtor, including without limitation all causes of action, corporate or other records, deposit accounts, patents, trademarks, service marks, trade names, copyrights, good will, customer lists, tax refund claims, computer programs, and software, and all claims under guaranties, letters of credit, security interests or other security held by or granted to Debtor to secure payment of any of its accounts, contract rights, chattel paper, instruments or general intangibles, and all rights to indemnification and all other intangible property of any kind (collectively, the "Accounts Receivable");

         (ii) ALL INVENTORY, ETC. - All of Debtor's inventory, including without limitation all goods intended for sale or lease by Debtor or for display or demonstration, all work in process, all raw materials, all finished goods, and all other materials and supplies of every nature and description used or intended for use in connection with the manufacture, printing, packing, shipping, advertising, selling, leasing or furnishing of such goods or otherwise used or consumed in Debtor's business and all documents evidencing and all warranty rights and other general intangibles relating to any of the foregoing (collectively, the "Inventory"); provided, however, that the inventory shall not include any human tissue; and

         (iii) ALL EQUIPMENT, ETC. - All machinery, apparatus, equipment, furniture, fixtures, leasehold improvements, motor vehicles and other tangible personal property (other than Inventory as defined above) of Debtor of every kind and description used in Debtor's operations or business or owned by Debtor or in which Debtor has an interest, and all parts, accessories and accessions thereto and substitutions and replacements therefor, and all documents evidencing and all warranty rights and other general intangibles of Debtor relating to any of the foregoing (collectively, the "Equipment").

         Notwithstanding anything herein to the contrary, the Collateral shall not include any of Debtor's Intellectual Property Rights (as defined in the Third Restated Loan Agreement) but the Collateral shall include the proceeds thereof.

         (c) Unless otherwise defined herein, all terms contained in this Agreement shall have the meanings provided for by the Uniform Commercial Code as in effect in the State of Georgia to the extent the same are used or defined therein. In addition, the term "proceeds" as used herein includes whatever is receivable or received when any Collateral or any proceeds thereof is sold, collected, exchanged or otherwise disposed of, whether such disposition is voluntary or involuntary, and also includes without limitation all rights to payment (including returned premiums) with respect to any insurance relating to such Collateral. In addition, all references herein to a particular type or item of Collateral shall be deemed to include all now existing or hereafter acquired books and records of Debtor relating to such Collateral (including, without limitation, all computer materials and records). The Collateral also includes in all cases all monies and other property of Debtor of any other kind which may be now or hereafter in the possession of or under the control of Secured Party and all deposit or other accounts of Debtor with Secured Party and all balances or other property now or hereafter held or on deposit therein.

         2. OBLIGATIONS SECURED. This Agreement and the security interest and lien granted hereunder to Secured Party secures all obligations which may be now or hereafter owing by Debtor to Secured Party under this Agreement as well as any and all indebtedness, obligations or other liabilities which may be now or hereafter owing by the Debtor to Secured Party under or on account of the Guaranty Agreement, dated of even date herewith, by Debtor in favor of Secured Party (the "Guaranty"), or under the Third Restated Loan Agreement or any of the other Financing Documents as defined therein, and including without limitation any interest which, but for the filing by or against Debtor of a petition in bankruptcy, would accrue on any of the foregoing indebtedness, obligations or liabilities. All of the foregoing indebtedness, obligations or other liabilities are herein collectively called the "Obligations".

         3.  REPRESENTATIONS  AND  WARRANTIES.   Debtor  hereby  represents  and
warrants to Secured Party that:

         (a) Debtor has full power and authority, and has completed all proceedings and obtained all approvals and consents necessary, to execute, deliver and perform this Agreement and the transactions contemplated hereby.

         (b) Such execution, delivery, and performance will not violate, or cause a default under or result in a lien (other than Secured Party's security interest and lien hereunder) upon any property of Debtor pursuant to, any applicable law, rule or regulation or any agreement, indenture, judgment, order, decree, or instrument binding upon or affecting Debtor or any of the Collateral.

         (c) This Agreement constitutes the legal, valid, and binding obligation of Debtor, enforceable against Debtor in accordance with its terms (except as such enforceability may be limited by bankruptcy, insolvency, or other similar laws affecting the enforcement of creditor's rights or by general equitable principles), and this Agreement grants to Secured Party a valid and enforceable security interest in or other lien on the Collateral.

         (d) Debtor's chief executive office and principal place of business are located at Debtor's address shown above.

         (e) Debtor has good and marketable title to the Collateral (or, in the case of any after-acquired Collateral, Debtor will have good and marketable title to the Collateral at the time Debtor acquires rights in such Collateral).

         (f) Except for the security interest and lien granted hereunder in favor of Secured Party, no person has (or, in the case of any after-acquired Collateral, at the time Debtor acquires rights therein, will have) any right, title, claim, or other interest (whether in the nature of a security interest, other lien or charge, or otherwise) in, against or to any Collateral or any interest therein.

         (g) All information heretofore, herein or hereafter supplied to Secured Party by or on behalf of Debtor with respect to any of the Collateral is or will be true and correct in all material respects at the time so supplied.

         (h) Debtor has delivered to Secured Party all instruments, documents, chattel paper, and other items of Collateral in which Secured Party's security interest or lien hereunder must be perfected by possession and the certificate of title with respect to each motor vehicle, if any, included in the Collateral, together with such additional writings, including, without limitation, duly executed blank and undated assignments and stock powers, with respect thereto as Secured Party shall request.

         All of the foregoing representations and warranties shall survive the execution, delivery and acceptance of this Agreement by Secured Party and Debtor and the closing of the transactions contemplated hereby.

         4. COVENANTS AND AGREEMENTS OF DEBTOR. Debtor hereby covenants and agrees with Lender as follows:

         (a) Debtor shall do all acts that may be necessary to maintain, preserve, and protect the Collateral.

         (b) Debtor shall not use or permit any Collateral to be used in violation of any applicable law, rule or regulation, or any provision of this Agreement or any other agreement with Secured Party related thereto, or any policy of insurance covering such Collateral.

         (c) Debtor shall pay promptly when due all taxes, assessments, charges, encumbrances and liens now or hereafter imposed upon or affecting any Collateral or Secured Party's security interest or other lien hereunder (including all property, excise, intangible, use, sales, stamp and other such taxes), except to the extent expressly permitted in the Third Restated Loan Agreement.

         (d) Debtor shall appear in and defend any action or proceeding that may adversely affect its title to or Secured Party's interests in the Collateral.

         (e) Except to the extent permitted in the Third Restated Loan Agreement, Debtor shall not sell, encumber, lease, rent or otherwise dispose of or transfer any Collateral or any right or interest therein and Debtor shall keep the Collateral free of all levies, security interests or other liens, charges or encumbrances.

         (f) Debtor shall comply in all material respects with all laws, rules and regulations (including those governing environmental matters) relating to the possession, operation, storage, maintenance, disposal, and control of the Collateral.

         (g) Debtor agrees that such care as Secured Party gives to the safekeeping of its own property of like kind shall constitute reasonable care of such Collateral when it may be in Secured Party's possession.

         (h) If and to the extent requested by Secured Party, Debtor shall account fully for and promptly deliver to Secured Party, in the form received, all documents, chattel paper, instruments, and agreements constituting Collateral hereunder and all proceeds of the Collateral received, all endorsed to Secured Party or in blank.

         (i) Debtor shall keep accurate, and complete records of the Collateral and shall provide Secured Party with such records and such other reports and information relating to the Collateral as Secured Party may request from time to time.

         (j) Debtor shall keep, procure, execute, and deliver from time to time any and all, indorsements, notifications, registrations, assignments, financing statements, fixture filings, certificate of title applications, and other writings deemed necessary or appropriate by Secured Party to perfect, maintain, and protect its security interest in or other lien on the Collateral hereunder and the priority thereof, and Debtor shall take such other actions as Secured Party may request to protect the value of the Collateral and of Secured Party's security interest in the Collateral, including, without limitation, obtaining such landlord waivers, mortgagee waivers and other assurances from third parties regarding Secured Party's access to and right to foreclose on or sell the Collateral and right to realize the practical benefits of such foreclosure or sale as Secured Party may request. Unless prohibited by applicable law, Debtor hereby authorizes Secured Party to execute and file any financing statement or fixture filing on Debtor's behalf, and the parties further agree that any carbon, photographic, or other reproduction of this Agreement shall be sufficient as a financing statement and may be filed in any appropriate office in lieu thereof.

         (k) Debtor shall reimburse Secured Party upon demand for all costs and expenses, including, without limitation, actual and reasonable attorney's fees and disbursements, Secured Party may now or hereafter incur while exercising or enforcing any right, power, or remedy provided to Secured Party by this Security Agreement or by law, all of which costs and expenses shall constitute part of the Obligations secured hereunder.

         (l) Debtor shall give Secured Party not less than thirty (30) days prior written notice of any change in Debtor's chief executive office or principal place of business or Debtor's legal name or trade name(s) or style(s) from that set forth in this Agreement.

         (m) Debtor shall keep its records concerning the Collateral at Debtor's address set forth above or at Debtor's other location(s) (if any) set forth on
Schedule 1 attached to this Agreement and shall not remove such records from such location(s) without the prior written consent of Secured Party.

         (n) Debtor shall keep all Collateral consisting of goods (other than Inventory in transit and mobile goods) at the address for Debtor set forth above or at Debtor's other locations (if any) set forth on Schedule 1 attached to this Agreement, and Debtor shall not, without the prior written approval of Secured Party, remove any Collateral therefrom except for sales of Inventory in the ordinary course of business and the disposition of obsolete or worn-out Equipment in accordance with this Agreement and except for the storage of goods at locations other than those shown above or on Schedule 1 attached hereto if
(i) Debtor gives Secured Party written notice of the new storage location at least thirty (30) days prior to storing such Collateral at such location, (ii) Secured Party's security interest in such Collateral hereunder is and continues to be duly perfected, (iii) all documents and other receipts in respect of any Collateral maintained at such premises are promptly delivered to Secured Party, and (iv) the owner (and, if requested by Secured Party, any mortgagee) of such premises agrees in writing with Secured Party not to assert any lien in respect of such Collateral and to permit Secured Party to have the right to enter upon and use such premises in order to inspect, store, process, assemble or remove the Collateral therefrom after the occurrence of an Event of Default.

         (o) Debtor shall furnish Secured Party with such information regarding the Collateral (and any account debtors thereunder) as Secured Party from time to time may request.

         (p) Debtor shall keep the Collateral in good condition and repair and shall not cause or permit any waste of any of the Collateral.

         (q) Debtor shall insure the Collateral, with Secured Party named as loss payee under all property coverages and as an additional insured under all liability coverages, in form and amount, with insurers, and against risks and liabilities which are satisfactory to Secured Party in all respects, and Debtor hereby assigns all such policies and all proceeds thereof (including returned premiums) to Secured Party, to secure the Obligations, agrees to deliver them to Secured Party at its request, and agrees that Secured Party may make any claim thereunder, cancel the insurance on default by Debtor, collect and receive payment and indorse any instrument in payment of loss or return premium or other refund or return, and apply such amounts received, at Secured Party's election, to replacement of the Collateral or to the Obligations. Debtor shall not use or permit the use of any of the Collateral in any manner which will render inapplicable or invalid any insurance coverage therefor. Debtor shall deliver the originals of all property insurance policies covering the Collateral to Secured Party together with loss payable endorsements thereon in form and substance satisfactory to Secured Party and in the name of Secured Party as loss payee thereunder. Each policy of insurance or each such endorsement shall contain a clause requiring the insurer to give not less than thirty (30) days prior written notice to Secured Party in the event of cancellation of the policy for nonpayment of premium and a clause to the effect that the interests of Secured Party thereunder shall not be impaired or invalidated by any act or neglect of Debtor nor by the occupation of the premises covered thereby for purposes more hazardous than are permitted by said policy.

         (r) Debtor agrees that all risk of loss of the Collateral shall at all times be and remain upon Debtor irrespective of whether such Collateral is then in Debtor's or Secured Party's possession.

         (s) Debtor agrees that any of the Collateral consisting of Equipment shall be and remain personal property and shall not, by reason of its attachment or other connection to any real property, either become or be deemed to be a fixture or appurtenance to such real property and shall at all times be deemed severable therefrom.

         (t) Debtor shall permit Secured Party (or any person designated by Secured Party) from time to time to inspect the Collateral and to inspect, audit and make copies of or extracts from all books and records maintained by or on behalf of Debtor pertaining to the Collateral (including computer records), all at such times and places as Secured Party may request from time to time.

     5. POWER OF ATTORNEY. Debtor hereby agrees that from time to time, without presentment, notice or demand, and without affecting or impairing in any way the rights of Secured Party with respect to the Collateral, the obligations of Debtor hereunder or the other Obligations, Secured Party may, but shall not be obligated to and shall incur no liability to Debtor or any third party for failing to, take any action which Debtor is obligated by this Agreement to take but which the Debtor fails to take, and Debtor also hereby appoints (which appointment is coupled with an interest and shall be irrevocable so long as this Agreement is in effect) Secured Party as its attorney-in-fact with full power and authority at any time to take any of the following actions during the existence of any Event of Default hereunder in either Debtor's or Secured Party's name (but Secured Party shall have no obligation to and shall incur no liability to Debtor or any third party for failing to exercise any such power or authority): (a) to collect by legal proceedings or otherwise and indorse, receive and receipt for all dividends, interest, payments, proceeds, and other sums and property now or hereafter payable on or on account of any of the Collateral; (b) to enter into any extension, reorganization, deposit, merger, consolidation, or other agreement pertaining to, or deposit, surrender, accept, hold or apply other property in exchange for, any of the Collateral; (c) to insure, process, and preserve any of the Collateral or to take any other action which Debtor is obligated by this Agreement to take; (d) to transfer any of the Collateral to its own or its nominee's name; (e) to make any compromise or settlement, and take any action it deems advisable, with respect to any of the Collateral; (f) to prepare, file and sign Debtor's name to any proof of claim in bankruptcy (or any similar document) against any account debtor on any of the Collateral; (g) to receive, open and dispose of Debtor's mail pertaining to anyof the Collateral consisting of Accounts Receivables and notify postal authorities to deliver such mail to such address as Secured Party may designate;
(h) to indorse Debtor's name upon any checks or other proceeds of any Collateral and deposit same to any account of Secured Party; (i) to indorse Debtor's name on any other document, instrument or other agreement relating to any of the Collateral; (j) to send verifications of Accounts Receivable to account debtors thereunder; (k) to use the information recorded on or contained in any data processing equipment, other computer hardware or any software relating to any Collateral; (l) to make, adjust or enforce claims under any insurance policy relating to any Collateral; (m) to do all other acts and things necessary, in Secured Party's judgment, to fulfill Debtor's obligations under this Agreement; and (n) to pay any and all taxes, assessments, charges, encumbrances or liens now or hereafter imposed upon or affecting any of the Collateral. The foregoing power of attorney may be exercised by Secured Party in its discretion, in its name or Debtor's name, and without prior notice to or demand upon Debtor. Debtor agrees to reimburse Secured Party on demand for any sums advanced or expenses incurred by Secured Party in exercising any of the foregoing rights and powers together with interest accruing thereon daily at the highest rate Debtor has contracted to pay on any of the Obligations. Debtor's reimbursement obligations under this Section shall constitute part of the Obligations secured hereunder.

         6. EVENTS OF DEFAULT. An event of default under this Agreement shall be deemed to exist upon the occurrence of any of the following event (each such event being herein called an "Event of Default"):

         (a) If any representation, or warranty of Debtor made in this Agreement proves to have been untrue, incorrect, misleading or incomplete in any material respect as of the date made or deemed made;

         (b) Failure of Debtor to perform, observe, discharge or comply with any of the covenants set forth in Section 4 (other than subsection (e), (k) or (l) thereof) of this Agreement, which failure is not cured within thirty (30) days of the giving by Secured Party to Debtor of written notice of same;

         (c) Failure of Debtor punctually and fully to perform, observe, discharge or comply with any of the other covenants set forth in this Agreement;

         (d) The occurrence of any other Event of Default under (and as such term is defined in) the Third Restated Loan Agreement.

         7. SECURED PARTY'S REMEDIES. Upon the occurrence and during the continuation of any one or more of the foregoing Events of Default, Secured Party may, at its option, and without notice to or demand on Debtor and in addition to all rights and remedies available to Secured Party under the Guaranty Agreement or the Third Restated Loan Agreement or any of the other Financing Documents, or at law, in equity, or otherwise, do any one or more of the following:

         (a) Secured Party may declare any or all of the Obligations to be immediately due and payable and foreclose or otherwise enforce Secured Party's security interest in or other lien hereunder on any or all of the Collateral in any manner permitted by law or provided for in this Agreement.

         (b) Secured Party may recover from Debtor all costs and expenses, including, without limitation, actual and reasonable attorney's fees, incurred or paid by Secured Party in exercising or enforcing any right, power, or remedy with respect to any or all of the Collateral provided to it by this Agreement or by applicable law. Notwithstanding anything herein to the contrary, the Debtor's liability under this Agreement for the Secured Party's attorney's fees shall not exceed the attorney's fees actually incurred by the Secured Party.

         (c) Secured Party may require Debtor to assemble any or all of the Collateral and make it available to Secured Party at such place or places as may be designated by Secured Party.

         (d) Secured Party may enter onto any property where any Collateral is located and take possession thereof with or without judicial process.

         (e) Prior to Lender's disposition of any Collateral, Secured Party may store, process, complete, repair or recondition it or otherwise prepare it for disposition in any manner and to the extent Secured Party deems appropriate (but Secured Party shall not be obligated to do so).

         (f) Secured Party may transfer any of the Collateral into its name, notify any account debtor under or other person obligated on any Collateral to make payments thereunder directly to Secured Party, and otherwise collect or enforce payment of any of the Collateral (but Secured Party shall have no obligation to do any of the foregoing).

         (g) Secured Party may sell or otherwise dispose of any of the Collateral at one or more public or private sales at Debtor's or Secured Party's place of business or any other place or places, including without limitation at any brokers board or security exchange, in lots or in bulk, for cash or on credit, all as Secured Party, in its discretion, may deem advisable. Debtor agrees that seven (7) days' prior written notice from Secured Party to Debtor of any public sale of any Collateral or the date after which any private sale of any Collateral will be held shall constitute reasonable notice thereof and such sale may be held at such locations as Secured Party may designate in each said notice. Secured Party shall have the right to conduct any such sale on Debtor's premises, without any charge therefor, and any such sales may be adjourned from time to time in accordance with applicable law. Secured Party may purchase all or any part of the Collateral at any public sale or, if permitted by law, any private sale and, in lieu of actual payment of such purchase price, Secured Party may set-off the amount of such price against the Obligations.

         (h) Secured Party is hereby granted by Debtor a license or other right to use during the term of this Agreement, without charge, any or all of Debtor's labels, patents, software, copyrights, trade secrets, trade names, trademarks and advertising materials, or any other property of any similar nature, as it pertains to any of the Collateral, in advertising for sale and selling any Collateral or in completing Debtor's performance under or collecting any sums owing in respect of any Collateral, and Debtor's rights under all licenses and all franchise agreements relating to any of the Collateral shall inure to Secured Party's benefit to the extent of Secured Party's rights, titles and interests in or to the Collateral under this Agreement.

         (i) Secured Party also may, without prior notice or demand of any kind, hold and set-off against such of the Obligations (whether matured or unmatured) as Secured Party may elect any balance of amount to the credit of Debtor in any deposit, agency, reserve, holdback or other account of any nature whatsoever which may be now or hereafter maintained by or on behalf of Debtor with Secured Party in any of its offices, regardless of whether any such account is general or special and regardless of whether any such account is individual or joint.

         8. APPLICATION OF PROCEEDS. (a) All monies and other proceeds received by Secured Party upon any collection, sale or other disposition of any Collateral, together with all other monies and other proceeds received by Secured Party hereunder, shall be applied as follows:

                        First,  to the  payment  of  the  reasonable  costs  and
                   expenses of such sale, collection or other disposition which may have been incurred by Secured Party, including without limitation actual and reasonable attorney's fees as provided in Section 7(b) above and all other reasonable expenses, liabilities and advances made or incurred by Secured Party in connection therewith;

                        Second, to the payment of all other Obligations then due
                   in such order as Secured Party may elect; and

                        Third,  after  payment in full of all  Obligations  then
                   due, any surplus then remaining from such proceeds shall be paid to Debtor; and

         (b) Debtor shall remain liable to Secured Party for any deficiency owing on the Obligations after the application of the proceeds of the Collateral as provided above.

         9. INDEMNITY. Debtor hereby agrees to indemnity Secured Party and hold Secured Party harmless from and against any claim, liability, loss, damage, expense, suit, action or proceeding which may now or hereafter be suffered or incurred by Secured Party as a result of Debtor's failure to observe, perform or discharge Debtor's duties or obligations hereunder or Secured Party's holding or administering this Agreement or any Collateral unless with respect to any of the above Secured Party is finally determined to have acted with gross negligence or to have engaged in willful misconduct. Without limiting the generality of the foregoing, this indemnity shall extend to any claims asserted against Secured Party by any person under any environmental, occupational safety and hazard, or other similar laws, rules or regulations by reason of Debtor's or any other person's failure to comply with any such laws, rules or regulations. The indemnity obligations of Debtor under this Section shall constitute a part of the Obligations secured hereunder and shall survive the termination of this Agreement.

         10. MISCELLANEOUS. (a) Any waiver, forbearance or failure or delay by Secured Party in exercising any of its rights, powers, or remedies hereunder shall not preclude the further exercise thereof, and every right, power, or remedy of Secured Party hereunder shall continue in full force and effect until such right, power or remedy is specifically waived in a writing executed by Secured Party. Debtor waives any right to require Secured Party to proceed against any person or to exhaust any Collateral or to pursue any remedy in Secured Party's power.

         (b) This Agreement may be executed in any number of several counterparts, each of which when so executed shall be deemed to be an original and all of which counterparts taken together shall constitute one and the same instrument.

         (c) This Agreement contains the entire agreement between Secured Party and Debtor with respect to the Collateral and supersedes and replaces the Prior Security Agreement as well as any and all other prior agreements, commitments, understandings, negotiations or correspondence between them with respect thereto. If any provision of this Agreement shall be held invalid or prohibited under applicable law, this Agreement shall be invalid or ineffective only to the extent of such invalidity or prohibition, without invalidating the remainder of this Agreement.

         (d) The rights, powers, and remedies of Secured Party under this Agreement shall be in addition to all other rights, powers, or remedies given to Secured Party by applicable law or by any other agreement, all of which rights, powers and remedies shall be cumulative and may be exercise successively or concurrently without impairing Secured Party's security interest in or other lien on any of the Collateral.

         (e) All singular terms used herein shall include the plural and vice versa. All pronouns used herein shall be deemed to cover all genders. All headings used herein are for convenience of reference only and shall not constitute a substantive part of this Agreement.

         (f) This Agreement may not be amended or modified except by a writing signed by each of the parties hereto.

         (g) Except as may be otherwise expressly provided herein, all notices, requests and demands to or upon any party hereto shall be given in accordance with the notice provisions of the Third Restated Loan Agreement.

         (h) All rights of Secured Party under this Agreement shall inure to the benefit of its successors and assigns, and all obligations of Debtor hereunder shall bind its successors, and assigns.

         (i) This Agreement and all security interests and other liens granted or conveyed hereunder shall remain in full force and effect and shall be irrevocable until such time as (x) no Obligations are outstanding and (y) the Third Restated Loan Agreement is no longer in effect. Debtor hereby waives any right Debtor may have upon payment in full of the Obligations to require Secured Party to terminate its security interest in the Collateral or any financing statement relating thereto until this Agreement is terminated in accordance with the foregoing terms.

         (j) This Agreement shall be construed in accordance with and governed by the laws of the State of Georgia without giving effect to its choice of law rules.

         (k) Time is of the essence of this Agreement.

         IN WITNESS WHEREOF, Debtor and Secured Party have executed and delivered this Agreement, and Debtor has affixed its seal hereto, as of the day and year first above set forth.

                                    DEBTOR:




                                    By:__________________________________
                                    Title:_______________________________


                                          (CORPORATE SEAL)



                                     SECURED PARTY:

                                     NATIONSBANK, N.A. (SOUTH)


                                     By:_________________________________
                                     Title:______________________________

                                  SCHEDULE 1 TO
                               SECURITY AGREEMENT
                           DATED ______________, _____
                 BETWEEN ___________________________, AS DEBTOR,
                 AND NATIONSBANK, N.A. (SOUTH), AS SECURED PARTY


Additional Locations for Debtor:







                                              ---------------------------------
                                              DEBTOR'S INITIALS:


                                              ---------------------------------
                                              SECURED PARTY'S INITIALS:


                                              ---------------------------------

                                    EXHIBIT F

                                   CERTIFICATE
                                       OF
                                 CRYOLIFE, INC.


          The undersigned officers of CRYOLIFE, INC. (the "Borrower"), a Florida corporation, hereby certify and covenant in their representative capacities on behalf of the Borrower as follows:

            1. The Borrower is a corporation duly organized, validly existing and in good standing under the laws of the State of Florida, with all requisite corporate power and authority to own, operate and lease its properties and to carry on its business, and is duly qualified to do business in every jurisdiction in which the property owned, leased or operated by it or the nature of the business conducted by it makes such qualification necessary.

         2. Attached hereto as Exhibit 1 is a true and correct copy of resolutions of the Directors of the Borrower which were duly adopted as of August ___, 1996 (the "Resolutions"). Signed originals of the Resolutions appear in the minute book of the Borrower. The Resolutions were adopted in accordance with law and in accordance with the by-laws of the Borrower. A true and correct copy of the Borrower's By-Laws, as in effect on the date hereof, is attached hereto as Exhibit 2. The Resolutions are in full force and effect and have not been amended, altered or repealed as of the date hereof.

         3. The Borrower has duly authorized, executed and delivered, and approved by all necessary corporate action, the following documents (hereinafter collectively referred to as the "Financing Documents") pursuant to, and in full compliance with, authority granted by the Directors of the Borrower in the
Resolutions:

Document                                              Date                      Other Party

Third Amended and Restated Loan Agreement (the        Date hereof               NationsBank, N.A. (South) (the
"Loan Agreement")                                                               "Lender")
---------------                                                                 -------

$10,000,000 Promissory Note                           Date hereof               Lender

Amended and Restated Security Agreement               Date hereof               Lender

Stock Pledge Agreement                                Date hereof               Lender

The Borrower hereby acknowledges receipt of an executed counterpart or photocopy (as executed) of each of the Financing Documents.

         4. The Borrower has the corporate power to execute the Financing Documents and to perform the obligations required to be performed by the Borrower under the terms of the Financing Documents.

         5. As of the date hereof, and after giving effect to the execution and delivery of the Financing Documents, each of the representations and warranties of the Borrower in the Financing Documents is true and correct in all material respects and no Default or Event of Default (as such terms are defined in the Financing Documents) has occurred and is continuing.

         6. The seal affixed to this certificate and the Financing Documents is the legally adopted, proper and only official corporate seal of the Borrower.

         7. The Borrower's chief executive office and principal place of business (within the meaning of Official Code of Georgia Annotated Section 11-9-401(1)(b)) is located in Cobb County, Georgia and its principal executive office (within the meaning of Section 6323(f) of the Internal Revenue Code of 1954, as amended) is located in Cobb County, Georgia.

         8. Borrower's federal taxpayer identification number is 59-2417093.

         IN WITNESS WHEREOF, the undersigned have hereunto set their signatures as of this 30th day of August, 1996.



                           _________________________________________________
                           Steven G. Anderson, President and Chief
                           Executive Officer of CryoLife, Inc.



                           _________________________________________________
                           Edwin B. Cordell, Jr., Vice President and
                           Chief Financial Officer of CryoLife, Inc.

                                    EXHIBIT 1

                                BOARD RESOLUTIONS
                                       OF
                                 CRYOLIFE, INC.
                               (THE "CORPORATION")

         WHEREAS, the Corporation desires to continue to borrow money and obtain other financial accommodations from time to time from NationsBank, N.A. (South), successor by merger to Bank South, a Georgia banking corporation formerly known as Bank South, N.A. (the "Lender"), pursuant to the terms of a Third Amended and Restated Loan Agreement substantially in the form presented to the Corporation's directors and to be entered into between the Corporation and the Lender (the "Third Restated Loan Agreement"); and

         WHEREAS, the Corporation's indebtedness to the Lender for any and all loans made by the Lender to the Corporation under the Third Restated Loan Agreement will be evidenced by a promissory note to be executed by the Corporation in favor of the Lender substantially in the form of Exhibit A attached to the Third Restated Loan Agreement (the "Note"); and

         WHEREAS, the Corporation's indebtedness to the Lender for the loans made under the Third Restated Loan Agreement will be secured by all or substantially all of the Corporation's property pursuant to an Amended and Restated Security Agreement to be executed by the Corporation in favor of the Lender substantially in the form of Exhibit B attached to the Third Restated Loan Agreement (the "Restated Security Agreement"); and

         WHEREAS, the Corporation's indebtedness to the Lender for the loans made under the Third Restated Loan Agreement will also be secured by a pledge of all of the capital stock of CryoLife International, Inc., a subsidiary of the Corporation, pursuant to a Stock Pledge and Security Agreement to be executed by the Corporation in favor of the Lender substantially in the form of Exhibit C-1 attached to the Third Restated Loan Agreement (the "Stock Pledge Agreement"); and

         WHEREAS, the Board of Directors of the Corporation deems it to be in the best interest of the Corporation and its shareholders that the Corporation enter into the Third Restated Loan Agreement, the Note, the Restated Security
Agreement and the Stock Pledge Agreement (collectively, the "Financing Documents");

         NOW, THEREFORE, BE IT RESOLVED that the Financing Documents, together with all transactions contemplated thereby, are hereby approved in their entirety; and

         FURTHER RESOLVED, that the president or any vice president of the Corporation are each hereby severally authorized and directed to execute and deliver on behalf of the Corporation the Financing Documents, all in substantially the same forms as were presented to the Corporation's directors, but with such changes thereto as the president or any vice president shall deem to be in the best interest of the Corporation; and

         FURTHER RESOLVED, each of the aforesaid officers of the Corporation are hereby severally authorized and directed to do or to cause to be done all such other acts and things on behalf of the Corporation (including the execution and delivery of such other documents, security agreements, collateral assignments, subordination agreements, other instruments, financing statements, stock powers or transfers, certificates and agreements) as any such officer may deem necessary or desirable in order to carry out and effectuate fully the purposes of the foregoing resolutions.

                                    EXHIBIT G

                                   CERTIFICATE
                                       OF
                          CRYOLIFE INTERNATIONAL, INC.


         The  undersigned   officers  of  CRYOLIFE   INTERNATIONAL,   INC.  (the
"Guarantor"), a Florida corporation, hereby certify and covenant in their representative capacities on behalf of the Guarantor as follows:

         1. The Guarantor is a corporation duly organized, validly existing and in good standing under the laws of the State of Florida, with all requisite corporate power and authority to own, operate and lease its properties and to carry on its business, and is duly qualified to do business in every jurisdiction in which the property owned, leased or operated by it or the nature of the business conducted by it makes such qualification necessary.

         2. Attached hereto as Exhibit 1 is a true and correct copy of resolutions of the Directors of the Guarantor which were duly adopted as of August ____, 1996 (the "Resolutions"). Signed originals of the Resolutions appear in the minute book of the Guarantor. The Resolutions were adopted in accordance with law and in accordance with the by-laws of the Guarantor. A true and correct copy of the Guarantor's By-Laws, as in effect on the date hereof, is attached hereto as Exhibit 2. The Resolutions are in full force and effect and have not been amended, altered or repealed as of the date hereof.

         3. The Guarantor has duly authorized, executed and delivered, and approved by all necessary corporate action, the following documents (hereinafter collectively referred to as the "Financing Documents") pursuant to, and in full compliance with, authority granted by the Directors of the Guarantor in the
Resolutions:

Document                      Date                      Other Party

Guaranty Agreement       Date hereof    NationsBank, N.A. (South) (the "Lender")


Security Agreement       Date hereof    Lender

The Guarantor hereby acknowledges receipt of an executed counterpart or photocopy (as executed) of each of the Financing Documents.

         4. The Guarantor has the corporate power to execute the Financing Documents and to perform the obligations required to be performed by the Guarantor under the terms of the Financing Documents.

         5. As of the date hereof, and after giving effect to the execution and delivery of the Financing Documents, each of the representations and warranties of the Guarantor in the Financing Documents is true and correct in all material respects and no Default or Event of Default (as such terms are defined in the Financing Documents) has occurred and is continuing.

         6. The seal affixed to this certificate and the Financing Documents is the legally adopted, proper and only official corporate seal of the Guarantor.

         7. The Guarantor's chief executive office and principal place of business (within the meaning of Official Code of Georgia Annotated Section 11-9-401(1)(b)) is located in Cobb County, Georgia and its principal executive office (within the meaning of Section 6323(f) of the Internal Revenue Code of 1954, as amended) is located in Cobb County, Georgia.

         8. Guarantor's federal taxpayer identification number is 58-2053258.

         IN WITNESS WHEREOF, the undersigned have hereunto set their signatures as of this 30th day of August, 1996.



                                  __________________________________________
                                  Steven G. Anderson, President of
                                  CryoLife International, Inc.

                                    EXHIBIT 1

                                BOARD RESOLUTIONS
                                       OF
                          CRYOLIFE INTERNATIONAL, INC.
                               (THE "CORPORATION")

         WHEREAS, CryoLife, Inc. (the "Parent"), the parent company of the Corporation, desires to continue to borrow money and obtain other financial accommodations from time to time from NationsBank, N.A. (South), successor by merger to Bank South, a Georgia banking corporation formerly known as Bank South, N.A. (the "Lender"), pursuant to the terms of a Third Amended and Restated Loan Agreement substantially in the form presented to the Corporation's directors and to be entered into between the Parent and the Lender (the "Third Restated Loan Agreement"); and

         WHEREAS, it is a condition precedent to such loans that the Corporation guarantee the obligations of the Parent to the Lender, pursuant to a Guaranty Agreement to be executed by the Corporation in favor of Lender substantially in the form attached as Exhibit D to the Third Restated Loan Agreement (the "Guaranty"); and

         WHEREAS, the Corporation's obligations to the Lender under the Guaranty will be secured by all or substantially all of the Corporation's property pursuant to a Security Agreement to be executed by the Corporation in favor of the Lender substantially in the form of Exhibit E attached to the Third Restated Loan Agreement (the "Security Agreement"); and

         WHEREAS, the Board of Directors of the Corporation deems it to be in the best interest of the Corporation and its shareholders that the Corporation enter into the Guaranty and the Security Agreement (collectively, the "Financing Documents");

         NOW, THEREFORE, BE IT RESOLVED that the Financing Documents, together with all transactions contemplated thereby, are hereby approved in their entirety; and

         FURTHER RESOLVED, that the president or any vice president of the Corporation are each hereby severally authorized and directed to execute and deliver on behalf of the Corporation the Financing Documents, all in substantially the same forms as were presented to the Corporation's directors, but with such changes thereto as the president or any vice president shall deem to be in the best interest of the Corporation; and

         FURTHER RESOLVED, each of the aforesaid officers of the Corporation are hereby severally authorized and directed to do or to cause to be done all such other acts and things on behalf of the Corporation (including the execution and delivery of such other documents, security agreements, collateral assignments, subordination agreements, other instruments, financing statements, stock powers or transfers, certificates and agreements) as any such officer may deem necessary or desirable in order to carry out and effectuate fully the purposes of the foregoing resolutions.

                                    EXHIBIT H


                                 August 30, 1996


NationsBank, N.A. (South)
600 Peachtree Street, N.E.
Atlanta, Georgia  30308

Gentlemen:

         We have served as counsel for CryoLife, Inc., a Florida corporation (the "Borrower"), and for CryoLife International, Inc., a Florida corporation (the "Guarantor"), in connection with the loan transactions of even date which arise under the Third Amended and Restated Loan and Security Agreement, dated as of August 30, 1996, between the Borrower and the Lender (the "Loan Agreement"). This opinion letter is delivered pursuant to Section 605 of the Loan Agreement. Capitalized terms used and not otherwise defined herein are used herein with the meanings ascribed to them in the Loan Agreement and in the Interpretative Standards (as defined below); provided, however, that in the event of any conflict in the definitions contained in the Loan Agreement (on the one hand) and in the Interpretative Standards (on the other hand), the definitions in the Loan Agreement shall control.

         This opinion letter is limited by, and is in accordance with, the January 1, 1992 edition of the Interpretative Standards applicable to Legal Opinions to Third Parties in Corporate Transactions adopted by the Legal Opinion Committee of the Corporate and Banking Law Section of the State Bar of Georgia (the "Interpretative Standards"), which Interpretative Standards are incorporated in this opinion letter by this reference.

         In connection with this representation, we have examined fully executed counterparts of the following documents (items (a) through (f) below are hereinafter referred collectively as the "Credit Documents"):

               (a) The Loan Agreement;

               (b) The Note;

               (c) The Security Agreement;

               (d) The Stock Pledge Agreement;

               (e) The Subsidiary Guaranty executed by the Guarantor;

               (f) The Subsidiary Security Agreement executed by the Guarantor;

               (g) Acknowledgement copies of the financing statements on Form UCC-1 (the "Financing Statements") under the Uniform Commercial Code (the "UCC") as in effect in the State of Georgia (the "State"), naming the Borrower and the Guarantor, respectively, as debtors, and the Lender, as secured party, and filed on ____________, 1996, in the Office of the Clerk of the Superior Court of Cobb County, Georgia (the "Filing Office");

               (h) Reports of examinations (the "Search Reports"), dated August ___, 1996, and conducted under the Borrower's and the Guarantor's name by Equifax Business Information Services (which is an independent contractor and is not affiliated with or supervised by our firm) in the federal and state tax lien, judgment lien and UCC financing statement records of the Filing Office; and

               (i) The other documents and material written agreements listed on
         Schedule I attached hereto.

         In the capacity described above, we have also considered such matters of law and of fact, together with such other records and documents of the Borrower and the Guarantor, certificates of officers or other representatives of the Borrower and the Guarantor, certificates of public officials, and such other documents as we have deemed appropriate for the opinions and confirmations herein set forth.

         With your permission in rendering the opinions and confirmations set forth herein, we have assumed the following, in addition to the assumptions set forth in the Interpretative Standards, without any investigation or inquiry on our part:

         (i) The due authorization, execution and delivery of all Credit Documents by all parties thereto (other than the Borrower and the Guarantor);

         (ii) That the Credit Documents constitute the binding obligations of the parties thereto (other than the Borrower and the Guarantor) and that each party thereto (other than the Borrower and the Guarantor) has all requisite power and authority to perform its respective obligations thereunder;

         (iii) That the only interest, fees and other charges contracted for or to be reserved, charged, taken or paid in connection with the Transaction are those set forth in the Credit Documents and that all such interest, fees and charges will be reserved, charged, taken and applied by Lender solely as described in the Credit Documents, and that no interest shall be reserved, charged, taken or paid under the Credit Documents on unpaid interest and that under no circumstances shall the rate of interest paid or payable under the Credit Documents (including any fees, charges, premiums or similar amounts which may be characterized as interest) exceed 5.0% per month (whether due to prepayment, acceleration or otherwise);

         (iv) The Borrower has, prior to or concurrently with its execution and delivery of the Security Agreement, rights in and the unrestricted right to convey the Collateral covered thereby, including that portion of such Collateral which constitutes property of a type (x) in which a security interest may be granted and perfected under the provisions of Article 9 of the UCC and (y) as to which the federal laws of the United States have not preempted the UCC with respect to the validity, enforceability, perfection or priority of security interests therein (such portion of such Collateral being hereinafter collectively referred to as the "Borrower UCC Collateral");

         (v) The Guarantor has, prior to or concurrently with its execution and delivery of the Subsidiary Security Agreement, rights in and the unrestricted right to convey the Collateral covered thereby, including that portion of such Collateral which constitutes property of a type (x) in which a security interest may be granted and perfected under the provisions of Article 9 of the UCC and (y) as to which the federal laws of the United States have not preempted the UCC with respect to the validity, enforceability, perfection or priority of security interests therein (such portion of such Collateral being hereinafter collectively referred to as the "Guarantor UCC Collateral"; the Borrower UCC Collateral and the Guarantor UCC Collateral being hereinafter collectively referred to as the "UCC Collateral");

         (vi) The principal place of business and chief executive office of the Borrower and the Guarantor are located in the State;

         (vii) All of the UCC Collateral of the Borrower and the Guarantor is situated or located within the State other than that which is in transit to or from such a location or is mobile equipment;

         (viii) The Search Reports are accurate and complete; and

         (ix) The Financing Statements give (i) the correct federal taxpayer identification number for the debtor named thereon and (ii) a correct address of the secured party named thereon from which information concerning the security interest to be perfected thereby may be obtained.

         The opinions set forth herein are limited to the laws of the State, the general corporation laws of the State of Florida and any applicable federal laws of the United States.

         Based upon the foregoing, and subject to the other exceptions, assumptions and qualifications set forth or incorporated herein by reference, it is our opinion that:

         1. The Borrower was duly organized as a corporation, and is existing and in good standing, under the laws of the State of Florida.

         2. The Borrower has the corporate power to execute and deliver the Credit Documents to which Borrower is a party, to perform its obligations thereunder, to own and use its Assets and to conduct its business.

         3. The Borrower has duly authorized the execution and delivery of the Credit Documents to which Borrower is a party and all performance by the Borrower thereunder.

         4. The Borrower has duly executed and delivered the Credit Documents to which it is a party.

         5. The execution and delivery by the Borrower of the Credit Documents to which Borrower is a party do not, and if the Borrower were now to perform its obligations thereunder such performance would not, result in any:

         (i) violation of the Certificate of Incorporation or By-Laws of the Borrower;

         (ii) violation of any existing federal or State constitution, statute, regulation, rule, order or law to which the Borrower or its Assets are subject;

         (iii) breach of or default under any material written agreements;

         (iv) creation or imposition of any contractual lien or security interest in, on or against the Borrower's Assets under any material written agreements (except as contemplated by the Credit Documents); or

         (v)   violation  of  any  judicial  or  administrative   decree,  writ,
               judgment or order to which, to our knowledge, the Borrower or its Assets are subject.

         With your permission, we have assumed that the term "material written agreements" used in clauses (iii) and (iv) above includes only those agreements listed as such on Schedule I attached hereto.

         6. The Guarantor was duly organized as a corporation, and is existing and in good standing, under the laws of the State of Florida.

         7. The Guarantor has the corporate power to execute and deliver the Credit Documents to which Guarantor is a party, to perform its obligations thereunder, to own and use its Assets and to conduct its business.

         8. The Guarantor has duly authorized the execution and delivery of the Credit Documents to which Guarantor is a party and all performance by the Guarantor thereunder.

         9. The Guarantor has duly executed and delivered the Credit Documents to which it is a party.

         10. The execution and delivery by the Guarantor of the Credit Documents to which Guarantor is a party do not, and if the Guarantor were now to perform its obligations thereunder such performance would not, result in any:

         (i) violation of the Certificate of Incorporation or By-Laws of the Guarantor;

         (ii) violation of any existing federal or State constitution, statute, regulation, rule, order or law to which the Guarantor or its Assets are subject;

         (iii) breach of or default under any material written agreements;

         (iv) creation or imposition of any contractual lien or security interest in, on or against the Guarantor's Assets under any material written agreements (except as contemplated by the Credit Documents); or

         (v)   violation  of  any  judicial  or  administrative   decree,  writ,
               judgment or order to which, to our knowledge, the Guarantor or its Assets are subject.

         With your permission, we have assumed that the term "material written agreements" used in clauses (iii) and (iv) above includes only those agreements listed as such on Schedule I attached hereto.

         11. No consent, approval, authorization or other action by, or notice to or filing with, any court or administrative or governmental body of the United States or the State is required in connection with the execution and delivery by the Borrower or the Guarantor of the Credit Documents or the incurrence by the Borrower or the Guarantor of their respective obligations thereunder, except such consents, approvals, authorizations, registrations or filings as have been made or obtained and are in full force and effect.

         12. Each Credit Document executed by the Borrower or the Guarantor is enforceable against it.

         13. While the laws of the State relating to matters of interest and usury are not without ambiguities, and assuming that the Borrower is not required or deemed to pay any interest or other charges for the use of money in connection with the Transactions in excess of 5% per month, a court applying the laws of the State should conclude that the Credit Documents are in compliance with the State's interest and usury laws; provided, however, that we express no opinion herein as to any provision of any Credit Document (if any) that may be construed to require or permit interest to be charged or paid on unpaid interest except to the extent permitted under Official Code of Georgia Annotated ("O.C.G.A.") Section 7-4-17.

         14. None of the Loans contemplated by the Loan Agreement, including without limitation the use of the proceeds thereof, will violate or result in a violation of Regulation G, T, U or X of the Board of Governors of the Federal Reserve System.

         15. (a) Each of the Security Agreement and the Subsidiary Security Agreement is effective to create a security interest in the UCC Collateral covered thereby;

         (b) The Financing Statements are in appropriate form for filing in the State and no taxes or fees, other than normal filing fees, are required to be paid in connection with such filing, and the filing of the Financing Statements is effective to perfect the security interest to be created by the Security Agreement and the Subsidiary Security Agreement, respectively, in that portion of the UCC Collateral in which a security interest may be perfected by the filing of a UCC financing statement in the State (the "Security Interest");

         (c) Based solely on the Search Reports, for which we take no responsibility, and assuming that no additional filings have been made since the effective time thereof, the Security Interest has the priority accorded to a UCC security interest perfected by the filing of a UCC financing statement in the Filing Office; and

         (d) The opinions expressed in paragraphs 15(a), (b) and (c) above are subject to the following additional exceptions and qualifications:

         (i) The effect of bankruptcy, insolvency, reorganization, moratorium and other similar laws affecting the rights of creditors, including the U.S. Bankruptcy Code in its entirety and State laws regarding fraudulent transfers, obligations and conveyances or regarding receiverships;

         (ii) In the case of proceeds, as such term is defined in the UCC, continuation of the perfection of the Security Interest therein is limited to the degree set forth in O.C.G.A. Section 11-9-306;

         (iii) Continuation statements relating to the Financing Statements must be filed within six (6) months prior to the expiration of five
               (5) years from the date of filing thereof and within the same period prior to each succeeding fifth (5th) anniversary of such filing date;

         (iv) Additional filings may be necessary with respect to the UCC Collateral if the Borrower or the Guarantor changes its name, identity or corporate structure or the jurisdiction in which the UCC Collateral is located or in the event the Borrower or the Guarantor changes the location of its principal place of business or chief executive office;

         (v) It may not be possible to create or perfect any security interest in any of the UCC Collateral consisting of accounts or general intangibles arising under service agreements, or the proceeds thereof, that are subject to an agreement that is or purports to be non-assignable or that may not be assigned under applicable law; and

         (vi) We express no opinion herein with respect to the perfection or priority of the Security Interest in any portion of the UCC Collateral which may constitute a fixture (as such term is defined in the UCC).

         Based upon the foregoing, and subject to the other exceptions, assumptions and qualifications set forth or incorporated by reference herein, we hereby confirm to you that:

         A. To our knowledge, no litigation or other proceedings against the Borrower or the Guarantor or any of their respective Assets is pending or overtly threatened by a written communication to the Borrower or the Guarantor.

         B. The Borrower and the Guarantor are each qualified to transact business as a foreign corporation in the States of Georgia. The foregoing statement is based solely upon certificates provided by an agency of that state as described on Schedule I attached hereto, copies of which have been delivered to you at the closing of the Transaction, and is limited to the meaning ascribed to such certificate by the applicable state agency.

         This opinion letter has been delivered solely for the benefit of the addressees pursuant to the Loan Agreement and may not be relied upon by any other person or entity or for any other purpose without the express written permission of the undersigned.

                              Very truly yours,

                              ARNALL GOLDEN & GREGORY



                              By:________________________________
                                 _____________________, a partner

                                   SCHEDULE 1

                            OTHER DOCUMENTS REVIEWED


1. Copies of the Certificates of Incorporation of Borrower and Guarantor as certified on August __, 1996 by the Office of the Secretary of State of Florida;

2. Good standing certificates (or equivalent) for Borrower and Guarantor as issued on August __, 1996 by the Office of the Secretary of State of Florida;

3. Good standing certificates (or equivalent) for Borrower and Guarantor as issued on August __, 1996 by the Office of the Secretary of State of Georgia; and

4. Certificates of Borrower and Guarantor, each dated as of August 30, 1996, executed and delivered by Borrower and Guarantor, respectively, pursuant to
     Section 605 of the Loan Agreement and to which are attached certified copies of Borrower's and Guarantor's by-laws and authorizing board resolutions.


                           MATERIAL WRITTEN AGREEMENTS

1.

                                    EXHIBIT I

                               WAIVER AND CONSENT


         THIS WAIVER AND CONSENT is made as of this _____ day of August, 1996, by the undersigned in favor of NATIONSBANK, N.A. (SOUTH), a national banking association having offices at 600 Peachtree Street, N.E., Atlanta, Georgia 30308 (the "Lender").

                               STATEMENT OF FACTS

         The undersigned is the lessor of the real property and related improvements and fixtures located at _______________________________________
hereinafter collectively called the "Real Property". The Lender and CRYOLIFE, INC. and/or its subsidiary CRYOLIFE INTERNATIONAL, INC., hereinafter collectively called "Debtor", the lessee of the Real Property, may now or hereafter enter into one or more security agreements under which the Lender may be granted a security interest in some or all of the Debtor's now owned or hereafter acquired accounts, contract rights, general intangibles, documents, instruments, inventory, equipment, machinery, furniture, fixtures and leasehold improvements and all proceeds of any or all of the foregoing as well as all books and records (including without limitation computer and accounting records) of the Debtor pertaining to any or all of the foregoing, hereinafter collectively called the "Personal Property". Some or all of the Personal Property will be placed, stored or otherwise located on the Real Property.

         NOW, THEREFORE, for and in consideration of the foregoing premises, $5.00 in hand paid by the Lender to the undersigned, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the undersigned does hereby consent and agree in favor of Lender as follows:

                               STATEMENT OF TERMS

         1. The undersigned consents to and acquiesces in the Debtor's grant of a security interest in the Personal Property in favor of the Lender.

         2. The undersigned hereby waives, relinquishes and releases any right, privilege or power which the undersigned now has, or may hereafter have, under or by virtue of any law or any agreement, instrument or other document, to claim or assert any right, title or interest in or to the Personal Property, including without limitation any right, privilege or power to levy or distrain upon the Personal Property for rent, in arrears, in advance or both.

         3. The Lender may exercise any rights, privileges, options or powers which it may have with respect to the Personal Property without regard to the undersigned's right, title or interest in and to the Real Property, including, without limitation, any right, privilege or option which the Lender may have to enter upon the Real Property and inspect, or to take possession of and remove, the Personal Property, or any part thereof, pursuant to the terms and conditions of any agreement between Debtor and the Lender or pursuant to any applicable law; provided, that Lender shall reimburse the undersigned for the reasonable costs of repairing any actual physical damage to the Real Property caused by Lender in removing the Personal Property (but Lender shall not be liable for any other diminution in the value of the Real Property resulting from the removal of any of the Personal Property therefrom).

         4. If the Lender elects to take possession of all or any part of the Personal Property pursuant to the terms of any agreement between Debtor and the Lender or pursuant to any applicable law, the Lender shall have access to the Real Property for the purposes of inspecting, preserving or removing the Personal Property and the Lender may, in its discretion and without liability to the undersigned except as expressly provided below, leave all or any part of the Personal Property on the Real Property for a period of not more than ninety (90) days after the Lender takes such possession; provided, that Lender shall pay to the undersigned pro-rated rent (based on the base rent rate then payable by Debtor to the undersigned) for the days that Lender is in actual possession of the Real Property if and to the extent that Debtor fails to pay the same.

         5. The undersigned agrees to give the Lender prior written notice (at Lender's address set forth above or at such other address as Lender may hereafter designate by written notice to the undersigned) of any payment default by Debtor under its lease of the Real Property and Lender shall have the right (but not the obligation) to cure such payment default within ten (10) days after Lender's receipt of such payment default notice and the undersigned shall not terminate the Debtor's lease of the Real Property on account of such payment default until Lender's cure right expires.

         6. The validity and enforceability of this Waiver and Consent shall not be impaired, diminished, annulled or affected in any manner whatsoever by the modification, alteration, extension or renewal of any debt or other obligation of Debtor to the Lender.

         7. This Waiver and Consent shall be binding upon and enforceable against the undersigned and its heirs, legal representatives, successors and assigns, and shall inure to the benefit of the Lender and its successors and assigns.

         8. Words importing the singular number hereunder shall include the plural number and vice versa, and any pronoun used herein shall be deemed to include all genders.

         9. This Waiver and Consent supersedes and replaces any prior waivers or consents executed by the undersigned in favor of the Lender with respect to the Personal Property, the Real Property and the Debtor.

         IN WITNESS WHEREOF, the undersigned has executed this Waiver and Consent and affixed its seal hereto as of the day and year first written above.

                   (Individual Mortgagee or Lessor Sign Here)



Signed, sealed and delivered this ____ day    (SEAL)
of ______________________, 1996, in            Name:___________________________
the presence of:


Notary Public

[NOTARIAL SEAL]


            (Corporate or Partnership Mortgagee or Lessor Sign Here)


(CORPORATE SEAL)


                                              By:______________________________
ATTEST:____________________                   Title:___________________________


Title:_____________________

Signed, sealed and delivered this _____ day of _________________, 1996, in the presence of:



Notary Public

[NOTARIAL SEAL]

                                    EXHIBIT J

                             COMPLIANCE CERTIFICATE

     This Certificate is delivered pursuant to that certain Third Amended and Restated Loan Agreement, dated as of March 30, 1996 (the Agreement), by and between CRYOLIFE, INC., a Florida corporation (the Borrower), and NATIONSBANK, N.A. (SOUTH), a national banking association (the Lender). All capitalized terms used in this Certificate which are defined in the Agreement are used in this Certificate with the same meanings given such terms in the Agreement. Unless otherwise defined in the Agreement, all accounting terms used herein shall have the meaning given such terms under generally accepted accounting principles consistently applied (GAAP).

     I hereby certify, to the best of my knowledge and belief and in my representative capacity on behalf of the Borrower, to the Lender as follows:

     1. I am the duly qualified and acting chief financial officer of the Borrower.

     2. I have prepared or reviewed the financial statements of the Borrower as of and for the period ending _________________________, _____, true, complete and correct copies of which are attached hereto as Exhibit 1 (collectively, the Financial Statements).

     3. The Financial Statements were prepared in accordance with GAAP and fairly present the financial position and results of operations of the Borrower (and its consolidated subsidiaries, if any) as of and for the period ending on the date of the Financial Statements (subject to normal year-end adjustments).

     4. I further certify that as of, and for the period ending on, the date of the Financial Statements, and except as may be disclosed on Exhibit 2 attached hereto (all of the following being calculated on a consolidated basis and in accordance with GAAP and the Agreement):

               (a) The Borrowers Current Ratio was not less than 2.0 to 1.0 at any time during such period;

               (b) The Borrowers Leverage Ratio did not exceed 1.0 to 1.0 at any time during such period;

               (c) The  Borrowers  Debt Coverage Ratio was not less than 1.3 to
          1.0 for such period;

               (d)  The   Borrowers   Net  Worth  was  not  less  than  [insert
          $15,500,000 thru 12/31/96, and during each fiscal year thereafter insert the prior fiscal years required amount plus $500,000] at any time during such period; and

               (e) The Borrowers Capital Expenditures for such fiscal year (or for the portion thereof ending with such period) did not exceed $2,000,000 in total.

     Attached hereto as Exhibit 3 are calculations demonstrating whether or not the Borrower was in compliance, as of and for the period ending on the date of the Financial Statements, with the covenants in the Loan Agreement which are summarized in items (a) through (e) above.

     5. No Default or Event of Default has occurred and is continuing as of the date of this Certificate other than those Defaults or Events of Defaults (if any) which are described on the aforesaid Exhibit 2 attached hereto.

     I represent the foregoing information to be true and correct to the best of my knowledge and belief and I execute this Certificate in my representative capacity on behalf of the Borrower as of this ____ day of _____________________,
_____.



                             Name:________________________________
                             Title:_______________________________